                                                             SECURITY
                                                               FUNDS

                                                      ANNUAL
                                                      REPORT

                                                      SEPTEMBER 30, 2000
                                                      - SECURITY ULTRA FUND
                                                        (P.3)
                                                      - SECURITY EQUITY FUND
                                                         - SMALL CAP GROWTH
                                                          SERIES (P.8)
                                                         - GLOBAL SERIES (P.12)
                                                         - MID CAP VALUE SERIES
                                                          (P.17)
                                                         - ENHANCED INDEX SERIES
                                                          (P.21)
                                                         - INTERNATIONAL SERIES
                                                          (P.32)
                                                         - SOCIAL AWARENESS
                                                          SERIES (P.38)
                                                         - SELECT 25(R) SERIES
                                                          (P.42)
                                                         - EQUITY SERIES (P.45)
                                                         - TOTAL RETURN SERIES
                                                          (P.50)
                                                         - LARGE CAP GROWTH
                                                          SERIES (P.54)
                                                         - TECHNOLOGY SERIES
                                                          (P.58)
                                                      - SECURITY GROWTH AND
                                                        INCOME FUND (P.61)

                                                         SECURITY DISTRIBUTORS,
                                                         INC.
                                                         A Member of The
                                                         Security Benefit
                                                         Group of Companies
                                                     [SECURITY DISTRIBUTORS,
                                                     INC. LOGO]

[BACKGROUND]

--------------------------------------------------------------------------------

            CHAIRMAN OF THE BOARD'S COMMENTARY

            NOVEMBER 15, 2000

[CLELAND PHOTO]
               John Cleland

TO OUR SHAREHOLDERS:

The equity markets over the past twelve months exhibited almost mob-like behavioral characteristics, swinging from seemingly irrational market runups in the September-December period of 1999 to major selloffs in the late months of the fiscal year. From time to time the stock markets participants place undue focus on the news headlines of the moment, diverting all attention from underlying fundamental conditions and defying all logic. The fiscal year ended September 30 was just such a time.

"THE BAD E'S" MOVE THE MARKETS

As we traversed the final quarter of the fiscal year investors increasingly focused on what was classified as "The Bad E's:" the economy, earnings, energy, the euro, and the elections. As you know, the Federal Reserve's policy-making Open Market Committee (FOMC) raised interest rates six times beginning in mid-1999 in a move to slow economic growth to a sustainable, noninflationary pace. But when data began to confirm that the slowdown in the U.S. economy was a reality, equity investors failed to see the value in a sustainable long-term economic growth rate and instead focused on a slowdown's short-term impact on the second "E," earnings.

In late August and September many highly visible companies across the entire market spectrum announced that their third quarter earnings were likely to be weaker than forecast. While this should not have been a surprise given that a slowing economy means lower sales volume, investors behaved as if such a thing had never happened before and sold these stocks quickly. Also contributing to lower earnings was the weakness of the euro, the new currency of the eleven European Union countries, and the resulting slower sales in Europe. (The reverse side of the weak euro is a strong dollar, which makes U.S.-manufactured goods more expensive in European countries.)

ENERGY PRICES COMPOUND THE EARNINGS PROBLEM

Rapidly increasing energy prices also weighed on investors' minds. Consumers who must spend more to fill their gas tanks consequently have less to spend in retail stores. In addition to the impact of the resulting slower retail sales, energy prices push up corporate costs for raw materials and utilities. These negative effects on corporate earnings added to investors' worries as they appeared to see no end to higher energy prices.

THE ELECTIONS CONTRIBUTE TO UNCERTAINTY

By the time you read this letter the outcome of the November elections will be known. But during the second half of the fiscal year the uncertainty typically generated by a pending change in the White House and in Congress was just one more unsettling concern for the stock markets. Federal Reserve Chairman Alan Greenspan compounded this concern by pointing out that one candidate's proposed spending increases and the other's proposed tax cuts would both decimate our budget surplus. We must keep in mind the great distance between campaign promises and final legislative approval by Congress for the proposals, and the "watering-down" effect of discussions in the interim.

DESPITE ALL THE NEGATIVES, AN OPTIMISTIC OUTLOOK

In the face of all the prevailing negative market psychology, we believe the potential for a market rally is great. Inflation remains largely absent from the scene, and the FOMC is not expected to raise rates further this calendar year. A slowing economy generally brings with it lower interest rates, a strong positive for the equity markets. We remind our shareholders that slowing the U.S. economy to sustainable growth rates in Gross Domestic Product of 3.5% to 4% should allow the "good times" to continue for several more years. We believe sharp market selloffs such as we have seen in recent months create excellent buying opportunities which can allow long-term investment goals to be achieved more readily.

As always, we appreciate the privilege of managing your investment funds. We invite your questions and comments at any time.

Sincerely,

/s/ JOHN CLELAND
John Cleland, Chairman
Security Management Company, LLC

--------------------------------------------------------------------------------
                                        1

--------------------------------------------------------------------------------

            PRESIDENT'S COMMENTARY

            NOVEMBER 15, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[SCHMANK PHOTO]
               James Schmank

TO OUR SHAREHOLDERS:

The financial markets in the twelve month period which ended September 30, 2000 exhibited unusually wide swings, both up and down. For example, in the period from October 15, 1999 to November 18, 1999 the S&P 500 Stock Index rose 14.38%, a return for just over a month that was greater than most total yearly returns in the index's history. Then, in the brief period from March 24, 2000 to April 14, 2000 the same index fell 11.14%, again losing more ground than would be lost in an entire year of market weakness by historical standards.

LONG TERM OBJECTIVES AND SHORT TERM VOLATILITY

This kind of market volatility is unsettling not only to investors, but to experienced professionals as well. It reinforces the importance of an element we continue to stress to our shareholders: maintaining focus on your long-term investment objectives. When we step back and look at performance charts for the major market indexes over ten, twenty, or thirty years we are reminded that despite many periods of market weakness the long-term trends have been steadily upward. We expect that several years from now we will again review these charts and see today's current volatility "smoothed" to these historic patterns.

While many of our funds participated in the most recent growth cycle, we recognize in hindsight that several of our large cap equity portfolios fell short of anticipating the sharp runup in technology-related stocks that occurred in the period from October, 1999 through mid-March of this year. Like many other portfolio management groups, we assessed that the valuations of most of these stocks were considerably higher than levels we believed were reasonable. We were therefore reluctant to increase the risk profile of these funds by emphasizing growth stocks such as technology, and avoiding these stocks hurt our performance during that period.

PERIODS OF MARKET WEAKNESS CREATE BUYING OPPORTUNITIES

The subsequent downturn in technology issues that began in April, 2000 brought many other market sectors down with it. While we recognize how unsettling the sharp market declines have been for investors, we believe we are near the bottom of the market cycle and will soon return to more normal performance in the major stock indexes. The managers of our large cap portfolios have maintained their long-term investment focus and have wisely taken advantage of the weaker markets to add to existing holdings or begin positions in names which appear undervalued.

Although large cap portfolios have had a difficult year, we have been most pleased with returns for our mid cap and small cap funds. Our global and international funds have also handily outperformed their benchmark indexes. These successes in the midst of a less-successful period for the large cap group emphasize the value of diversification of assets in an individual investor's total portfolio. Ownership of several different types of funds can help reduce overall portfolio volatility. Years like the one just completed underscore the advantages of such diversification.

Again, we stress the importance of maintaining sight of your investment objectives. We believe time will show that we are now close to the bottom of the market cycle for many stocks, and today's weaker market sectors should prove to be rewarding investments for the long term.

Sincerely,

James R. Schmank, President
Security Management Company, LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY ULTRA FUND

            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[SCHIER PHOTO]
                Jim Schier
             Portfolio Manager

TO OUR SHAREHOLDERS:

The fiscal year ended September 30, 2000 was a very good one for mid cap growth stocks in general, and for the Security Ultra Fund in particular. Total return for the Fund was +72.82% for the year, outperforming the benchmark S&P Midcap Growth Index's total return of +63.69%.(1)

HEALTH STOCKS LED PORTFOLIO PERFORMANCE

The greatest contributor to positive total return for the year was stock selection in the health care sector. The average return on the health care stocks in the portfolio exceeded +150%, while those in the benchmark index returned +97% for the twelve-month period. Sector performance in the portfolio was led by biomedical firm Millennium Pharmaceuticals, Inc. Millennium's stock price rose nearly 350% during the year as investors flocked to genomics companies. Analysts generally view Millennium as the most advanced in the group, with the best business model.

PE Corp-PE Biosystems Group, formerly PerkinElmer Corporation, was the second largest gainer, rising over 220% during the fiscal year. PE makes instrument systems and software including DNA sequencers for the biotechnology industry. Another leader in performance was Trimeris, Inc., a biotechnology company involved in the discovery and development of a drug now in Phase III trials that is expected to extend the lives of AIDS patients who have received all the benefits they can from available drugs.

AN UNDERWEIGHTING IN TECHNOLOGY WAS A BENEFIT

At the beginning of the fiscal year the portfolio was overweighted in technology stocks, holding 42% of assets in the sector compared with a 33% weighting in the benchmark index. After these stocks had made a strong upward move we took some profits and reduced the position by about one-fourth, bringing its weighting down to just over 30%. This proved to be a good move, allowing us to escape some of the "carnage" as technology stocks began a sharp sell-off.

Some of our financial sector stocks also performed very well. Among these were Northern Trust Corporation and AFLAC Incorporated, both fee-based financial service providers with strong unit growth and consistent performance. Northern Trust's stock gained 114% and AFLAC rose 54% during the twelve months.

MID CAP STOCKS HAVE A BRIGHT FUTURE

We believe the outlook for mid cap growth stocks is extremely positive. This is particularly true when their valuations are compared with those in the large cap sector, where prices were driven extremely high in 1999. The recent volatility in the stock markets, with frequent sharp moves to the downside, has created some excellent buying opportunities.

At the end of the fiscal year the portfolio was positioned a bit more defensively than many mid cap growth portfolios, with an underweighting in technology stocks and overweightings in health care and energy issues. We anticipate moving to a more aggressive stance as the markets approach a bottom; we would likely sell some of the energy stocks to fund a move into areas with more growth potential, such as technology.

Sincerely,

Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Recent market volatility may affect performance so that current performance may be lower.

--------------------------------------------------------------------------------

            SECURITY ULTRA FUND

            NOVEMBER 15, 2000

c-------------------------------------------------------------------------------

                            SECURITY ULTRA FUND VS.
                              S&P MIDCAP 400, AND
                               S&P MIDCAP GROWTH
[LINE GRAPH]

                                                       ULTRA FUND               S&P MIDCAP GROWTH            S&P MIDCAP 400
                                                       ----------               -----------------            --------------
90                                                      10000.00                                                10000.00
                                                        10493.00                                                11243.00
                                                        14339.00                                                13823.00
                                                        13650.00                                                13722.00
                                                        14939.00                    10000.00                    15029.00
91                                                      16761.00                    11641.00                    16876.00
                                                        16921.00                    11225.00                    16790.00
                                                        14552.00                    10465.00                    16269.00
                                                        15167.00                    10916.00                    16901.00
92                                                      18164.00                    12450.00                    18688.00
                                                        18307.00                    12334.00                    19507.00
                                                        18236.00                    12690.00                    19962.00
                                                        19355.00                    13517.00                    20966.00
93                                                      19952.00                    14151.00                    21525.00
                                                        18858.00                    13496.00                    20709.00
                                                        17164.00                    12449.00                    19953.00
                                                        18640.00                    13478.00                    21304.00
94                                                      18627.00                    13163.00                    20754.00
                                                        19268.00                    14243.00                    22453.00
                                                        20561.00                    15482.00                    24411.00
                                                        22866.00                    17113.00                    26793.00
95                                                      22206.00                    16756.00                    27178.00
                                                        23772.00                    17976.00                    28851.00
                                                        25721.00                    18480.00                    29680.00
                                                        26360.00                    19221.00                    30544.00
96                                                      26232.00                    19841.00                    32393.00
                                                        24166.00                    19311.00                    31912.00
                                                        27574.00                    22807.00                    36600.00
                                                        31808.00                    26908.00                    42485.00
97                                                      30915.00                    25848.00                    42839.00
                                                        34119.00                    29005.00                    47561.00
                                                        33428.00                    28940.00                    46539.00
                                                        27856.00                    24549.00                    39809.00
98                                                      35930.00                    34858.00                    51032.00
                                                        35839.00                    32895.00                    47773.00
                                                        41668.00                    37312.00                    54539.00
                                                        41850.00                    34719.00                    49959.00
99                                                      57391.00                    44399.00                    68561.00
                                                        68661.00                    52819.00                    77044.00
                                                        64920.00                    51037.00                    74282.00
00                                                      72354.00                    56829.00                    83076.00

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra fund on 9/30/1990 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $72,354. In comparison, the same $10,000 investment would have grown to $83,076 based on the S&P MidCap index's performance over the same time period or $56,829 based on the S&P MidCap Growth index's performance from 9/30/91 to 9/30/00.

Benchmark was switched from the S&P MidCap 400 index to the S&P MidCap Growth index as this index's investment style more closely reflects the fund's investment style.
----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Rational Software Corporation               7.0%
PE Corp--PE Biosystems Group                4.8%
Comverse Technology, Inc.                   3.9%
Millennium Pharmaceuticals                  3.6%
Acxiom Corporation                          3.5%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                       1 YEAR        5 YEARS           10 YEARS
                       ------        -------           --------
A Shares               72.82%*       26.00%             22.59%
A Shares with sales    62.90%*       24.52%             21.87%
  charge
B Shares               71.17%*       24.72%             19.54%
                                                      (10-19-93)
                                                   (since inception)
B Shares with CDSC     66.17%*       24.55%             19.54%
                                                      (10-19-93)
                                                   (since inception)
C Shares               71.10%*       46.87%               N/A
                                    (1-29-99)
                                (since inception)
C Shares with CDSC     70.10%*       46.87%               N/A
                                    (1-29-99)
                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Recent market volatility may affect performance so that current performance may be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2000

SECURITY ULTRA FUND
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ADVERTISING - 0.5%
True North Communications,
  Inc..........................       35,000   $    1,251,250
AIR FREIGHT & COURIERS - 0.9%
Expeditors International of
  Washington, Inc. ............       50,000        2,253,125
APPAREL RETAIL - 0.2%
Children's Place Retail Stores,
  Inc.*........................       16,100          414,575
APPLICATION SOFTWARE - 15.9%
AVT Corporation*...............      100,000          556,250
AXENT Technologies, Inc.*......      162,200        3,497,437
Cerner Corporation*............       48,900        2,270,794
Diversinet Corporation*........       55,000          323,125
Electronic Arts, Inc.*.........       20,400        1,007,250
EPIQ Systems, Inc.*............       10,000          155,000
HNC Software, Inc.*............       23,000        1,881,688
Hyperion Solutions
  Corporation*.................      100,000        2,587,500
Jack Henry & Associates,
  Inc. ........................       89,450        3,879,894
Lernout & Hauspie Speech
  Products N.V.*...............      160,000        2,100,000
Peregrine Systems, Inc.*.......      154,575        2,927,264
Rational Software
  Corporation*.................      250,000       17,343,750
Take-Two Interactive Software,
  Inc.*........................       50,000          628,125
                                               --------------
                                                   39,158,077
AUTO PARTS & EQUIPMENT - 1.3%
Federal Signal Corporation.....       58,600        1,164,675
Gentex Corporation*............       85,700        2,142,500
                                               --------------
                                                    3,307,175
BANKS - 2.6%
Marshall & Ilsley
  Corporation..................       34,000        1,704,250
Northern Trust Corporation.....       52,000        4,621,500
                                               --------------
                                                    6,325,750
BIOTECHNOLOGY - 6.0%
Affymetrix, Inc.*..............       18,000          897,750
Arena Pharmaceuticals, Inc.*...       13,000          559,000
Gene Logic, Inc.*..............       48,000        1,104,000
Ligand Pharmaceuticals, Inc.
  (Cl. B)*.....................      200,000        2,562,500
Millennium Pharmaceuticals*....       60,700        8,865,994
Trimeris, Inc.*................       10,800          755,325
                                               --------------
                                                   14,744,569


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BROADCASTING & CABLE TV - 1.7%
CINAR Corporation (Cl. B)*.....      349,600   $      961,400
Sirius Satellite Radio,
  Inc.*........................       36,000        1,903,500
XM Satellite Radio Holdings,
  Inc.*........................       32,100        1,382,306
                                               --------------
                                                    4,247,206
BUILDING PRODUCTS - 0.4%
Crane Company..................       40,200          919,575
CATALOG RETAIL - 1.0%
Lands' End, Inc.*..............      128,000        2,688,000
COMMODITY CHEMICALS - 0.1%
Lyondell Chemical Company......       31,700          374,456
CONSTRUCTION & ENGINEERING - 0.5%
MasTec, Inc.*..................       36,000        1,125,000
DIVERSIFIED COMMERCIAL SERVICES - 1.8%
DeVry, Inc.*...................      115,000        4,326,875
DRUG RETAIL - 0.8%
CVS Corporation................       42,000        1,945,125
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Baldor Electric Company........        8,600          174,688
Comdisco, Inc..................       90,000        1,715,625
                                               --------------
                                                    1,890,313
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Aclara Biosciences, Inc.*......       45,000        1,366,875
Maxwell Technologies, Inc.*....      190,000        3,443,750
PerkinElmer, Inc...............       14,200        1,482,125
                                               --------------
                                                    6,292,750
FOOD RETAIL - 0.3%
Winn-Dixie Stores, Inc.........       44,400          638,250
GAS UTILITIES - 1.8%
Dynegy, Inc....................       80,000        4,560,000
HEALTH CARE DISTRIBUTORS & SERVICES - 2.5%
Cardinal Health, Inc...........       18,000        1,587,375
CryoLife, Inc.*................       52,300        1,814,156
Hooper Holmes, Inc.............      300,000        2,853,000
                                               --------------
                                                    6,254,531
HEALTH CARE EQUIPMENT - 8.4%
Becton, Dickinson & Company....       58,000        1,533,375
ChromaVision Medical Systems,
  Inc.*........................       29,000          275,500
Closure Medical Corporation*...      168,000        4,231,500
INAMED Corporation*............       60,000        1,687,500
Micro Therapeutics, Inc.*......       50,000          334,375

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

--------------------------------------------------------------------------------

SECURITY ULTRA FUND
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT (CONTINUED)
ORATEC Interventions, Inc.*....       22,600   $      276,850
PE Corp - PE Biosystems
  Group........................      101,000       11,766,500
Sunrise Medical, Inc.*.........      100,000          600,000
                                               --------------
                                                   20,705,600
HEALTH CARE SUPPLIES - 0.1%
Interpore International,
  Inc.*........................       19,400          145,500
INDUSTRIAL MACHINERY - 0.5%
Flowserve Corporation..........       74,000        1,216,375
INTEGRATED OIL & GAS - 0.4%
USX - Marathon Group...........       36,000        1,021,500
INTERNET SOFTWARE & SERVICES - 0.3%
High Speed Access
  Corporation*.................       75,000          271,875
Liquid Audio, Inc.*............       80,000          360,000
                                               --------------
                                                      631,875
IT CONSULTING & SERVICES - 7.9%
Acxiom Corporation*(1).........      270,000        8,572,500
Computer Sciences
  Corporation*.................       45,000        3,341,250
Keane, Inc.*...................      150,000        2,610,000
Safeguard Scientifics, Inc.*...      123,000        2,452,313
SunGard Data Systems, Inc.*....       60,000        2,568,750
                                               --------------
                                                   19,544,813
LEISURE PRODUCTS - 1.5%
Mattel, Inc....................      320,000        3,580,000
LIFE & HEALTH INSURANCE - 2.4%
AFLAC, Inc.(1).................       82,000        5,253,125
UnumProvident Corporation......       23,000          626,750
                                               --------------
                                                    5,879,875
OIL & GAS DRILLING - 4.8%
ENSCO International, Inc.......       94,600        3,618,450
Nabors Industries, Inc.*.......       46,250        2,423,500
R & B Falcon Corporation*......       62,300        1,736,613
Santa Fe International
  Corporation..................       60,000        2,703,750
Transocean Sedco Forex, Inc....       25,000        1,465,625
                                               --------------
                                                   11,947,938
OIL & GAS EQUIPMENT & SERVICES - 0.9%
Tidewater, Inc.................       50,000        2,275,000
OIL & GAS EXPLORATION & PRODUCTION - 7.6%
Anadarko Petroleum
  Corporation..................       62,000        4,120,520
Apache Corporation.............       89,000        5,262,125
Callon Petroleum Company*......      105,000        1,660,312


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
OIL & GAS EXPLORATION &
  PRODUCTION (CONTINUED)
Evergreen Resources, Inc.*.....       61,500   $    2,137,125
Forest Oil Corporation*........      130,000        2,104,375
Ocean Energy, Inc.*............      208,000        3,211,000
TransMontaigne, Inc.*..........       64,500          318,469
                                               --------------
                                                   18,813,926
PHARMACEUTICALS - 6.5%
Catalytica, Inc.*..............       72,000          891,000
Guilford Pharmaceuticals,
  Inc.*........................       63,200        1,457,550
Mylan Laboratories, Inc........      181,300        4,883,769
Penwest Pharmaceuticals
  Company*.....................       60,000          761,250
Teva Pharmaceutical Industries,
  Ltd. ADR.....................      110,000        8,050,625
                                               --------------
                                                   16,044,194
PUBLISHING & PRINTING - 2.2%
E.W. Scripps Company(1)........       92,600        5,000,400
John Wiley & Sons, Inc.........       13,600          311,950
                                               --------------
                                                    5,312,350
RAILROADS - 0.8%
CSX Corporation................       40,000          872,500
RailAmerica, Inc.*.............      150,000        1,171,875
                                               --------------
                                                    2,044,375
RESTAURANTS - 2.1%
Cheesecake Factory, Inc.*......      119,850        5,183,512
SEMICONDUCTORS - 1.9%
Advanced Power Technology,
  Inc.*........................       31,600        1,046,750
Alpha Industries, Inc.*........       52,150        1,776,359
Power Integrations, Inc.*......       61,000          850,188
S3, Inc.*......................      101,000        1,041,562
                                               --------------
                                                    4,714,859
SPECIALTY CHEMICALS - 0.9%
Material Sciences
  Corporation*.................      105,200        1,196,650
Rentech, Inc.*.................      470,000          940,000
                                               --------------
                                                    2,136,650
SYSTEMS SOFTWARE - 1.4%
DST Systems, Inc.*.............       13,640        1,602,700
New Era of Networks, Inc.*.....       25,000          608,203
Wind River Systems, Inc.*......       24,000        1,150,500
                                               --------------
                                                    3,361,403

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY ULTRA FUND
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.0%
Comverse Technology, Inc.*.....       90,000   $    9,720,000
Transcrypt International,
  Inc.*........................      166,500          260,156
                                               --------------
                                                    9,980,156
                                               --------------
  Total common stocks - 96.2%...............      237,256,503
COMMERCIAL PAPER
----------------
CHEMICALS - BASIC - 0.6%
E.I. duPont de Nemours &
  Company, 6.515% - 10-6-00....  $ 1,600,000        1,598,552
COMBINATION GAS & ELECTRIC - 0.3%
Baltimore Gas & Electric
  Company, 6.48% - 10-4-00.....  $   700,000          699,622
ELECTRIC UTILITIES - 0.5%
Duke Energy Corporation, 6.65%
  - 10-2-00....................  $ 1,200,000        1,199,778
NATURAL GAS - 1.2%
Northern Illinois Gas, 6.50% -
  10-5-00......................  $ 2,900,000        2,897,906


                                  PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)       AMOUNT          VALUE
-------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 0.4%
May Department Stores Company,
  6.47% - 10-17-00.............  $ 1,000,000   $      997,124
TELECOMMUNICATIONS - 1.6%
BellSouth Telecommunications,
  Inc., 6.47% - 10-19-00.......    4,000,000        3,987,060
                                               --------------
  Total commercial paper - 4.6%.............       11,380,042
                                               --------------
  Total investments - 100.8%................      248,636,545
  Liabilities, less cash and other assets -
    (0.8%)..................................       (2,020,525)
                                               --------------
  Total net assets - 100.0%.................   $  246,616,020
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $153,589,029.

 * Non-Income producing security.

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, forward contracts or options.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            SMALL CAP GROWTH SERIES

            NOVEMBER 15, 2000

                                                                   [STRONG LOGO]

[OGNAR PHOTO]
              Ronald C. Ognar
             Portfolio Manager

TO OUR SHAREHOLDERS:

Security Small Cap Growth Fund had an excellent year, producing a total return for the twelve months ending September 30, 2000 of +74.58%.(1) The benchmark index, the Russell 2000 Growth Index, gained 29.66% over the same period.

INVESTORS' WORRIES ABOUT EARNINGS PRODUCED SHARP MARKET SWINGS

As the year 1999 ended, the equity markets grappled with the question of whether rising interest rates would stifle the sizzling U.S. economy. Seeing that the Federal Reserve Board was working to slow economic growth, investors who feared that such a slowdown would probably result in a slowdown in corporate earnings responded by flocking to those companies that historically produced the most consistent revenue and earnings growth. The playing field between New Economy and Old Economy stocks evened out modestly in the last weeks of the first calendar quarter with the Dow Jones Industrial Average and the S&P 500 Stock Index rallying from oversold depths.

During the summer months of 2000 the market was characterized by severe volatility combined with a rotation from highly valued growth stocks into less expensive market sectors. The stock market rally we saw in August quickly evaporated after Labor Day as the major indexes gave back their gains. Higher oil prices, a weak euro, sluggish personal computer demand, and concerns over decreased spending on telecommunications equipment all added to already-existing worries about slower earnings growth. Though evidence mounted that the Federal Reserve is at or near the end of its cycle of raising interest rates, the markets were pressured by fears that the economy may be slowing too much and might be headed for a recession.

PORTFOLIO DIVERSIFICATION HELPED GENERATE STRONG RESULTS

Throughout the fiscal year the strongest relative performance in the Small Cap Growth Fund came from optical and networking technology companies as well as various health care related stocks. As market volatility increased, the Fund benefited by maintaining a diverse list of companies spread across various sectors. In a declining market, superior stock picking was the primary way to add value to the Fund. In many instances, companies in similar industries with similar products had very different stock price performance. While some of the Fund's holdings in premier growth technology stocks were down in the second half of the fiscal year, we remain committed to these long-term leaders in the growth of the networked economy.

POST ELECTION MARKETS SHOULD IMPROVE

With economic data pointing to more moderate growth trends, it is increasingly likely that an end to the Fed's tightening is near. We expect November to bring with it better markets, as a result of the typical post-election optimism that has been apparent in past election years. The year 2000 is shaping up to be a year when good stock picking across all sectors of the market can add value in spite of the negative returns for the broader indexes. We are somewhat concerned about 2001 if the economy slows more than expected or inflation inches higher under a new administration. We plan to watch market reactions carefully, and will continue to focus on well-managed growth companies in dynamic industries such as technology, healthcare, and financial services.

Sincerely,

Ronald C. Ognar
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

    Performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Recent market volatility may affect performance so that current performance may be lower.

    The Small Cap Growth Fund participates in the initial public offering ("IPO") market which may significantly increase its total return during the time it has a small asset base. As the Fund's assets grow, the impact from IPOs may be reduced.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            SMALL CAP GROWTH SERIES
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                          SMALL CAP GROWTH SERIES VS.
                            RUSSELL 2000 INDEX, AND
                           RUSSELL 2000 GROWTH INDEX
[LINE GRAPH]

                                                                                                           RUSSELL 2000 GROWTH
                                                 SMALL CAP GROWTH SERIES       RUSSELL 2000 INDEX                 INDEX
                                                 -----------------------       ------------------          -------------------
10/97                                                   10000.00                    10000.00                    10000.00
                                                         9072.00                     9444.00                     9767.00
                                                        10129.00                    10393.00                    10928.00
                                                         9921.00                     9908.00                    10300.00
9/98                                                     8205.00                     7912.00                     7997.00
                                                        10006.00                     9203.00                     9888.00
                                                        10016.00                     8704.00                     9721.00
                                                        10572.00                    10057.00                    11155.00
9/99                                                    12241.00                     9422.00                    10607.00
                                                        18726.00                    11160.00                    14149.00
                                                        23778.00                    11950.00                    15483.00
                                                        20730.00                    11498.00                    14322.00
9/00                                                    21368.00                    11610.00                    13753.00

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on 10/15/1997 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $21,368. In comparison, the same $10,000 investment would have grown to $11,610 based on the Russell 2000 index's performance and $13,753 based on the Russell 2000 Growth index's performance.

Benchmark was switched from the Russell 2000 to Russell 2000 Growth as this index's investment style more closely reflects the fund's investment style.

----------------                  PERFORMANCE                   ----------------
                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Titan Pharmaceuticals, Inc.                 4.9%
Polycom, Inc.                               3.4%
Oak Technology, Inc.                        3.3%
Newport Corporation                         2.7%
Aeroflex, Inc.                              2.6%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                              1 YEAR     SINCE INCEPTION
                              ------     ---------------
A Shares                      74.58%*        31.84%
                                           (10-15-97)
A Shares with sales charge    64.56%*        29.23%
                                           (10-15-97)
B Shares                      72.70%*        30.33%
                                           (10-15-97)
B Shares with CDSC            67.70%*        29.73%
                                           (10-15-97)
C Shares                      73.54%*        51.39%
                                            (1-29-99)
C Shares with CDSC            72.54%*        51.39%
                                            (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Recent market volatility may affect performance so that current performance may be lower.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - SMALL CAP GROWTH
SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 3.8%
Aeroflex, Inc.*................       28,600   $    1,390,675
REMEC, Inc.*...................       21,300          627,019
                                               --------------
                                                    2,017,694
AGRICULTURAL PRODUCTS - 0.2%
Eden Bioscience Corporation*...        3,500          115,500
AIRLINES - 1.1%
Frontier Airlines, Inc.*.......       29,000          563,687
APPLICATION SOFTWARE - 5.9%
Advent Software, Inc.*.........       14,000          978,250
Elantec Semiconductor, Inc.*...        7,000          697,375
Manugistics Group, Inc.*.......        4,000          392,500
Natural MicroSystems
  Corporation*.................       11,500          618,664
SmartForce Public Limited
  Company*.....................        6,000          284,250
SpeechWorks International,
  Inc.*........................        3,000          186,000
                                               --------------
                                                    3,157,039
BANKS - 3.8%
Greater Bay Bancorp............        8,000          555,500
Silicon Valley Bancshares*.....       10,000          582,344
Southwest Bancorporation of
  Texas, Inc.*.................       13,500          441,281
TCF Financial Corporation......       11,500          432,687
                                               --------------
                                                    2,011,812
BIOTECHNOLOGY - 12.2%
Cell Therapeutics, Inc.*.......       11,300          753,569
Connetics Corporation*.........       23,500          566,937
COR Therapeutics, Inc.*........        8,500          529,656
Inhale Therapeutic Systems.....        5,200          293,150
Neose Technologies, Inc.*......       17,300          836,888
OSI Pharmaceuticals, Inc.*.....       13,500          945,000
Titan Pharmaceuticals, Inc.*...       40,500        2,632,500
                                               --------------
                                                    6,557,700
COMPUTER HARDWARE - 0.5%
Carreker Corporation*..........       14,000          273,000
COMPUTER STORAGE & PERIPHERALS - 0.9%
InFocus Corporation*...........        9,000          477,000
CONSUMER FINANCE - 4.4%
AmeriCredit Corporation*.......       25,500          734,719
CompuCredit Corporation*.......        5,300          297,297
Metris Companies, Inc..........       34,000        1,343,000
                                               --------------
                                                    2,375,016


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES - 5.8%
Career Education
  Corporation*.................        9,000   $      400,500
ChoicePoint, Inc.*.............        5,500          252,312
Corporate Executive Board
  Company*.....................       30,000        1,207,500
DeVry, Inc.*...................       11,500          432,688
Education Management
  Corporation*.................       16,000          431,000
ProsoftTraining.com*...........       27,000          384,750
                                               --------------
                                                    3,108,750
DIVERSIFIED FINANCIAL SERVICES - 3.4%
Affiliated Managers Group,
  Inc.*........................        9,500          540,906
Dain Rauscher Corporation......        9,000          837,000
Raymond James Financial,
  Inc..........................       14,000          461,125
                                               --------------
                                                    1,839,031
ELECTRICAL COMPONENTS & EQUIPMENT - 4.2%
American Superconductor
  Corporation*.................        4,500          221,203
Artesyn Technologies, Inc.*....       17,000          495,125
AstroPower, Inc.*..............        4,500          178,312
DDI Corporation................        2,000           88,500
Plexus Corporation*............        9,000          634,500
Power-One, Inc.*...............        5,000          302,578
Technitrol, Inc................        3,000          303,000
                                               --------------
                                                    2,223,218
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
Merix Corporation*.............        6,500          421,281
Newport Corporation............        9,000        1,433,391
Vertex Interactive, Inc.*......        7,400          135,512
                                               --------------
                                                    1,990,184
ENVIRONMENTAL SERVICES - 1.6%
Tetra Tech, Inc.*..............       29,000          828,312
GENERAL MERCHANDISE STORES - 0.6%
99 Cents Only Stores*..........        6,500          326,219
HEALTH CARE DISTRIBUTORS & SERVICES - 2.3%
AmeriSource Health
  Corporation*.................        8,000          376,000
Laboratory Corporation of
  America Holdings*............        4,500          538,875
Priority Healthcare Corporation
  (Cl. B)*.....................        4,300          327,875
                                               --------------
                                                    1,242,750

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - SMALL CAP GROWTH
SERIES (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT - 2.5%
Physiometrix, Inc.*............       19,500   $      431,438
Thoratec Laboratories
  Corporation*.................       17,000          374,000
Vascular Solutions, Inc.*......       28,200          529,191
                                               --------------
                                                    1,334,629
INTERNET SOFTWARE & SERVICES - 2.0%
WatchGuard Technologies,
  Inc.*........................       10,500          630,000
WebTrends Corporation*.........       11,500          429,813
                                               --------------
                                                    1,059,813
MOVIES & ENTERTAINMENT - 2.4%
Macrovision Corporation*.......       16,000        1,296,000
NETWORKING EQUIPMENT - 1.0%
Tut Systems, Inc.*.............        6,500          561,031
OIL & GAS DRILLING - 2.8%
Grey Wolf, Inc.*...............      200,500        1,152,875
Marine Drilling Companies,
  Inc.*........................       13,000          371,313
                                               --------------
                                                    1,524,188
OIL & GAS EQUIPMENT & SERVICES - 3.3%
Key Energy Services, Inc.*.....       29,000          284,562
Lone Star Technologies,
  Inc.*........................       11,000          507,650
National-Oilwell, Inc.*........        8,500          265,625
Patterson Energy, Inc.*........       12,000          412,500
Trico Marine Services, Inc.*...       19,000          301,625
                                               --------------
                                                    1,771,962
OIL & GAS EXPLORATION & PRODUCTION - 0.9%
Cross Timbers Oil Company......       22,500          431,719
Proton Energy Systems, Inc.*...        1,800           51,525
                                               --------------
                                                      483,244
PACKAGED FOODS - 0.5%
Suiza Foods Corporation*.......        5,500          278,781
PHARMACEUTICALS - 3.1%
CIMA Labs, Inc.*...............       12,800          666,400
Maxim Pharmaceuticals, Inc.*...       11,500          698,625
NPS Pharmaceuticals, Inc.*.....        4,900          277,156
                                               --------------
                                                    1,642,181
PROPERTY & CASUALTY INSURANCE - 0.8%
Radian Group, Inc..............        6,000          405,000
SEMICONDUCTOR EQUIPMENT - 0.4%
Cabot Microelectronics
  Corporation*.................        5,000          240,000


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
SEMICONDUCTORS - 10.1%
Actel Corporation*.............        9,500   $      341,406
Advanced Power Technology,
  Inc.*........................       22,400          742,000
Exar Corporation*..............        7,400          895,400
Integrated Device Technology,
  Inc.*........................        6,000          543,000
Micrel, Inc.*..................        7,000          469,000
Microtune, Inc.*...............        7,000          374,938
Oak Technology, Inc.*..........       65,000        1,779,375
Virata Corporation*............        4,000          264,500
                                               --------------
                                                    5,409,619
SPECIALTY STORES - 2.8%
Michaels Stores, Inc.*.........        7,000          280,000
PETsMART, Inc.*................       85,000          398,438
Pier 1 Imports, Inc.*..........       62,000          840,875
                                               --------------
                                                    1,519,313
STEEL - 0.5%
Shaw Group, Inc.*..............        4,000          282,000
SYSTEMS SOFTWARE - 3.0%
Concurrent Computer
  Corporation*.................       30,000          570,000
Micromuse, Inc.*...............        2,200          442,062
OPNET Technologies, Inc.*......       17,000          620,500
                                               --------------
                                                    1,632,562
TELECOMMUNICATIONS EQUIPMENT - 5.3%
Netro Corporation*.............       10,000          592,500
Polycom, Inc.*.................       27,500        1,841,641
Research in Motion, Ltd.*......        4,000          394,438
                                               --------------
                                                    2,828,579
                                               --------------
  Total common stocks - 95.8%...............       51,375,814
  Cash & other assets, less liabilities -
    4.2%....................................        2,224,426
                                               --------------
  Total net assets - 100.0%.................   $   53,600,240
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $37,265,491.

 * Non-Income producing security.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            GLOBAL SERIES
            NOVEMBER 15, 2000

                                                        [OPPENHEIMER FUNDS LOGO]

[WILBY PHOTO]
             William L. Wilby
             Portfolio Manager

TO OUR SHAREHOLDERS:

Security Global Fund gained 47.04% during the fiscal year ended September 30, 2000, while its benchmark index, the MSCI World Index, rose 7.08%.(1) We attribute this strong performance to our investment approach which focuses on individual companies that, in our view, stand to benefit from one or more key worldwide growth trends. The four themes we have identified are new technologies, mass affluence, restructuring, and aging populations. Using these themes as a starting point, we then employ rigorous fundamental research to uncover companies with the potential to deliver earnings growth and stock price appreciation in nearly any type of market.

BOTH POSITIVE AND NEGATIVE MARKETS DURING THE PERIOD

Interestingly, the past twelve months displayed virtually every type of market. The first six months of the fiscal year were very positive for U.S. and foreign markets, even though the monumental gains were mostly driven by a narrow group of technology and telecommunications stocks. Toward the end of March, however, investor sentiment began to shift. Concerns over the high valuations of "new economy" stocks and continued monetary tightening in the U.S. unleashed a torrent of selling, at times seemingly indiscriminate, resulting in several broad market downturns. From time to time it looked as though "old economy" stocks would lead a recovery; yet for much of the next six months, global markets settled into a holding pattern, appearing to have no clear direction.

A WEAK EURO HELPED EUROPEAN EXPORTING COMPANIES

The past six months also saw a dramatic strengthening of the U.S. dollar against many foreign currencies, particularly the euro, the currency of the European Monetary Union. Despite healthy economic fundamentals throughout much of Europe, the weaker currency resulted in massive capital outflows into the United States markets, which investors believed offered higher return potential. The irony is that this weakness may have actually benefited European companies that export to the United States, allowing them to realize substantial gains from revenue generated in U.S. dollars. In fact, several of our top holdings profited from this development. German automobile manufacturer Porsche AG demonstrated the impact of widening mass affluence, as well as the upside of the currency situations.

Although Japan remains mired in recession, we've invested there selectively, focusing our purchases in the new technologies theme. In contrast, Fund performance was hurt during July by a decline in the value of semiconductor stocks.

A POSITIVE OUTLOOK FOR INTERNATIONAL MARKETS

Regardless of market conditions, we believe there are virtually always opportunities to buy great companies. However, from a market standpoint our outlook for the United States is unclear at this time because of the upcoming election. On the other hand, we remain optimistic regarding international markets. In our view, the signs are quite compelling. For example, both Europe and Japan have close to a two-year advantage over the United States in the area of mobile Internet penetration. The proliferation of luxury goods overseas continues to offer unique possibilities. Despite its current weakness, the euro since its launch has brought about a wave of restructuring that is making European companies more competitive and shareholder-friendly. Finally, there is a growing equity culture overseas, particularly in Europe and Japan, as investors seek the returns they need to meet their long term investment goals.

Sincerely,

William L. Wilby
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            GLOBAL SERIES
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                        GLOBAL SERIES VS. MORGAN STANLEY
                       CAPITAL INTERNATIONAL WORLD INDEX
[LINE GRAPH]

                                                                                                      MORGAN STANLEY CAPITAL
                                                                       GLOBAL SERIES                INTERNATIONAL WORLD INDEX
                                                                       -------------                -------------------------
93                                                                        10000.00                           10000.00
                                                                           9736.00                           10174.00
                                                                           9764.00                           10248.00
                                                                          10000.00                           10568.00
                                                                          10217.00                           10807.00
94                                                                         9859.00                           10741.00
                                                                           9735.00                           11259.00
                                                                           9946.00                           11753.00
                                                                          10503.00                           12424.00
95                                                                        10882.00                           13029.00
                                                                          11579.00                           13575.00
                                                                          12206.00                           13983.00
                                                                          12366.00                           14185.00
96                                                                        12735.00                           14852.00
                                                                          13042.00                           14911.00
                                                                          14357.00                           17173.00
                                                                          14851.00                           17681.00
97                                                                        13613.00                           17263.00
                                                                          15697.00                           19753.00
                                                                          15357.00                           20172.00
                                                                          13601.00                           17771.00
98                                                                        16217.00                           21543.00
                                                                          16517.00                           22329.00
                                                                          17980.00                           23415.00
                                                                          18267.00                           23086.00
99                                                                        25110.00                           27000.00
                                                                          28471.00                           27297.00
                                                                          27431.00                           26349.00
00                                                                        26861.00                           25043.00

This chart assumes a $10,000 investment in Class A shares of Global Series on 10/01/1993 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $26,861. In comparison, the same $10,000 investment would have grown to $25,043 based on the MSCI World index's performance.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Cadence Design Systems, Inc.                4.2%
Porsche AG                                  3.1%
Reckitt Benckiser plc                       2.3%
Fresenius AG                                2.1%
National Semiconductor Corporation          2.1%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                       1 YEAR        5 YEARS           10 YEARS
                       ------        -------           --------
A Shares               47.04%        20.68%             16.16%
                                                       (10-1-93)
                                                   (since inception)
A Shares with sales    38.62%        19.26%             15.18%
  charge                                               (10-1-93)
                                                   (since inception)
B Shares               46.53%        19.62%             15.31%
                                                      (10-19-93)
                                                   (since inception)
B Shares with CDSC     41.53%        19.43%             15.31%
                                                      (10-19-93)
                                                   (since inception)
C Shares               45.67%        32.32%               N/A
                                    (1-29-99)
                                (since inception)
C Shares with CDSC     44.67%        32.32%               N/A
                                    (1-29-99)
                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - GLOBAL SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AUSTRALIA - 0.9%
Australia & New Zealand Banking
  Group, Ltd. .................      118,900   $      855,182
BRAZIL - 2.5%
Embraer - Empresa Brasileira de
  Aeronautica S.A. ............        9,100          282,100
Tele Norte Leste Participacoes
  S.A. ........................   62,688,269        1,423,652
Telesp Celular Participacoes
  S.A. ........................       21,300          701,569
                                               --------------
                                                    2,407,321
CANADA - 2.3%
Bombardier, Inc. (Cl. B).......       99,800        1,724,578
Husky Energy, Inc.*............       50,490          468,121
                                               --------------
                                                    2,192,699
FINLAND - 1.0%
Elisa Communications Oyj.......       12,700          453,802
Nokia Oyj ADR..................       10,900          433,956
                                               --------------
                                                      887,758
FRANCE - 7.8%
Alcatel........................       27,600        1,765,883
Axa............................        3,440          449,298
Canal Plus.....................        3,200          479,233
Cap Gemini S.A. ...............        4,800          902,268
Genset ADR*....................       12,100          332,750
Sanofi-Synthelabo S.A..........       28,800        1,547,834
Sidel S.A. ....................       10,600          604,301
Societe BIC S.A................       23,830          891,040
Societe Television
  Francaise(1).................        6,100          349,911
                                               --------------
                                                    7,322,518
GERMANY - 7.5%
Depfa Deutsche Pfandbriefbank
  AG...........................        4,800          383,358
Fresenius AG...................        8,050        2,003,363
Porsche AG.....................          805        2,912,691
Prosieben Media AG.............        3,105          354,851
Wella AG.......................       41,702        1,477,601
                                               --------------
                                                    7,131,864
HONG KONG - 0.3%
Television Broadcasts, Ltd. ...       47,500          285,113
INDIA - 0.6%
ICICI, Ltd. ADR................       53,900          592,900
IRELAND - 1.6%
Elan Corporation plc ADR*......       27,500        1,505,625
ITALY - 0.6%
Telecom Italia Mobile SpA......       73,700          595,769


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
JAPAN - 6.5%
Credit Saison Company, Ltd. ...       28,100   $      611,096
Eisai Company, Ltd. ...........       31,200          984,564
Hirose Electric Company,
  Ltd. ........................        6,100          795,947
Kyocera Corporation............        5,300          809,273
Nikon Corporation..............       19,000          383,306
NTT Docomo, Inc. ..............           32          918,009
Toshiba Corporation............      206,000        1,660,429
                                               --------------
                                                    6,162,624
MEXICO - 1.0%
Grupo Televisa S.A. GDR*.......       15,920          918,385
NETHERLANDS - 1.6%
Koninklijke (Royal) Philips
  Electronics N.V..............       10,386          447,009
Royal Dutch Petroleum
  Company......................       14,800          887,075
STMicroelectronics N.V.........        4,150          197,644
                                               --------------
                                                    1,531,728
SINGAPORE - 0.9%
Singapore Press Holdings,
  Ltd. ........................       54,900          823,358
SOUTH KOREA - 0.4%
Samsung Electronics............        2,132          386,194
SWEDEN - 0.7%
Telefonaktiebolaget LM Ericsson
  AB ADR.......................       43,660          646,714
SWITZERLAND - 0.4%
Serono S.A. ...................          300          366,235
UNITED KINGDOM - 13.7%
Allied Zurich plc..............       86,900          983,527
Bass plc.......................      133,500        1,305,667
BP Amoco plc ADR...............       18,600          985,800
Cadbury Schweppes plc..........      148,260          875,714
Hanson plc.....................      139,400          775,977
Hilton Group plc...............      106,300          304,899
Oxford Glycosciences plc*......        5,000          170,024
Peninsular and Oriental Steam
  Navigation Company...........       67,800          593,936
Reckitt Benckiser plc..........      173,949        2,132,052
Reed International plc.........      213,000        1,683,250
Rentokil Initial plc...........      416,900          932,285
Royal Bank of Scotland Group
  plc..........................       70,100        1,477,947
WPP Group plc..................       64,150          766,354
                                               --------------
                                                   12,987,432

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - GLOBAL SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
UNITED STATES - 35.5%
Affymetrix, Inc.*..............        6,200   $      309,225
Alza Corporation*..............       12,200        1,055,300
America Online, Inc.*..........       17,000          913,750
American Express Company.......       12,900          783,675
American Home Products
  Corporation..................       15,100          854,094
American International Group,
  Inc. ........................       12,100        1,157,819
Amgen, Inc.*...................       12,700          886,817
Bank One Corporation...........       32,900        1,270,762
Bard (C.R.), Inc. .............       28,100        1,187,225
Cadence Design Systems,
  Inc.*........................      154,340        3,964,609
Circuit City Stores - Circuit
  City Group...................       40,500          931,500
Citigroup, Inc. ...............       17,066          922,631
Fannie Mae.....................       21,300        1,522,950
Gilead Sciences, Inc.*.........       15,000        1,645,313
Hasbro, Inc. ..................       38,000          434,625
Human Genome Sciences, Inc.*...        4,700          813,688
International Business Machines
  Corporation..................        8,600          967,500
International Flavors and
  Fragrances, Inc. ............       39,600          722,700
International Game
  Technology*..................       23,400          786,825
Intuit, Inc.*..................        5,800          330,600
Lehman Brothers Holdings,
  Inc. ........................        7,900        1,167,225
Manpower, Inc. ................       25,870          826,223
MBNA Corporation...............       44,600        1,717,100
Millennium Pharmaceuticals*....        3,440          502,455
National Semiconductor
  Corporation*.................       49,200        1,980,300


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
UNITED STATES (CONTINUED)
Oracle Corporation*............       10,580   $      833,175
Pfizer, Inc. ..................       11,000          494,313
QUALCOMM, Inc.*................       12,220          870,675
Quintiles Transnational
  Corporation*.................       10,900          173,719
Sanmina Corporation*...........        3,400          318,325
Scientific-Atlanta, Inc. ......        9,600          610,800
Solectron Corporation*.........        8,100          373,612
Sun Microsystems, Inc.*........        5,700          665,475
Sybase, Inc.*..................       45,300        1,041,900
WorldCom, Inc.*................       17,000          516,375
                                               --------------
                                                   33,553,280
                                               --------------
  Total common stocks - 85.8%...............       81,152,699

REPURCHASE AGREEMENT - 12.9%
--------------------------------------------
State Street, 4.25%, 10-02-00
  (Collateralized by FHLB,
  6.00% -  2002 with a value of
  $12,460,000).................  $12,172,375       12,172,375
                                               --------------
  Total investments - 98.7%....                    93,325,074
  Cash and other assets, less
    liabilities - 1.3%.........                     1,226,031
                                               --------------
  Total net assets - 100.0%....                $   94,551,105
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - GLOBAL SERIES
(CONTINUED)

INVESTMENT CONCENTRATION
--------------------------------------------
At September 30, 2000, Global Series' investment
concentration by industry was as follows:
Advertising....................                          0.8%
Aerospace/Defense..............                          0.3%
Automobiles....................                          3.1%
Banks & Credit.................                          4.2%
Beverages......................                          1.4%
Broadcast Media................                          2.5%
Building & Construction........                          0.8%
Communications.................                          0.9%
Computer Software..............                          5.5%
Computer Systems...............                          3.6%
Cosmetics......................                          1.6%
Electrical Equipment...........                          2.6%
Electronics....................                          2.5%
Entertainment..................                          1.3%
Financial Services.............                          7.8%
Food Wholesalers...............                          0.9%
Healthcare.....................                          7.0%
Hotel/Motel....................                          0.3%
Household Products.............                          3.0%
Insurance......................                          2.7%
Machinery......................                          0.6%
Manufacturing..................                          1.8%
Medical........................                          1.4%
Office Equipment...............                          0.9%
Oil............................                          2.5%
Pharmaceuticals................                          7.3%
Photography....................                          0.4%
Publishing.....................                          1.8%
Retail.........................                          1.0%
Semiconductors.................                          2.3%
Services.......................                          3.0%
Telecommunications.............                          9.4%
Transportation.................                          0.6%
Cash, short-term investments
  and other assets, less
  liabilities..................                         14.2%
                                               --------------
                                                       100.0%
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $84,339,719.

 * Non-Income producing security.

ADR (American Depositary Receipt)

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            MID CAP VALUE SERIES
            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[SCHIER PHOTO]
                Jim Schier
             Portfolio Manager

TO OUR SHAREHOLDERS:

The fiscal year ended September 30, 2000 was an excellent one for Security Mid Cap Value Fund, which returned +30.46% for the year.(1) The benchmark S&P Mid Cap Value Index gained 25.49% over the same period.

HEALTH CARE STOCKS LED PERFORMANCE

The greatest contributor to total return was stock selection in the health care sector. The average return on the health care stocks in the portfolio exceeded 100%, while those in the benchmark index averaged 58%. The performance of our health care holdings was led by CryoLife, Inc., a biomedical company whose core business is harvesting and preserving human tissue. CryoLife also develops medical devices, and has received favorable press for two of its newest products: BioGlue, a surgical adhesive, and SynerGraft, a tissue-engineered heart valve. Both products are being used successfully in Europe, and the company is seeking FDA approval in the U.S.

Noven Pharmaceuticals, Inc. was a second outstanding performer in health care. Noven develops transdermal drug delivery systems, primarily "patch" delivery products. Success with new products, including the smallest available estrogen patch, drove the stock's price up.

MANY INDUSTRIAL COMPANIES PRODUCE SOLID RESULTS

A variety of industrial companies also contributed to the year's positive results. Benchmark Electronics, Inc. provides contract electronics manufacturing and design services to original equipment manufacturers in several industries. Benchmark Electronics' stock price fell sharply in October, 1999 after the company reported lower than expected earnings caused by product delays and high costs. However, many analysts upgraded their earnings forecasts for the company a few months later, once it had overcome high acquisition costs for a company it purchased in mid-1999.

Other companies with favorable performance results included Maxwell Technologies, Inc., recovering from a weak earnings period in 1999, and ITT Educational Services, which offers associate, bachelor's and master's degrees in technology-oriented programs. ITT Educational Services gained over 120% as investors recognized the great demand for its programs.

THE VOLATILE TECHNOLOGY SECTOR LED THE NEGATIVES

Stock selection in the technology sector was the major drag on total return during the year. Two stocks, Mediconsult.com, Inc. and AVT Corporation, inflicted most of the damage. Mediconsult provides health care information and services via the Internet, and found itself caught in the Internet stock selloff this year resulting in a 72% decline in its stock price. AVT Corporation sells unified messaging systems to corporations. These are high-ticket items which often result in volatile revenues for the company. AVT fell more than 60% in a single day after announcing disappointing earnings for its first quarter of 2000.

MID CAP STOCKS OFFER STRONG UPSIDE POTENTIAL

The outlook for mid cap value stocks, we believe, is very favorable. Valuations of many companies in this sector are at their lowest levels in two decades. A number of mid cap stocks sell at large discounts to large cap issues, increasing their attractiveness to investors who have seen extremely high valuations in the large cap market sector in recent months.

At the close of the fiscal year for the Mid Cap Value Fund we held an overweight position in energy stocks relative to the benchmark index. We may begin selling some of these positions in the coming months, believing that reduced demand for and increased production of petroleum products will eventually lead to a decline in oil prices. We are watching technology stock prices, some of which may present attractive buying opportunities after the recent selloff in the technology sector.

Sincerely,

Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            MID CAP VALUE SERIES
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                            MID CAP VALUE SERIES VS.
                             S&P MIDCAP VALUE INDEX
                               AND S&P MIDCAP 400
[LINE GRAPH]

                                                   MIDCAP VALUE SERIES           S&P MIDCAP 400             S&P MIDCAP VALUE
                                                   -------------------           --------------             ----------------
5/97                                                    10000.00                    10000.00                    10000.00
                                                        10318.00                    11151.00                    10925.00
9/97                                                    12125.00                    12902.00                    12471.00
                                                        11807.00                    12968.00                    13145.00
                                                        13530.00                    14354.00                    14438.00
                                                        13464.00                    14007.00                    13841.00
9/98                                                    11301.00                    11943.00                    11931.00
                                                        13713.00                    15261.00                    13759.00
                                                        13515.00                    14241.00                    12652.00
                                                        16325.00                    16210.00                    14541.00
9/99                                                    15602.00                    14805.00                    13124.00
                                                        16702.00                    17298.00                    14080.00
                                                        18526.00                    19438.00                    14963.00
                                                        18379.00                    18741.00                    14565.00
9/00                                                    20350.00                    20960.00                    16465.00

This chart assumes a $10,000 investment in Class A shares of MidCap Value Series on 05/01/1997 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $20,350. In comparison, the same $10,000 investment would have grown to $16,465 based on the S&P MidCap Value index's performance and $20,960 based on the S&P MidCap 400.

Benchmark was switched from the S&P MidCap 400 to the S&P MidCap Value index as this index's investment style more closely reflects the fund's investment style.
----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
CryoLife, Inc.                              4.4%
Benchmark Electronics, Inc.                 4.0%
Ocean Energy, Inc.                          3.3%
Maxwell Technologies, Inc.                  2.8%
Kinder Morgan, Inc.                         2.8%

  ** September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   30.46%   26.47%   (5-1-97)
A Shares with sales        22.97%   24.30%   (5-1-97)
  charge
B Shares                   29.21%   25.22%   (5-1-97)
B Shares with CDSC         24.21%   24.71%   (5-1-97)
C Shares                   28.93%   25.62%   (1-29-99)
C Shares with CDSC         27.93%   25.62%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - MID CAP VALUE SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc.*.....        8,600   $      706,275
Raytheon Company...............       18,000          492,750
Raytheon Company (Cl. B).......       18,000          511,875
                                               --------------
                                                    1,710,900
AGRICULTURAL PRODUCTS - 1.3%
Archer-Daniels-Midland
  Company......................       80,000          690,000
APPAREL & ACCESSORIES - 3.3%
Jones Apparel Group,
  Inc.*(1).....................       20,000          530,000
Kellwood Company(1)............       65,000        1,186,250
                                               --------------
                                                    1,716,250
APPLICATION SOFTWARE - 1.8%
AVT Corporation*...............       83,500          464,469
JDA Software Group, Inc.*......       35,000          446,250
                                               --------------
                                                      910,719
AUTO PARTS & EQUIPMENT - 2.2%
Federal Signal Corporation.....       33,000          655,875
Motorcar Parts & Accessories,
  Inc.*........................       50,000           42,500
TRW, Inc.(1)...................       11,000          446,875
                                               --------------
                                                    1,145,250
BANKS - 4.0%
Bank of Montreal...............       13,000          587,437
Marshall & Ilsley
  Corporation..................       21,000        1,052,625
Wilmington Trust Corporation...        8,000          429,000
                                               --------------
                                                    2,069,062
BROADCASTING & CABLE TV - 0.5%
Cinar Corporation (Cl. B)*.....       86,000          236,500
CATALOG RETAIL - 0.5%
Lands' End, Inc.*..............       11,800          247,800
DIVERSIFIED CHEMICALS - 1.3%
Engelhard Corporation..........       40,000          650,000
DIVERSIFIED COMMERCIAL SERVICES - 2.7%
ITT Educational Services,
  Inc.*........................       24,000          651,000
Profit Recovery Group
  International, Inc.*.........       76,000          750,500
                                               --------------
                                                    1,401,500
DRUG RETAIL - 0.5%
CVS Corporation................        6,000          277,875
ELECTRICAL COMPONENTS & EQUIPMENT - 8.5%
Baldor Electric Company........       32,800          666,250
Benchmark Electronics, Inc.*...       40,000        2,080,000


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT
  (CONTINUED)
Brady Corporation..............       16,000   $      484,000
Comdisco, Inc..................       18,000          343,125
Energizer Holdings, Inc.*......       34,000          833,000
                                               --------------
                                                    4,406,375
ELECTRIC UTILITIES - 2.4%
Unisource Energy Corporation...       75,000        1,228,125
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Maxwell Technologies, Inc.*....       80,000        1,450,000
FOOTWEAR - 1.2%
Brown Shoe Company, Inc........       68,000          624,750
GAS UTILITIES - 4.7%
El Paso Energy Corporation.....       16,000          986,000
Kinder Morgan, Inc.............       35,000        1,432,813
                                               --------------
                                                    2,418,813
HEALTH CARE DISTRIBUTORS & SERVICES - 6.7%
CryoLife, Inc.*................       66,000        2,289,375
Hooper Holmes, Inc.............      120,000        1,141,200
                                               --------------
                                                    3,430,575
HEALTH CARE FACILITIES - 0.6%
Quorum Health Group, Inc.*.....       24,000          312,000
HEALTH CARE SUPPLIES - 1.7%
Akorn, Inc.*...................       80,000          885,000
INDUSTRIAL CONGLOMERATES - 1.3%
ITT Industries, Inc............       19,800          642,263
INTEGRATED OIL & GAS - 0.5%
USX-Marathon Group.............        8,500          241,187
INTERNET SOFTWARE & SERVICES - 0.6%
EDGAR Online, Inc.*............       61,900          294,025
IT CONSULTING & SERVICES - 5.9%
Acxiom Corporation*(1).........       39,000        1,238,250
Computer Sciences
  Corporation*.................        8,800          653,400
SunGard Data Systems, Inc.*....       14,000          599,375
Tier Technologies, Inc. (CI.
  B)*..........................       76,000          558,125
                                               --------------
                                                    3,049,150
LEISURE PRODUCTS - 1.7%
Mattel, Inc....................       48,000          537,000
Midway Games, Inc.*............       48,000          336,000
                                               --------------
                                                      873,000

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - MID CAP VALUE SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
LIFE & HEALTH INSURANCE - 4.2%
AFLAC, Inc.(1).................       12,000   $      768,750
American General Corporation...       10,000          780,000
UnumProvident Corporation......       22,000          599,500
                                               --------------
                                                    2,148,250
MULTI-UTILITIES - 2.0%
Questar Corporation............       37,000        1,029,063
OIL & GAS DRILLING - 3.6%
ENSCO International, Inc.......       27,000        1,032,750
R & B Falcon Corporation*......       30,300          844,612
                                               --------------
                                                    1,877,362
OIL & GAS EQUIPMENT & SERVICES - 2.4%
Tidewater, Inc.................       27,000        1,228,500
OIL & GAS EXPLORATION & PRODUCTION - 11.8%
Anadarko Petroleum
  Corporation..................        4,200          279,132
Apache Corporation.............        3,700          218,763
Callon Petroleum Company*......       50,000          790,625
Chieftain International,
  Inc.*........................       30,800          637,175
Evergreen Resources, Inc.*.....       15,000          521,250
Forest Oil Corporation*........       45,000          728,437
Murphy Oil Corporation.........       13,000          842,562
Ocean Energy, Inc.*............      110,000        1,698,125
TransMontaigne, Inc.*..........       77,500          382,656
                                               --------------
                                                    6,098,725
OIL & GAS REFINING & MARKETING - 1.4%
Ultramar Diamond Shamrock
  Corporation..................       28,000          710,500
PACKAGED FOODS - 1.1%
Agribrands International,
  Inc.*........................          700           30,537
American Italian Pasta
  Company*.....................       10,300          197,631
Hormel Foods Corporation.......       20,000          333,750
                                               --------------
                                                      561,918
PHARMACEUTICALS - 2.2%
Mylan Laboratories, Inc........       42,000        1,131,375
PROPERTY & CASUALTY INSURANCE - 1.7%
MBIA, Inc......................       12,500          889,063


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
PUBLISHING & PRINTING - 1.4%
E.W. Scripps Company...........       13,000   $      702,000
RAILROADS - 1.4%
CSX Corporation................       18,000          392,625
RailAmerica, Inc.*.............       45,000          351,563
                                               --------------
                                                      744,188
RESTAURANTS - 0.4%
Sonic Corporation*.............        7,000          220,500
SEMICONDUCTORS - 0.4%
Power Integrations, Inc.*......       13,500          188,156
SPECIALTY CHEMICALS - 1.9%
International Flavors &
  Fragrances, Inc..............       28,000          511,000
Material Sciences
  Corporation*.................       43,000          489,125
                                               --------------
                                                    1,000,125
TELECOMMUNICATIONS EQUIPMENT - 0.1%
Transcrypt International,
  Inc.*........................       25,000           39,063
TEXTILES - 0.8%
Unifi, Inc.*...................       43,000          438,063
TRUCKING - 1.6%
Covenant Transport, Inc.*......       54,000          502,875
MS Carriers, Inc.*.............        9,600          150,000
Motor Cargo Industries,
  Inc.*........................       29,200          178,850
                                               --------------
                                                      831,725
                                               --------------
  Total common stocks - 98.4%...............       50,749,695
  Cash and other assets, less liabilities -
    1.6%....................................          818,399
                                               --------------
  Total net assets - 100.0%.................   $   51,568,094
                                               ==============

The identified cost of investments owned at September 30, 2000 was the same for book and tax purposes.

 * Non-Income producing security.

(1) Security is segregated as collateral for futures, forward contracts or options.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            ENHANCED INDEX SERIES

            NOVEMBER 15, 2000

                                                            [BANKERS TRUST LOGO]

TO OUR SHAREHOLDERS:

For the fiscal year ended September 30, 2000 the Enhanced Index Fund returned +13.65%,(1) achieving its goal of adding value to the return of the benchmark S&P 500 Stock Index which rose 13.28% over the twelve months. The core portfolio of the Fund is designed to contain at least 80% of the companies represented in the benchmark index. Through the use of our proprietary screening process approximately one-fourth of these stocks, which in our view have above-average potential for appreciation, are overweighted, while another one-fourth, which our screens show have less than average potential, are underweighted.

OPERATION OF THE PROPRIETARY SCREENS

The Enhanced Index Team at Bankers Trust Company uses several proprietary screens in deciding when to overweight or underweight stocks in the portfolio. Stocks are overweighted when one of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, stocks are underweighted if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), it is announced that the company will be deleted from the S&P 500 Index, or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

During the fiscal year the Fund benefited from the abundance of merger and acquisition activity. According to statistics complied by Thomson Financial Securities Data, the volume of U.S. mergers and acquisitions rose to more than $2.0 trillion over the latest twelve months compared to $1.5 trillion in the prior twelve-month period. The Fund also benefited from the fifty-one additions to the S&P 500 Stock Index. Among the additions were Yahoo! Inc., Broadcom Corporation and Qwest Communications International Inc. The excellent performance of several of our quantitative screens also added value, most notably the screens for positive earnings surprises and dividend yields.

PORTFOLIO MANAGERS' OUTLOOK

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. Looking ahead, we do not expect the recent moderation in growth to accelerate into a severe slowing. Growth is likely to proceed at a less exuberant clip than earlier this year, as the lagged effects of higher interest rates, higher energy prices, and softer equity markets continue to exert some restraint. The possibility of a more pronounced slowing cannot be ruled out, especially if energy prices surge further and/or equity markets collapse, undercutting confidence. But the most likely outcome is that growth will be well maintained by solid consumer and business fundamentals through 2001.

Sincerely,

Enhanced Index Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            ENHANCED INDEX SERIES
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                           ENHANCED INDEX SERIES VS.
                                 S&P 500 INDEX
[LINE GRAPH]

                                                                   ENHANCED INDEX SERIES                  S&P 500 INDEX
                                                                   ---------------------                  -------------
1/99                                                                       10000                              10000
3/99                                                                        9425                              10076
6/99                                                                       10057                              10786
9/99                                                                        9416                              10112
12/99                                                                      10773                              11616
3/00                                                                       11018                              11883
6/00                                                                       10660                              11567
9/00                                                                       10509                              11455

This chart assumes a $10,000 investment in Class A shares of Enhanced Index Series on 01/29/1999 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $10,509. In comparison, the same $10,000 investment would have grown to $11,455 based on the S&P 500 index's performance.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
General Electric Company                    4.0%
Cisco Systems, Inc.                         2.8%
Exxon Mobil Corporation                     2.2%
Microsoft Corporation                       2.2%
Intel Corporation                           2.0%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                            1 YEAR    SINCE INCEPTION
                            ------    ---------------
A Shares                    13.65%   8.22%   (1-29-99)
A Shares with sales charge   7.14%   4.45%   (1-29-99)
B Shares                    12.82%   7.42%   (1-29-99)
B Shares with CDSC           7.82%   5.12%   (1-29-99)
C Shares                    12.69%   7.47%   (1-29-99)
C Shares with CDSC          11.69%   7.47%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ADVERTISING - 0.2%
Interpublic Group of Companies,
  Inc. ........................          500   $       17,031
Omnicom Group, Inc. ...........          296           21,590
                                               --------------
                                                       38,621
AEROSPACE & DEFENSE - 1.0%
BF Goodrich Company............          100            3,919
Boeing Company.................        1,600          100,800
General Dynamics Corporation...          500           31,406
Honeywell International,
  Inc. ........................          900           32,063
Lockheed Martin Corporation....          700           23,072
Northrop Grumman Corporation...          100            9,088
United Technologies
  Corporation..................          800           55,400
                                               --------------
                                                      255,748
AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels-Midland
  Company......................        1,202           10,369
AIR FREIGHT & COURIERS - 0.1%
FedEx Corporation*.............          700           31,038
AIRLINES - 0.3%
AMR Corporation*...............          500           16,344
Delta Air Lines, Inc. .........          300           13,312
Southwest Airlines Company.....        1,200           29,100
U.S. Airways Group, Inc.*......          300            9,131
                                               --------------
                                                       67,887
ALTERNATIVE CARRIERS - 0.8%
Global Crossing, Ltd.*.........        1,900           58,900
Qwest Communications Interna-
  tional, Inc. ................        3,000          144,188
                                               --------------
                                                      203,088
ALUMINUM - 0.2%
Alcan Aluminum, Ltd. ..........          400           11,575
Alcoa, Inc. ...................        1,600           40,500
                                               --------------
                                                       52,075
APPAREL & ACCESSORIES - 0.0%
V.F. Corporation...............          200            4,938
APPAREL RETAIL - 0.2%
Gap, Inc. .....................        1,600           32,200
Limited, Inc. .................        1,100           24,269
                                               --------------
                                                       56,469
APPLICATION SOFTWARE - 0.5%
Autodesk, Inc. ................          100            2,538
Citrix Systems, Inc.*..........          300            6,019
Parametric Technology
  Company*.....................          900            9,844
PeopleSoft, Inc.*..............          700           19,556


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
APPLICATION SOFTWARE (CONTINUED)
Siebel Systems, Inc.*..........          800   $       89,050
Synavant, Inc.*................           28              187
                                               --------------
                                                      127,194
AUTO PARTS & EQUIPMENT - 0.1%
Dana Corporation...............          300            6,450
Delphi Automotive Systems
  Corporation..................        1,000           15,125
Johnson Controls, Inc. ........          100            5,319
TRW, Inc. .....................          100            4,063
Visteon Corporation............          200            3,025
                                               --------------
                                                       33,982
AUTOMOBILE MANUFACTURERS - 0.6%
Ford Motor Company.............        3,700           93,656
General Motors Corporation.....        1,100           71,500
                                               --------------
                                                      165,156
BANKS - 4.6%
AmSouth Bancorporation.........          700            8,750
BB&T Corporation...............          600           18,075
Bank of America Corporation....        3,200          167,600
Bank of New York Company,
  Inc. ........................        1,318           73,890
Bank One Corporation(1)........        1,600           61,800
Bank United Corporation........          200           10,138
Charter One Financial, Inc. ...          420           10,238
Chase Manhattan
  Corporation(1)...............          550           25,403
Comerica, Inc. ................          200           11,688
Fifth Third Bancorp............          800           43,100
First Union Corporation........        1,800           57,937
Firstar Corporation............        1,800           40,275
FleetBoston Financial
  Corporation..................        1,600           62,400
Golden West Financial
  Corporation..................          216           11,583
Huntington Bancshares, Inc. ...          900           13,219
J.P. Morgan & Company, Inc. ...          800          130,700
KeyCorp........................          900           22,781
Mellon Financial Corporation...          800           37,100
National City Corporation......        1,300           28,763
Northern Trust Corporation.....          400           35,550
Old Kent Financial
  Corporation..................          200            5,787
PNC Bank Corporation...........          491           31,915
Regions Financial
  Corporation..................          600           13,613
Summit Bancorp.................          465           16,042
SunTrust Banks, Inc. ..........          500           24,906
Synovus Financial
  Corporation..................          534           11,314
U.S. Bancorp...................        1,400           31,850
Union Planters Corporation.....          400           13,225

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BANKS (CONTINUED)
Wachovia Corporation...........          300   $       17,006
Washington Mutual, Inc. .......          700           27,869
Wells Fargo & Company(1).......        3,000          137,812
                                               --------------
                                                    1,202,329
BIOTECHNOLOGY - 0.8%
Amgen, Inc.*...................        2,000          139,656
Biogen, Inc.*..................          400           24,400
Medimmune, Inc.*...............          500           38,625
                                               --------------
                                                      202,681
BREWERS - 0.3%
Anheuser-Busch Companies,
  Inc. ........................        1,600           67,700
Brown-Forman Corporation (Cl.
  B)...........................          100            5,475
                                               --------------
                                                       73,175
BROADCASTING & CABLE TV - 0.6%
Clear Channel Communications,
  Inc.*........................        1,300           73,450
Comcast Corporation*...........        1,900           77,781
General Motors Corporation (Cl.
  H)...........................            3              112
                                               --------------
                                                      151,343
BUILDING PRODUCTS - 0.1%
Armstrong Holdings, Inc. ......           62              740
Crane Company..................          127            2,905
Masco Corporation..............          800           14,900
                                               --------------
                                                       18,545
CASINOS & GAMING - 0.1%
Harrah's Entertainment,
  Inc.*........................          500           13,750
COMMERCIAL PRINTING - 0.0%
Donnelley (R.R.) & Sons
  Company......................          100            2,456
COMPUTER & ELECTRONICS RETAIL - 0.2%
Best Buy Company, Inc.*........          500           31,813
Radio Shack Corporation........          300           19,387
                                               --------------
                                                       51,200
COMPUTER HARDWARE - 4.7%
Apple Computer, Inc.*..........          700           17,981
Compaq Computer Corporation....        3,100           85,498
Dell Computer
  Corporation*(1)..............        4,900          150,981
Gateway, Inc.*.................          700           32,725
Hewlett-Packard Company(1).....        2,000          194,000
International Business Machines
  Corporation(1)...............        3,200          360,000


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)
NCR Corporation*...............          400   $       15,125
Palm, Inc.*....................        1,000           52,938
Sun Microsystems, Inc.*(1).....        2,800          326,900
                                               --------------
                                                    1,236,148
COMPUTER STORAGE & PERIPHERALS - 2.3%
Cobalt Networks*...............          600           34,725
EMC Corporation*(1)............        4,099          406,313
Lexmark International, Inc.*...          200            7,500
Network Appliance, Inc.*.......          600           76,425
Seagate Technology, Inc.*......        1,100           75,900
                                               --------------
                                                      600,863
CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corporation..............          100            3,000
CONSTRUCTION & FARM MACHINERY - 0.2%
Caterpillar, Inc...............          100            3,375
Cummins Engine Company, Inc....          200            5,988
Deere & Company................          300            9,975
Navistar International
  Corporation*.................          300            8,981
Paccar, Inc....................          300           11,119
                                               --------------
                                                       39,438
CONSTRUCTION MATERIALS - 0.5%
Southdown, Inc. ...............        1,900          135,375
Vulcan Materials Company.......          100            4,019
                                               --------------
                                                      139,394
CONSUMER FINANCE - 0.6%
Capital One Financial
  Corporation..................          300           21,019
Countrywide Credit Industries,
  Inc. ........................          100            3,775
Household International,
  Inc..........................          811           45,923
MBNA Corporation...............        1,500           57,750
Providian Financial
  Corporation..................          200           25,400
                                               --------------
                                                      153,867
DATA PROCESSING SERVICES - 0.6%
Automatic Data Processing,
  Inc. ........................        1,100           73,562
First Data Corporation.........          700           27,344
Paychex, Inc. .................          800           42,000
Sabre Holdings Corporation.....          401           11,604
                                               --------------
                                                      154,510
DEPARTMENT STORES - 0.4%
Dillard's Inc. ................          207            2,199
Federated Department Stores,
  Inc.*........................          600           15,675
J.C. Penney Company, Inc. .....          500            5,906
Kohl's Corporation*............          700           40,381

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
DEPARTMENT STORES (CONTINUED)
May Department Stores
  Company......................          600   $       12,300
Nordstrom, Inc. ...............          300            4,669
Sears, Roebuck & Company.......          800           25,936
                                               --------------
                                                      107,066
DIVERSIFIED CHEMICALS - 0.5%
E.I. du Pont de Nemours &
  Company(1)...................        1,400           58,013
Eastman Chemical Company.......          300           11,081
Engelhard Corporation..........          200            3,250
FMC Corporation*...............          200           13,412
Hercules, Inc. ................          201            2,839
Union Carbide Corporation......        1,000           37,750
                                               --------------
                                                      126,345
DIVERSIFIED COMMERCIAL SERVICES - 0.2%
Cendant Corporation*...........        1,300           14,138
Convergys Corporation*.........          400           15,550
Dun & Bradstreet
  Corporation*.................          200            6,887
Ecolab, Inc. ..................          200            7,213
IMS Health, Inc. ..............          571           11,848
                                               --------------
                                                       55,636
DIVERSIFIED FINANCIAL SERVICES - 5.3%
American Express Company(1)....        2,600          157,950
Associates First Capital
  Corporation..................        2,700          102,600
Bear Stearns Companies,
  Inc. ........................          200           12,600
Charles Schwab Corporation.....        2,501           88,785
CIT Group, Inc. ...............          475            8,313
Citigroup, Inc.(1).............        7,450          402,766
Fannie Mae(1)..................        1,800          128,700
Franklin Resources, Inc. ......          400           17,772
Freddie Mac....................          900           48,656
Lehman Brothers Holdings,
  Inc. ........................          300           44,325
Merrill Lynch & Company,
  Inc. ........................        1,600          105,600
Morgan Stanley Dean Witter &
  Company(1)...................        2,000          182,875
Paine Webber Group, Inc. ......          200           13,687
State Street Corporation.......          300           39,000
Stilwell Financial, Inc.*......          400           17,400
T.Rowe Price Associates........          200            9,388
USA Education, Inc. ...........          200            9,638
                                               --------------
                                                    1,390,055


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
DIVERSIFIED METALS & MINING - 0.1%
Arch Coal, Inc. ...............           12   $          120
Freeport-McMoRan Copper & Gold,
  Inc. (Cl. B)*................          410            3,613
Inco, Ltd.*....................          300            4,838
Phelps Dodge Corporation.......          100            4,175
                                               --------------
                                                       12,746
DRUG RETAIL - 0.4%
CVS Corporation................          700           32,419
Longs Drug Stores
  Corporation..................          100            1,912
Walgreen Company...............        1,800           68,288
                                               --------------
                                                      102,619
ELECTRIC UTILITIES - 2.2%
AES Corporation*...............          900           61,650
Ameren Corporation.............          400           16,750
American Electric Power
  Company, Inc. ...............          500           19,563
CMS Energy Corporation.........          400           10,775
CP&L Energy, Inc. .............          500           20,844
Cinergy Corporation............          200            6,612
Consolidated Edison, Inc. .....          300           10,238
Constellation Energy Group.....          391           19,452
DTE Energy Company.............          400           15,300
Dominion Resources, Inc. ......          500           29,031
Duke Energy Corporation........          600           51,450
Edison International...........          900           17,381
Entergy Corporation............          600           22,350
FPL Group, Inc. ...............          300           19,725
FirstEnergy Corporation........          700           18,856
Florida Progress Corporation...          400           21,175
GPU, Inc. .....................          100            3,244
Niagra Mohawk Holdings,
  Inc.*........................          300            4,725
PECO Energy Company............          500           30,281
PG&E Corporation...............          900           21,769
PPL Corporation................          400           16,700
Pinnacle West Capital
  Corporation..................          100            5,087
Public Service Enterprise
  Group, Inc. .................          400           17,875
Reliant Energy, Inc. ..........          700           32,550
Southern Company...............        1,400           45,413
TXU Corporation................          700           27,738
Unicom Corporation.............          300           16,856
                                               --------------
                                                      583,390

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion
  Corporation*.................          400   $        7,675
Cooper Industries, Inc. .......          109            3,842
Emerson Electric Company.......          700           46,900
Molex, Inc. ...................          300           16,331
National Service Industries,
  Inc. ........................          300            5,869
Rockwell International
  Corporation..................          200            6,050
Thermo Electron Corporation*...          302            7,852
                                               --------------
                                                       94,519
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Agilent Technologies, Inc.*....          700           34,256
PerkinElmer, Inc. .............          200           20,875
Sanmina Corporation*...........          300           28,087
Solectron Corporation*.........        1,300           59,963
                                               --------------
                                                      143,181
ENVIRONMENTAL SERVICES - 0.1%
Allied Waste Industries,
  Inc.*........................          348            3,197
Waste Management, Inc. ........        1,200           20,925
                                               --------------
                                                       24,122
FOOD DISTRIBUTORS - 0.1%
SUPERVALU, Inc. ...............          200            3,013
SYSCO Corporation..............          500           23,156
                                               --------------
                                                       26,169
FOOD RETAIL - 0.3%
Kroger Company*................        1,500           33,844
Safeway, Inc.*.................        1,100           51,356
Winn-Dixie Stores, Inc. .......          300            4,312
                                               --------------
                                                       89,512
FOOTWEAR - 0.0%
Reebok International, Ltd.*....          600           11,288
FOREST PRODUCTS - 0.1%
Georgia-Pacific Group..........          300            7,050
Louisiana-Pacific
  Corporation..................          200            1,838
Weyerhaeuser Company...........          200            8,075
                                               --------------
                                                       16,963
GAS UTILITIES - 0.3%
Columbia Energy Group..........          112            7,952
El Paso Energy Corporation.....          600           36,975
Keyspan Corporation............          400           16,050
NICOR, Inc. ...................          193            6,984
ONEOK, Inc. ...................           21              835


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
GAS UTILITIES (CONTINUED)
Peoples Energy Corporation.....          200   $        6,675
Sempra Energy..................          600           12,487
                                               --------------
                                                       87,958
GENERAL MERCHANDISE STORES - 1.9%
Consolidated Stores
  Corporation*.................          900           12,150
Costco Wholesale
  Corporation*.................        1,000           34,938
Dollar General Corporation.....          600           10,050
Kmart Corporation*.............          900            5,400
Target Corporation.............        1,700           43,562
Wal-Mart Stores, Inc.(1).......        8,200          394,625
                                               --------------
                                                      500,725
GOLD - 0.1%
Barrick Gold Corporation.......          740           11,285
Homestake Mining Company.......          497            2,578
Newmont Mining Corporation.....          300            5,100
Placer Dome, Inc. .............          624            5,889
                                               --------------
                                                       24,852
HEALTH CARE DISTRIBUTORS & SERVICES - 0.3%
Cardinal Health, Inc. .........          500           44,094
McKesson HBOC, Inc. ...........          400           12,225
Quintiles Transnational
  Corporation*.................          600            9,563
                                               --------------
                                                       65,882
HEALTH CARE EQUIPMENT - 1.7%
Acuson Corporation*............        5,600          127,400
Baxter International, Inc. ....          505           40,305
Becton, Dickinson & Company....          400           10,575
Biomet, Inc. ..................          600           21,000
Boston Scientific
  Corporation*.................          700           11,506
Guidant Corporation*...........          700           49,481
Mallinckrodt, Inc. ............          300           13,687
Medtronic, Inc. ...............        2,200          113,988
PE Corp - PE Biosystems
  Group........................          400           46,600
St. Jude Medical, Inc.*........          300           15,300
                                               --------------
                                                      449,842
HEALTH CARE FACILITIES - 0.3%
HCA - The Healthcare Company...          900           33,412
HEALTHSOUTH Corporation*.......        1,700           13,813
Manor Care, Inc.*..............          700           10,981
Tenet Healthcare
  Corporation*.................          800           29,100
                                               --------------
                                                       87,306

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE SUPPLIES - 0.1%
Allergan, Inc. ................          201   $       16,972
HOME FURNISHINGS - 0.1%
Leggett & Platt, Inc. .........          400            6,325
Springs Industries, Inc. ......          200            5,637
                                               --------------
                                                       11,962
HOME IMPROVEMENT RETAIL - 0.9%
Home Depot, Inc.(1)............        4,200          222,863
Lowe's Companies, Inc. ........          300           13,462
Sherwin-Williams Company.......          300            6,413
                                               --------------
                                                      242,738
HOMEBUILDING - 0.1%
Centex Corporation.............           95            3,052
Kaufman & Broad Home
  Corporation..................          300            8,081
Pulte Corporation..............          300            9,900
                                               --------------
                                                       21,033
HOTELS - 0.1%
Carnival Corporation...........          300            7,388
Hilton Hotels Corporation......          694            8,024
Marriott International,
  Inc.*........................          400           14,575
                                               --------------
                                                       29,987
HOUSEHOLD APPLIANCES - 0.0%
Black & Decker Corporation.....          100            3,419
Stanley Works..................          166            3,828
Whirlpool Corporation..........          100            3,887
                                               --------------
                                                       11,134
HOUSEHOLD PRODUCTS - 2.1%
Clorox Company.................          400           15,825
Colgate-Palmolive Company......        1,000           47,200
Fort James Corporation.........        9,500          290,344
Kimberly-Clark Corporation.....          900           50,231
Procter & Gamble Company(1)....        2,100          140,700
                                               --------------
                                                      544,300
HOUSEWARES & SPECIALTIES - 0.1%
American Greetings
  Corporation..................          100            1,750
Fortune Brands, Inc. ..........          300            7,950
Newell Rubbermaid, Inc. .......          500           11,406
Tupperware Corporation.........          400            7,200
                                               --------------
                                                       28,306


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 5.0%
General Electric Company(1)....       18,300   $    1,055,681
ITT Industries, Inc. ..........           95            3,082
Minnesota Mining & Manufac-
  turing Company...............          706           64,334
Textron, Inc. .................          400           18,450
Tyco International, Ltd.(1)....        3,100          160,813
                                               --------------
                                                    1,302,360
INDUSTRIAL GASES - 0.1%
Air Products & Chemicals,
  Inc. ........................          400           14,400
Praxair, Inc. .................          200            7,475
                                               --------------
                                                       21,875
INDUSTRIAL MACHINERY - 0.3%
Briggs & Stratton
  Corporation..................          300           11,344
Danaher Corporation............          207           10,298
Dover Corporation..............          300           14,081
Eaton Corporation..............          109            6,717
Illinois Tool Works, Inc. .....          200           11,175
Ingersoll-Rand Company.........          100            3,388
Pall Corporation...............          200            3,987
Parker-Hannifin Corporation....          100            3,375
Timken Company.................          100            1,369
                                               --------------
                                                       65,734
INSURANCE BROKERS - 0.3%
Aon Corporation................          400           15,700
Marsh & McLennan Companies,
  Inc. ........................          500           66,375
                                               --------------
                                                       82,075
INTEGRATED OIL & GAS - 4.2%
Amerada Hess Corporation.......          100            6,694
Chevron Corporation(1).........        1,200          102,300
Coastal Corporation............          400           29,650
Conoco, Inc. (CL. B)...........          999           26,911
Exxon Mobil Corporation........        6,600          588,225
Occidental Petroleum
  Corporation..................          900           19,631
Phillips Petroleum Company.....          700           43,925
Royal Dutch Petroleum
  Company(1)...................        3,900          233,756
Texaco, Inc. ..................          600           31,500
USX-Marathon Group.............          600           17,025
                                               --------------
                                                    1,099,617
INTEGRATED TELECOMMUNICATION SERVICES - 4.0%
AT&T Corporation(1)............        6,400          188,000
ALLTEL Corporation.............          200           10,438
BellSouth Corporation(1).......        3,400          136,850
SBC Communications, Inc.(1)....        6,199          309,950

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES
  (CONTINUED)
Sprint Corporation (FON
  Group).......................          900   $       26,381
Verizon Communications.........        4,600          222,813
WorldCom, Inc.*................        5,300          160,987
                                               --------------
                                                    1,055,419
INTERNET SOFTWARE & SERVICES - 1.2%
Alteon Websystems, Inc.*.......          400           43,356
America Online, Inc.*(1).......        3,400          182,750
Yahoo!, Inc.*..................        1,100          100,444
                                               --------------
                                                      326,550
IT CONSULTING & SERVICES - 1.2%
Ceridian Corporation*..........          500           14,031
Computer Sciences
  Corporation*.................          400           29,700
Electronic Data Systems
  Corporation..................          400           16,600
Mynd Corporation*..............       17,350          234,225
Unisys Corporation*............          700            7,875
                                               --------------
                                                      302,431
LEISURE PRODUCTS - 0.1%
Brunswick Corporation..........          200            3,650
Hasbro, Inc. ..................          300            3,431
Mattel, Inc. ..................          804            8,995
                                               --------------
                                                       16,076
LIFE & HEALTH INSURANCE - 0.4%
AFLAC, Inc. ...................          400           25,625
American General Corporation...          403           31,434
Conseco Inc. ..................          622            4,743
Jefferson-Pilot Corporation....          100            6,788
Lincoln National Corporation...          285           13,716
Torchmark Corporation..........          200            5,562
UnumProvident Corporation......          400           10,900
                                               --------------
                                                       98,768
MANAGED HEALTH CARE - 0.4%
Aetna, Inc. ...................          200           11,613
Cigna Corporation..............          300           31,320
Humana, Inc.*..................        1,000           10,750
United Health Group, Inc. .....          300           29,625
Wellpoint Health Networks,
  Inc.*........................          200           19,200
                                               --------------
                                                      102,508
METAL & GLASS CONTAINERS - 0.0%
Crown Cork & Seal Company,
  Inc. ........................          700            7,481
Owens-Illinois, Inc.*..........          290            2,683
                                               --------------
                                                       10,164


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
MOTORCYCLE MANUFACTURERS - 0.1%
Harley-Davidson, Inc. .........          494   $       23,650
MOVIES & ENTERTAINMENT - 2.3%
Seagram Company, Ltd. .........          700           40,206
Time Warner, Inc.(1)...........        3,100          242,575
Viacom, Inc. (Cl.B)*...........        2,900          169,650
Walt Disney Company............        3,700          141,525
                                               --------------
                                                      593,956
MULTI-LINE INSURANCE - 1.8%
American International Group,
  Inc.(1)......................        4,400          421,025
Hartford Financial Services
  Group, Inc. .................          400           29,175
Loews Corporation..............          200           16,675
                                               --------------
                                                      466,875
MULTI-UTILITIES - 0.6%
Enron Corporation..............        1,308          114,613
Williams Companies, Inc. ......        1,000           42,250
Xcel Energy, Inc. .............          500           13,750
                                               --------------
                                                      170,613
NETWORKING EQUIPMENT - 2.8%
Cabletron Systems, Inc.*.......          500           14,688
Cisco Systems, Inc.*(1)........       13,300          734,825
                                               --------------
                                                      749,513
OFFICE ELECTRONICS - 0.1%
Xerox Corporation..............        1,200           18,075
OFFICE SERVICES & SUPPLIES - 0.0%
Avery Dennison Corporation.....          200            9,275
OIL & GAS DRILLING - 0.1%
Rowan Companies, Inc.*.........          400           11,600
Transocean Sedco Forex,
  Inc. ........................          300           17,587
                                               --------------
                                                       29,187
OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc. ............          500           18,563
Halliburton Company............          800           39,150
Schlumberger, Ltd. ............        1,000           82,312
                                               --------------
                                                      140,025
OIL & GAS EXPLORATION & PRODUCTION - 0.4%
Anadarko Petroleum
  Corporation..................          600           39,876
Apache Corporation.............          200           11,825
Burlington Resources, Inc. ....          300           11,044
Devon Energy Corporation.......          250           15,038
Kerr-Mcgee Corporation.........          400           26,500
Unocal Corporation.............          400           14,175
                                               --------------
                                                      118,458

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS REFINING & MARKETING - 0.0%
Sunoco, Inc. ..................          100   $        2,694
Tosco Corporation..............          173            5,395
                                               --------------
                                                        8,089
PACKAGED FOODS - 4.0%
Bestfoods......................        5,600          407,400
ConAgra, Inc. .................          900           18,056
General Mills, Inc. ...........          400           14,200
Heinz (H.J.) Company...........          600           22,237
Nabisco Group Holdings
  Corporation..................        6,200          176,700
Nabisco Holdings Corporation...        5,900          317,125
Quaker Oats Company............          200           15,825
Ralston-Ralston Purina Group...          566           13,407
Sara Lee Corporation...........        1,600           32,500
Unilever N.V. .................          700           33,775
Wm. Wrigley Jr. Company........          200           14,975
                                               --------------
                                                    1,066,200
PAPER PACKAGING - 0.1%
Pactiv Corporation*............          320            3,580
Sealed Air Corporation*........          200            9,050
Temple-Inland, Inc. ...........          200            7,575
                                               --------------
                                                       20,205
PAPER PRODUCTS - 0.1%
Boise Cascade Corporation......          300            7,969
International Paper Company....          201            5,766
Mead Corporation...............          200            4,675
Potlatch Corporation...........          200            6,325
Westvaco Corporation...........          200            5,337
Willamette Industries, Inc. ...          100            2,800
                                               --------------
                                                       32,872
PERSONAL PRODUCTS - 0.2%
Alberto-Culver Company (Cl.
  B)...........................           11              317
Avon Products, Inc. ...........          400           16,350
Gillette Company(1)............        1,300           40,137
                                               --------------
                                                       56,804
PHARMACEUTICALS - 7.6%
Abbott Laboratories(1).........        2,400          114,150
ALZA Corporation*..............          311           26,902
American Home Products
  Corporation(1)...............        2,400          135,750
Bristol-Myers Squibb
  Company(1)...................        3,600          205,650
Eli Lilly & Company(1).........        2,100          170,362
Johnson & Johnson(1)...........        2,500          234,844
Merck & Company, Inc.(1).......        4,200          312,638


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc.(1)................       11,601   $      521,297
Pharmacia Corporation..........        2,400          144,450
Schering-Plough
  Corporation(1)...............        2,600          120,900
Watson Pharmaceuticals,
  Inc.*........................          300           19,462
                                               --------------
                                                    2,006,405
PHOTOGRAPHIC PRODUCTS - 0.1%
Eastman Kodak Company..........          400           16,350
Polaroid Corporation...........          100            1,344
                                               --------------
                                                       17,694
PROPERTY & CASUALTY INSURANCE - 0.4%
Allstate Corporation...........        1,300           45,175
Chubb Corporation..............          292           23,105
Cincinnati Financial
  Corporation..................          200            7,100
MBIA, Inc. ....................          100            7,112
MGIC Investment Corporation....          200           12,225
SAFECO Corporation.............          400           10,900
St. Paul Companies, Inc. ......          300           14,794
                                               --------------
                                                      120,411
PUBLISHING & PRINTING - 0.4%
Dow Jones & Company, Inc. .....          100            6,050
Gannett Company, Inc. .........          400           21,200
Harcourt General, Inc. ........          300           17,700
Knight-Ridder, Inc. ...........          300           15,244
McGraw-Hill Companies, Inc. ...          300           19,069
New York Times Company.........          200            7,863
Tribune Company................          500           21,812
                                               --------------
                                                      108,938
RAILROADS - 0.2%
Burlington Northern Santa Fe
  Corporation..................          800           17,250
CSX Corporation................          400            8,725
Norfolk Southern Corporation...          719           10,515
Union Pacific Corporation......          400           15,550
                                               --------------
                                                       52,040
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Urban Shopping Centers,
  Inc. ........................        4,400          209,000
RESTAURANTS - 0.4%
Darden Restaurants, Inc. ......          800           16,650
McDonald's Corporation.........        1,800           54,338
Starbucks Corporation*.........          500           20,031
Tricon Global Restaurants,
  Inc.*........................          284            8,697
Wendy's International, Inc. ...          200            4,013
                                               --------------
                                                      103,729

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.*.......        1,600   $       94,900
KLA-Tencor Corporation*........          500           20,594
Novellus Systems, Inc.*........          400           18,625
Teradyne, Inc.*................          400           14,000
                                               --------------
                                                      148,119
SEMICONDUCTORS - 4.6%
Adaptec, Inc.*.................          200            4,000
Advanced Micro Devices,
  Inc.*........................          700           16,537
Altera Corporation*............          900           42,975
Analog Devices, Inc.*..........          800           66,050
Broadcom Corporation*..........          400           97,500
Conexant Systems, Inc.*........          600           25,125
Intel Corporation(1)...........       12,700          528,638
LSI Logic Corporation*.........          700           20,475
Linear Technology
  Corporation..................          500           32,375
Maxim Integrated Products,
  Inc.*........................          600           48,262
Micron Technology, Inc.*.......        1,100           50,600
National Semiconductor
  Corporation*.................          500           20,125
SDL, Inc.*.....................          185           56,980
Texas Instruments, Inc.(1).....        3,100          146,281
Xilinx, Inc.*..................          700           59,938
                                               --------------
                                                    1,215,861
SOFT DRINKS - 1.4%
Coca-Cola Company(1)...........        4,500          248,062
Coca-Cola Enterprises, Inc. ...          800           12,750
PepsiCo, Inc. .................        2,600          119,600
                                               --------------
                                                      380,412
SPECIALTY CHEMICALS - 1.5%
Bush Boake Allen, Inc.*........        2,100          100,406
Grace (W.R.) & Company*........          138              949
Great Lakes Chemical Company...          100            2,931
International Flavors &
  Fragrances, Inc. ............          400            7,300
Lilly Industries, Inc. ........        9,200          271,400
PPG Industries, Inc. ..........          200            7,938
Rohm & Haas Company............          400           11,625
Sigma-Aldrich Corporation......          100            3,300
                                               --------------
                                                      405,849
SPECIALTY STORES - 0.4%
AutoZone, Inc.*................          500           11,344
Bed Bath & Beyond, Inc.*.......          900           21,952
Office Depot, Inc.*............        1,400           10,937
Staples, Inc.*.................          900           12,769


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
SPECIALTY STORES (CONTINUED)
Tiffany & Company..............          600   $       23,137
Toys 'R' Us, Inc.*.............          800           13,000
                                               --------------
                                                       93,139
STEEL - 0.1%
Allegheny Technologies,
  Inc. ........................          200            3,625
Bethlehem Steel Corporation*...        1,800            5,400
Nucor Corporation..............          100            3,012
USX-U.S. Steel Group, Inc. ....          500            7,594
Worthington Industries,
  Inc. ........................          456            4,275
                                               --------------
                                                       23,906
SYSTEMS SOFTWARE - 4.6%
Adobe Systems, Inc. ...........          196           30,429
BMC Software, Inc. *...........          500            9,562
Computer Associates
  International, Inc. .........        1,000           25,188
Compuware Corporation*.........          700            5,862
Mercury Interactive
  Corporation*.................          200           31,350
Microsoft Corporation*(1)......        9,700          584,425
Novell, Inc.*..................          600            5,963
Oracle Corporation*(1).........        5,300          417,375
Sapient Corporation*...........          300           12,206
VERITAS Software
  Corporation*.................          600           85,200
                                               --------------
                                                    1,207,560
TELECOMMUNICATIONS EQUIPMENT - 4.2%
ADC Telecommunications,
  Inc.*........................        1,600           43,025
Andrew Corporation*............          400           10,475
Comverse Technology, Inc.*.....          400           43,200
Corning, Inc. .................          500          148,500
JDS Uniphase Corporation*......        1,000           94,687
Lucent Technologies, Inc.(1)...        6,000          183,375
Motorola, Inc. ................        3,999          112,972
Nortel Networks Corporation....        4,800          285,900
QUALCOMM, Inc.*(1).............        1,500          106,875
Scientific-Atlanta, Inc. ......          400           25,450
Tellabs, Inc.*.................          800           38,200
                                               --------------
                                                    1,092,659
TIRES & RUBBER - 0.0%
Cooper Tire & Rubber Company...          600            6,038
Goodyear Tire & Rubber
  Company......................          300            5,400
                                               --------------
                                                       11,438

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TOBACCO - 0.5%
Philip Morris Companies,
  Inc.(1)......................        4,100   $      120,694
UST, Inc. .....................          326            7,457
                                               --------------
                                                      128,151
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Genuine Parts Company..........          500            9,531
TRUCKING - 0.0%
Ryder System, Inc. ............          400            7,375
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Nextel Communications, Inc.*...        1,600           74,800
Sprint Corporation (PCS
  Group)*......................        1,796           62,972
                                               --------------
                                                      137,772
                                               --------------
  Total common stocks - 96.9%...............       25,463,235

U.S. GOVERNMENT SECURITIES - 0.8%
--------------------------------------------
U.S. Treasury Bill, 5.93% -
  10-19-00.....................  $   200,000          199,452
                                               --------------
  Total investments - 97.7%.................       25,662,687
  Cash and other assets, less
    liabilities - 2.3%......................          608,068
                                               --------------
  Total net assets - 100.0%.................   $   26,270,755
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $23,565,505.

 * Non-Income producing security.

(1) Security is segregated as collateral for futures, forward contracts or options.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            INTERNATIONAL SERIES

            NOVEMBER 15, 2000

                                                            [BANKERS TRUST LOGO]


        [LEVY PHOTO]                 [REINER PHOTO]
        Michael Levy                 Robert Reiner
     Portfolio Manager             Portfolio Manager

[WANG PHOTO]
                Julie Wang
             Portfolio Manager

TO OUR SHAREHOLDERS:

For the fiscal year ended September 30, 2000 the Security International Fund generated a total return of +13.62%, compared with a return for its benchmark MSCI-EAFE Index of +1.95%.(1) The portfolio is primarily composed of high quality, undervalued large cap and mid cap stocks of foreign issuers in both developed and emerging market countries.

A VOLATILE PERIOD FOR GLOBAL MARKETS

Beginning in mid-March when the U.S.'s Nasdaq Composite Index peaked, we saw a period of volatility which displayed extraordinarily wide swings upward and downward in market indexes and in individual stocks as well. This negative investor sentiment was coupled with a continued increase in global interest rates and a steady weakening of the euro. We believe that after nearly twelve months of interest rate increases in all G7 countries, rates are now at or near their peak and this phase of rate hikes is almost over.

The exception is the European Central Bank, where the interest rate increases to date have merely offset the devaluation of the euro. The euro has remained under pressure throughout the calendar year despite some of the best economic conditions in recent times in the European Union countries. While the weak currency has helped the export picture, it has negative implications for inflation and therefore for interest rates. Europe, excluding the U.K., was perhaps the most negatively affected by stock market volatility and the weak currency. The U.K. proved more resilient, since its economy began its downward movement earlier and has now begun to recover.

Japan's equity markets remain weak despite signs of improving economic activity. The Japanese consumer, however, has remained absent from this recovery as continued weak retail sales indicate. Foreign institutions that supported the Japanese markets earlier have become net sellers. The weakness in the Nasdaq Composite Index in the U.S. also caused difficulties in Japan, as the "new Japan" technology-related stocks came under renewed pressure along with the "new economy" stocks in other global markets. Japanese markets were unfazed by the discontinuance of the Zero Interest Rate policy there.

PORTFOLIO STRATEGIES DURING PERIODS OF HIGH VOLATILITY

Overweightings in the portfolio in telecommunications, media and technology sectors were favorable for performance. While the long term growth prospects for some of these companies are not in dispute, when they reached lofty valuation levels we elected to move out of some of the higher-growth companies in order to move into stocks generally considered to be more defensive in nature. Two of these major moves involved underweighting telecommunications companies and overweighting financials, especially banks.

As volatility remained high and the earnings outlook became clouded, companies which we perceived as safe havens (for example, pharmaceutical companies Aventis S.A. and Elan Corporation plc, and food manufacturer Nestle S.A.) performed well. Another strong performer was Reckitt Benckiser plc, a manufacturer of household

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            INTERNATIONAL SERIES

            NOVEMBER 15, 2000

c-------------------------------------------------------------------------------

products. The company was formed by the merger of Reckitt & Coleman of the U.K. and Dutch company Benckiser. The synergies resulting from the merger boosted the stock price, as investors found the union attractive.

In the financial sector Spanish banks continued to perform well. Financial stocks were also among the best-performing areas in the U.K. markets as interest rates there were perceived to be near their peaks. Positions in Royal Bank of Scotland and Barclays Bank Limited added to performance following strong corporate earnings reports. Insurers did well also as investors considered them defensive in the short term, and to have positive structural trends underpinning them in the long term as pension fund reform takes place in Europe.

OUR OUTLOOK FOR INTERNATIONAL MARKETS

We expect market volatility to continue in the months ahead. Europe, except for the U.K., has seen the peak in its economic growth at a time when interest rates could still rise to maintain price stability. In Japan, while there are signs of recovery, they are faltering, with poor consumer demand and confidence weighing heavily on the markets. We expect to remain somewhat defensive in searching for attractive opportunities at reduced price levels in the international markets.

Sincerely,

Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            INTERNATIONAL SERIES

            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                            INTERNATIONAL SERIES VS.
                             MORGAN STANLEY CAPITAL
                               INTERNATIONAL EAFE
[LINE GRAPH]

                                                                                                      MORGAN STANLEY CAPITAL
                                                                    INTERNATIONAL SERIES                INTERNATIONAL EAFE
                                                                    --------------------              ----------------------
1/99                                                                      10000.00                           10000.00
3/99                                                                       8822.00                           10174.00
6/99                                                                       9086.00                           10439.00
9/99                                                                       9133.00                           10905.00
12/99                                                                     12064.00                           12765.00
3/00                                                                      12073.00                           12758.00
6/00                                                                      11253.00                           12261.00
9/00                                                                      10377.00                           11278.00

This chart assumes a $10,000 investment in Class A shares of International Series on 01/29/1999 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $10,377. In comparison, the same $10,000 investment would have grown to $11,278 based on the MSCI EAFE index's performance.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
ING Groep N.V.                              2.4%
Royal Bank of Scotland Group plc            2.1%
Total Fina Elf S.A. (Cl. B)                 2.1%
Shell Transport & Trading Company plc       2.1%
Reckitt Benckiser plc                       2.0%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                            1 YEAR    SINCE INCEPTION
                            ------    ---------------
A Shares                    13.62%   5.93%   (1-29-99)
A Shares with sales charge   7.10%   2.24%   (1-29-99)
B Shares                    12.75%   5.18%   (1-29-99)
B Shares with CDSC           7.75%   2.85%   (1-29-99)
C Shares                    12.81%   5.41%   (1-29-99)
C Shares with CDSC          11.81%   5.41%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - INTERNATIONAL SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AUSTRALIA - 1.1%
Brambles Industries, Ltd. .....        2,080   $       54,365
Cable & Wireless Optus,
  Ltd.*........................       17,860           38,750
Qantas Airways, Ltd. ..........       14,000           26,971
                                               --------------
                                                      120,086
BRAZIL - 1.4%
Petroleo Brasileiro S.A.*(1)...        1,980           59,524
Tele Norte Leste Participacoes
  S.A.(1)......................        1,478           33,808
Telecomunicacoes Brasilerias
  S.A.(1)......................          660           52,223
                                               --------------
                                                      145,555
CANADA - 4.7%
Bombardier, Inc. (Cl. B).......        3,800           65,665
Canada Life Financial
  Corporation..................          200            4,652
Celestica, Inc.*...............          890           61,311
C-MAC Industries, Inc.*(1).....          800           46,000
Nortel Networks Corporation....        2,260          135,711
Rogers Communications, Inc.
  (Cl. B)*.....................        4,210           99,752
Sun Life Financial Services of
  Canada*......................        4,016           82,877
                                               --------------
                                                      495,968
CHINA - 0.3%
China Unicom, Ltd. ADR*........        1,370           29,883
DENMARK - 0.4%
Vestas Wind Systems A.S. ......          740           37,813
FINLAND - 2.4%
Jot Automation Group Ojy.......       10,080           59,601
Nokia Oyj ADR(1)...............        4,822          191,976
                                               --------------
                                                      251,577
FRANCE - 12.4%
Alcatel(1).....................        1,960          125,403
Aventis S.A.(1)................        2,410          180,780
Axa(1).........................        1,043          136,226
BNP Paribas S.A.(1)............        1,510          133,124
Business Objects S.A.*(1)......          761           86,041
Christian Dior S.A.(1).........        1,270           68,423
Societe Generale(1)............        2,800          156,538
Societe Television Francaise
  1(1).........................        1,300           74,571
Suez Lyonnaise des Eaux
  S.A.(1)......................          760          117,842
Total Fina Elf S.A.(1).........        1,497          219,039
                                               --------------
                                                    1,297,987


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
GERMANY - 7.1%
Deutsche Lufthansa AG(1).......        4,320   $       89,553
Dresdner Bank AG...............        2,020           88,740
E.On AG(1).....................        2,220          114,218
EM.TV & Merchandising AG.......          900           47,496
Intershop Communications
  AG*(1).......................        1,470           96,323
Porsche AG(1)..................           14           50,656
Siemens AG(1)..................          926          119,311
SAP AG(1)......................          580          143,344
                                               --------------
                                                      749,641
HONG KONG - 2.0%
HSBC Holdings plc..............        6,400           89,471
Hutchison Whampoa, Ltd. .......        5,920           78,585
Li & Fung, Ltd.*...............       17,600           37,133
                                               --------------
                                                      205,189
HUNGARY - 0.3%
OTP Bank Rt. ..................          500           25,769
IRELAND - 5.2%
Bank of Ireland................       22,947          183,472
CRH plc........................        9,700          154,427
Elan Corporation plc ADR*(1)...        3,700          202,575
                                               --------------
                                                      540,474
ISRAEL - 0.2%
Partner Communications Company,
  Ltd.*(1).....................        3,200           24,600
ITALY - 7.2%
ENI SpA(1).....................       31,010          164,198
Ruinione Adriatica di Sicurta
  SpA(1).......................       10,560          138,856
Saipem SpA(1)..................        6,530           36,305
San Paolo - IMI SpA(1).........        9,151          148,755
Telecom Italia SpA(1)..........       10,770          114,435
Unicredito Italiano SpA(1).....       30,300          158,032
                                               --------------
                                                      760,581
JAPAN - 11.7%
Fanuc, Ltd. ...................        1,400          154,821
Fujitsu, Ltd.(1)...............        4,000           92,911
Furukawa Electric Company,
  Ltd.(1)......................        5,000          138,118
Kyocera Corporation(1).........          700          106,885
Nippon Telegraph & Telephone
  Corporation(1)...............            5           49,047
Nissan Motor Company, Ltd.*....        3,000           17,213
Pioneer Corporation............        3,000          122,154
Rohm Company, Ltd.(1)..........          400          109,606
Sony Corporation(1)............        1,500          152,138

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - INTERNATIONAL SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
JAPAN (CONTINUED)
Takeda Chemical Industries,
  Ltd.(1)......................        2,100   $      138,756
Toshiba Corporation(1).........       18,000          145,086
                                               --------------
                                                    1,226,735
NETHERLANDS - 12.7%
ABN AMRO Holding N.V. .........        4,915          114,510
ASM Lithography Holding
  N.V.*........................        3,930          130,405
Buhrmann N.V. .................        7,575          190,521
Fortis (NL) N.V. ..............        2,990           91,562
Hagemeyer N.V. ................        2,220           58,970
ING Groep N.V. ................        3,840          255,787
Koninklijke Ahold N.V. ........        5,490          155,667
Koninklijke Numico N.V. .......        1,460           74,923
Koninklijke (Royal) Philips
  Electronics N.V. ............        3,190          137,296
STMicroelectronics N.V.(1).....        2,540          120,968
                                               --------------
                                                    1,330,609
NORWAY - 0.2%
Petroleum Geo-Services ASA*....        1,330           22,561
POLAND - 0.2%
Telekomunikacja Polska S.A.
  GDR..........................        4,353           23,336
SINGAPORE - 0.9%
Chartered Semiconductor
  Manufacturing, Ltd.
  ADR*(1)......................          390           23,668
DBS Group Holdings, Ltd. ......        4,000           44,130
NatSteel Electronics, Ltd. ....       11,500           29,736
                                               --------------
                                                       97,534
SOUTH KOREA - 0.6%
Korea Electric Power
  Corporation ADR(1)...........        1,880           24,558
Korea Telecom Corporation
  ADR(1).......................        1,140           38,333
                                               --------------
                                                       62,891
SPAIN - 5.2%
Altadis S.A. ..................        8,280          119,471
Banco Bilbao Vizcaya Argentaria
  S.A. ........................        8,159          123,269
Banco Popular Espanol S.A. ....        3,800          116,534
Telefonica S.A.*...............        4,673           92,582
Union Electrica Fenosa S.A. ...        5,170           93,121
                                               --------------
                                                      544,977


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
SWITZERLAND - 3.6%
Adecco S.A. ...................          190   $      123,120
Nestle S.A. ...................           58          120,805
Swiss Re.......................           21           40,095
Serono S.A. ...................           79           96,442
                                               --------------
                                                      380,462
TAIWAN - 0.5%
Taiwan Semiconductor
  Manufacturing Company,
  Ltd.*........................        9,624           31,948
United Microelectronics
  Corporation ADR*.............        1,947           23,121
                                               --------------
                                                       55,069
TURKEY - 0.3%
Vestel Elektronik Sanayi ve
  Ticaret A.S.*................        2,500              460
Yapi ve Kredi Bankasi A.S.*....    3,592,551           25,911
                                               --------------
                                                       26,371
UNITED KINGDOM - 13.2%
BP Amoco plc ADR(1)............        1,530           81,090
Barclays plc(1)................        6,340          175,944
Celltech Group plc*(1).........        4,500           89,154
Glaxo Wellcome plc(1)..........        3,130           94,451
Imperial Tobacco Group
  plc(1).......................        1,770           16,932
International Power plc........        4,070           28,342
Reckitt Benckiser plc(1).......       16,680          204,443
Royal Bank of Scotland Group
  plc*(1)......................       19,990          233,372
Shell Transport & Trading
  Company plc(1)...............       26,190          213,745
Vodafone Group plc(1)..........       38,723          144,417
WPP Group plc(1)...............        9,070          108,353
                                               --------------
                                                    1,390,243
UNITED STATES - 0.3%
Comverse Technology,
  Inc.*(1).....................          300           32,400
                                               --------------
  Total common stocks - 94.1%...............        9,878,311

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - INTERNATIONAL SERIES
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OPTIONS PURCHASED - 0.7%
--------------------------------------------
Euro Put Option, expires
  10/25/00 strike price 0.86...      500,000   $        2,400
Euro Put Option, expires
  11/27/00 strike price 0.86...      500,000            4,649
NIKKEI 225 Call Option 5%,
  expires 12/08/00 strike price
  17,703.4366..................           22            2,002
NIKKEI 225 Call Option 5%,
  expires 12/08/00 strike price
  174.111......................        2,233               11
NIKKEI 225 Call Option 5%,
  expires 12/08/00 strike price
  156.9375.....................        2,154            6,312
NIKKEI 225 Call Option 5%,
  expires 12/08/00 strike price
  153.39.......................        9,283           41,865
NIKKEI 225 Call Option 5%,
  expires 12/08/00 strike price
  155.9718.....................        6,469           20,803
                                               --------------
                                                       78,042

REPURCHASE AGREEMENT - 9.7%
--------------------------------------------
State Street, 4.25%, 10-02-00
  (Collateralized by FNMA,
  6.00% - 2001 with a value of
  $1,025,000)..................  $ 1,016,380        1,016,380
                                               --------------
  Total investments - 104.5%................       10,972,733
  Liabilities, less cash & other assets -
    (4.5%)..................................         (473,802)
                                               --------------
  Total net assets - 100.0%.................   $   10,498,931
                                               ==============

INVESTMENT CONCENTRATION
-------------------------------------------------------------
At September 30, 2000, International Series' investment
concentration, by industry, was as follows:
Advertising.................................             1.0%
Aerospace/Defense...........................             0.3%
Airlines....................................             1.1%
Automobiles.................................             0.6%
Banks & Credit..............................            19.8%
Broadcast Media.............................             1.2%
Building & Construction.....................             2.6%
Computer Software...........................             3.1%
Computer Systems............................             1.4%
Cosmetics...................................             0.7%
Electric Utilities..........................             1.4%
Electrical Equipment........................             2.8%
Electronics.................................             5.4%
Financial Services..........................             2.4%
Food Processing.............................             1.9%
Food Wholesalers............................             1.5%
Health Care.................................             2.8%
Household Products..........................             2.0%
Insurance...................................             3.0%
Manufacturing...............................             5.3%
Medical.....................................             1.3%
Oil.........................................             7.6%
Pharmaceuticals.............................             3.5%
Retail......................................             0.9%
Semi-Conductors.............................             4.0%
Services....................................             3.0%
Telecommunications..........................            11.7%
Tobacco.....................................             1.3%
Transportation..............................             0.5%
Options.....................................             0.7%
Cash, short-term investments and other
  assets, less liabilities..................             5.2%
                                               --------------
                                                       100.0%
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $10,623,270.

 * Non-Income producing security.

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, forward contracts or options.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            SOCIAL AWARENESS SERIES

            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[SHIELDS PHOTO]
               Cindy Shields
             Portfolio Manager

TO OUR SHAREHOLDERS:

Performance in the Social Awareness Fund for the twelve months ended September 30, 2000 was favorable. The Fund returned +9.88%, ahead of its benchmark index, the Domini Social Index, which returned +9.80% over the same period.(1)

ADDING VALUE THROUGH STOCK SELECTION

The greatest positive during the fiscal year was favorable stock selection. We don't depend on market timing or on overweighting or underweighting a particular sector to generate positive returns. Instead of taking these sorts of risks, we focus on selecting the industries and companies within each sector which we believe have the most potential for long term growth.

For example, the information technology sector is made up of a number of industries. These include communications equipment, computer hardware, software, networking, semiconductors, and other industries. Our task is to understand the prospects for each sector's business cycle, and to determine which industries hold the greatest performance potential given the current position in the business cycle. We must then select companies within those industries that exhibit consistent growth characteristics.

TECHNOLOGY STOCK SELECTION LED PERFORMANCE

Following the above-described process, we were able to choose stocks within the information technology sector that served us very well during the fiscal year. Our best performers were in a primary growth area, communications-related companies. Adobe Systems Incorporated, a manufacturer of desktop publishing software and other products for creating, distributing, and managing information, gained 173%.

Analog Devices, Inc. and Scientific-Atlanta, Inc. were also strong performers in the information technology group. Analog Devices makes semiconductor components used in high-performance consumer electronics applications like wireless handsets. Scientific-Atlanta provides products and services such as set-top boxes for advanced communications networks. We believe worldwide portability of data is in its infancy. Although there have been some rough spots recently, we expect it to be a prime growth area over the long term.

HEALTH CARE STOCKS ADDED VALUE TO THE PORTFOLIO

Many of our health care holdings performed well during the year. Cardinal Health, Inc., a pharmaceutical distribution services provider, gained over 60% after its stock price had been pushed down along with a group of its competitors. Cardinal Health's share value recovered when the company consistently reported favorable earnings.

Specialty pharmaceutical companies Allergan, Inc. and Watson Pharmaceuticals, Inc. have benefited from buying many smaller drugs from the major pharmaceutical manufacturers and focusing marketing attention on them in order to increase sales. They also have not been threatened by a large number of looming patent expirations, a growing problem for the major companies. Watson Pharmaceuticals, as a manufacturer of generic drugs, has felt less pressure from Medicare reimbursement issues that have arisen during the presidential campaign discussions than the major drug manufacturers have felt.

A FEW WEAKER PERFORMERS DETRACTED

Within the telecommunications services sector, the stock of WorldCom, Inc. declined about 36% after its merger with Sprint Corporation was rejected by the Justice Department. WorldCom was forced to lower its projections for growth when the merger was denied, and as a result of a more competitive pricing environment for its long distance business.

In the consumer discretionary sector, Wal-Mart Stores, Inc. has been a disappointment over the short term. Investors abandoned the stock when consumer spending began to slow, expecting Wal-Mart's revenues and profits to slow accordingly. We continue to hold the stock, however, believing that over the long term Wal-Mart should gain share at the expense of other retailers if a general consumer spending slowdown continues.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            SOCIAL AWARENESS SERIES
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                          SOCIAL AWARENESS SERIES VS.
                               S&P 500 INDEX, AND
                              DOMINI SOCIAL INDEX
[LINE GRAPH]

                                                 SOCIAL AWARENESS SERIES          S&P 500 INDEX            DOMINI SOCIAL INDEX
                                                 -----------------------          -------------            -------------------
11/96                                                     10000                       10000                       10000
                                                           9441                       10543                       10553
                                                           9008                       10825                       10913
                                                          10433                       12715                       12858
9/97                                                      11300                       13668                       13937
                                                          11544                       14060                       14591
                                                          13048                       16021                       16693
                                                          13337                       16551                       17352
9/98                                                      12192                       14904                       15687
                                                          15052                       18078                       19833
                                                          15468                       18981                       20654
                                                          16439                       20319                       22055
9/99                                                      15372                       19049                       20721
                                                          17390                       21884                       24441
                                                          18350                       22386                       25222
                                                          17779                       21791                       23867
9/00                                                      16890                       21580                       25792

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on 11/01/1996 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $16,890. In comparison, the same $10,000 investment would have grown to $25,792 based on the Domini Social index's performance and $21,580 based on the S&P 500 Index.

A VICTORY FOR SOCIAL INVESTING ACTIVISTS

Building materials retailers The Home Depot, Inc. and Lowe's Companies, Inc. have both announced plans to discontinue the practice of harvesting and selling old growth lumber. These announcements were major victories for social activism; the firms are to be commended for their decisions. While it is often difficult to convince corporations that they should change such practices, these decisions are proof that persistence can be rewarded, and we are pleased that both stocks are a part of our portfolio.

Sincerely,

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Cisco Systems, Inc.                         5.8%
Microsoft Corporation                       4.7%
Intel Corporation                           4.4%
American International Group, Inc.          3.4%
EMC Corporation                             3.3%

  ** September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                            1 YEAR    SINCE INCEPTION
                            ------    ---------------
A Shares                    9.88%    16.09%   (11-1-96)
A Shares with sales charge  3.55%    14.33%   (11-1-96)
B Shares                    8.53%    14.80%   (11-1-96)
B Shares with CDSC          3.53%    14.29%   (11-1-96)
C Shares                    8.43%     3.41%   (1-29-99)
C Shares with CDSC          7.43%     3.41%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - SOCIAL AWARENESS
SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ADVERTISING - 0.6%
Omnicom Group, Inc.............        2,600   $      189,637
AIR FREIGHT & COURIERS - 0.2%
FedEx Corporation*.............        1,500           66,510
AIRLINES - 0.7%
Southwest Airlines Company.....        9,600          232,800
APPAREL RETAIL - 0.6%
Talbots, Inc. .................        3,000          198,750
BANKS - 7.0%
Bank of America Corporation....        4,800          251,400
Bank of New York Company,
  Inc. ........................        7,700          431,681
Chase Manhattan Corporation....        4,500          207,844
Mellon Financial Corporation...        3,700          171,587
Northern Trust Corporation.....        5,600          497,700
PNC Financial Services Group...        4,300          279,500
Wells Fargo & Company..........        7,700          353,719
                                               --------------
                                                    2,193,431
BIOTECHNOLOGY - 0.6%
Amgen, Inc.*...................        2,500          174,570
BROADCASTING & CABLE TV - 1.0%
Clear Channel Communications,
  Inc.*........................        1,692           95,598
Comcast Corporation*...........        5,000          204,688
                                               --------------
                                                      300,286
COMPUTER HARDWARE - 7.4%
Compaq Computer Corporation....        5,300          146,174
Dell Computer Corporation*.....       12,200          375,912
Hewlett-Packard Company........        2,800          271,600
International Business Machines
  Corporation..................        5,400          607,500
Sun Microsystems, Inc.*........        7,800          910,650
                                               --------------
                                                    2,311,836
COMPUTER STORAGE & PERIPHERALS - 3.3%
EMC Corporation*...............       10,400        1,030,900
CONSTRUCTION & FARM MACHINERY - 0.3%
Deere & Company................        3,100          103,075
CONSUMER FINANCE - 1.5%
Household International,
  Inc. ........................        3,600          203,850
MBNA Corporation...............        7,200          277,200
                                               --------------
                                                      481,050
DATA PROCESSING SERVICES - 1.6%
Paychex, Inc...................         9300          488,250
DEPARTMENT STORES - 0.6%
Kohl's Corporation*............        3,200          184,600


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.0%
American Express Company.......        6,300   $      382,725
Charles Schwab Corporation.....        6,300          223,650
Fannie Mae.....................        3,500          250,250
Freddie Mac....................        3,100          167,594
Merrill Lynch & Company,
  Inc..........................        3,600          237,600
                                               --------------
                                                    1,261,819
DRUG RETAIL - 1.2%
CVS Corporation................        5,000          231,562
Walgreen Company...............        4,000          151,750
                                               --------------
                                                      383,312
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Molex, Inc. ...................        6,500          353,844
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Sanmina Corporation*...........        3,400          318,325
FOOD RETAIL - 0.7%
Kroger Company*................       10,200          230,137
GENERAL MERCHANDISE STORES - 4.4%
Family Dollar Stores, Inc. ....       10,000          192,500
Target Corporation.............        7,000          179,375
Wal-Mart Stores, Inc. .........       21,000        1,010,625
                                               --------------
                                                    1,382,500
HEALTH CARE DISTRIBUTORS & SERVICES - 0.8%
Cardinal Health, Inc. .........        2,675          235,902
HEALTH CARE EQUIPMENT - 1.9%
Guidant Corporation*...........        4,200          296,888
Medtronic, Inc. ...............        5,700          295,331
                                               --------------
                                                      592,219
HEALTH CARE SUPPLIES - 0.7%
Allergan, Inc. ................        2,600          219,538
HOME IMPROVEMENT RETAIL - 1.6%
Home Depot, Inc. ..............        2,400          127,350
Lowe's Companies, Inc. ........        8,000          359,000
                                               --------------
                                                      486,350
HOUSEHOLD PRODUCTS - 2.1%
Clorox Company.................        2,800          110,775
Colgate-Palmolive Company......        1,600           75,520
Kimberly-Clark Corporation.....        2,000          111,625
Procter & Gamble Company.......        5,300          355,100
                                               --------------
                                                      653,020

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - SOCIAL AWARENESS
SERIES (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
INDUSTRIAL GASES - 0.5%
Praxair, Inc. .................        4,000   $      149,500
INDUSTRIAL MACHINERY - 0.4%
Illinois Tool Works, Inc. .....        2,300          128,512
INTEGRATED TELECOMMUNICATION SERVICES - 4.0%
AT&T Corporation...............       12,244          359,668
BellSouth Corporation..........        5,000          201,250
SBC Communications, Inc. ......       12,248          612,400
Sprint Corporation (FON
  Group).......................        2,200           64,487
                                               --------------
                                                    1,237,805
INTERNET SOFTWARE & SERVICES - 1.6%
America Online, Inc.*..........        5,600          301,000
Yahoo!, Inc.*..................        2,200          200,888
                                               --------------
                                                      501,888
LIFE & HEALTH INSURANCE - 1.1%
American General Corporation...        4,300          335,400
MOVIES & ENTERTAINMENT - 2.4%
Viacom, Inc. (Cl. B)*..........        7,300          427,050
Walt Disney Company............        8,700          332,775
                                               --------------
                                                      759,825
MULTI-LINE INSURANCE - 3.4%
American International Group,
  Inc. ........................       11,080        1,060,218
MULTI-UTILITIES - 1.4%
Enron Corporation..............        4,900          429,363
NETWORKING EQUIPMENT - 5.8%
Cisco Systems, Inc.*...........       32,900        1,817,725
OFFICE SERVICES & SUPPLIES - 0.6%
Avery Dennison Corporation.....        2,500          115,938
Pitney Bowes, Inc. ............        1,800           70,987
                                               --------------
                                                      186,925
OIL & GAS EQUIPMENT & SERVICES - 0.6%
BJ Services Company*...........        3,200          195,600
PACKAGED FOODS - 0.9%
Bestfoods......................        2,500          181,875
General Mills, Inc. ...........        3,000          106,500
                                               --------------
                                                      288,375
PERSONAL PRODUCTS - 0.4%
Gillette Company...............        3,500          108,062


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
PHARMACEUTICALS - 6.9%
ALZA Corporation*..............        2,600   $      224,900
Forest Laboratories, Inc.*.....        1,700          194,969
Johnson & Johnson..............        6,600          619,987
Merck & Company, Inc. .........       10,800          803,925
Schering-Plough Corporation....        6,500          302,250
                                               --------------
                                                    2,146,031
PROPERTY & CASUALTY INSURANCE - 0.9%
Chubb Corporation..............        3,700          292,762
PUBLISHING & PRINTING - 0.8%
McGraw-Hill Companies, Inc. ...        1,800          114,412
New York Times Company.........        3,100          121,869
                                               --------------
                                                      236,281
RESTAURANTS - 0.4%
McDonald's Corporation.........        4,200          126,788
SEMICONDUCTORS - 7.1%
Analog Devices, Inc.*..........        2,700          222,919
Intel Corporation..............       33,000        1,373,625
Texas Instruments, Inc. .......        6,800          320,875
Xilinx, Inc.*..................        3,600          308,250
                                               --------------
                                                    2,225,669
SOFT DRINKS - 3.1%
Coca-Cola Company..............       11,600          639,450
PepsiCo, Inc. .................        6,900          317,400
                                               --------------
                                                      956,850
SYSTEMS SOFTWARE - 5.9%
Adobe Systems, Inc.............        2,400          372,600
Microsoft Corporation*.........       24,400        1,470,100
                                               --------------
                                                    1,842,700
TELECOMMUNICATIONS EQUIPMENT - 4.1%
ADC Telecommunications,
  Inc.*........................        6,400          172,100
Comverse Technology, Inc.*.....        3,800          410,400
Lucent Technologies, Inc. .....       13,710          419,012
Scientific-Atlanta, Inc. ......        4,200          267,225
                                               --------------
                                                    1,268,737
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Sprint Corporation (PCS
  Group)*......................        4,900          171,806
                                               --------------
  Total common stocks - 97.7%...............       30,539,483
  Cash and other assets, less liabilities -
    2.3%....................................          713,904
                                               --------------
  Total net assets - 100.0%.................   $   31,253,387
                                               ==============

The identified cost of investments owned at September 30, 2000 was the same for book and tax purposes.

 * Non-Income producing security.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--SELECT 25 SERIES(R)
            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[MILBERGER PHOTO]
              Terry Milberger
         Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Select 25(R) Fund, a concentrated portfolio made up of 25 premier growth company stocks, returned +7.69% during the twelve months ended September 30, 2000.(1) Its benchmark index, the S&P 500 Index, gained 13.28% over the same period.

Our management objective for the Select 25 Fund is a long term strategy of carefully selecting individual companies which have displayed consistent earnings growth over several years and which we expect to continue to perform in the same excellent manner in the years ahead. We do not target certain weights for the various market sectors; instead, our sector weightings are a by-product of our stock selection. While a concentrated portfolio of this type may exhibit more volatility over short periods, we believe that over the long term the strategy of buying and holding premier growth companies will produce solid results.

TECHNOLOGY STOCKS SAGGED IN THE LATEST SIX MONTHS

A large weighting in technology stocks, which were stellar performers in the first half of the fiscal year, was a major negative during the most recent six months. With technology stocks making up about 40% of the total portfolio, the sharp selloff in tech-related issues led to significant underperformance for the portfolio. Although short-term performance in technology has been weak, we believe many companies in this sector--those which have sound fundamental qualities--have outstanding growth prospects over the long term.

Still, some of our technology holdings, such as EMC Corporation, did very well. In early October of 1999 EMC's stock traded at about $35 per share; it closed the fiscal year at $99.25 per share. The company is benefiting greatly from the Internet's rapid growth, since it is considered the leader in products that deal with information storage and retrieval. Semiconductor manufacturer Intel Corporation exhibited performance more representative of the sector, however, gaining 77% in the first six months of the fiscal year, only to fall 37% in the second six months. We continue to hold this stock, recognizing the cyclical volatility in its price movement.

INVESTORS IN RETAIL COMPANY STOCKS FEARED THE SLOWING ECONOMY

Extreme volatility was also displayed in the retail sector as concerns about a slowing economy led investors to worry about weaker store sales and revenues. Wal-Mart Stores, Inc. exemplified this growing concern as its stock price gained 19% in the first half of the fiscal year and fell 15% in the second half. Another of our favorite companies, The Home Depot, Inc., rose 50% in the first quarter of the fiscal year, but fell 23% before the end of September.

We don't believe these companies have become bad companies. Short-term economic events have hurt their stock prices, but their long-term fundamentals remain sound, and earnings growth should recover in the coming months. We have often said that good companies can be bad stocks over short periods of time; stock performance over the past twelve months bears that out.

MARKET DOWNTURNS CREATE BUYING OPPORTUNITIES

Indeed, we believe that the sharp downturns in the markets in 2000 have created excellent buying opportunities for many premier stocks. Concerns about an economic slowdown were appropriate, in our opinion, but concerns about the long term growth prospects for these companies is misplaced. We anticipate keeping portfolio turnover low in the Select 25(R) Fund, expecting that outstanding companies which have proven themselves over time will continue to prove themselves in the months and years ahead.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--SELECT 25 SERIES(R)

            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                              SELECT 25 SERIES VS.
                               S&P 500 INDEX, AND
                             S&P BARRA GROWTH INDEX
[LINE GRAPH]

                                                    SELECT 25 SERIES              S&P 500 INDEX          S&P BARRA GROWTH INDEX
                                                    ----------------              -------------          ----------------------
1/99                                                    10000.00                    10000.00                    10000.00
3/99                                                     9802.00                    10076.00                    10073.00
6/99                                                     9906.00                    10786.00                    10460.00
9/99                                                     9925.00                    10112.00                    10095.00
12/99                                                   11734.00                    11616.00                    12088.00
3/00                                                    11574.00                    11883.00                    12584.00
6/00                                                    11065.00                    11567.00                    12400.00
9/00                                                    10688.00                    11455.00                    11310.00

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on 01/29/1999 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $10,688. In comparison, the same $10,000 investment would have grown to $11,455 in the S&P 500 index and $11,310 based on the S&P Barra Growth index's performance.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Walgreen Company                            5.6%
General Electric Company                    5.4%
Comverse Technology, Inc.                   5.1%
Automatic Data Processing, Inc.             4.9%
American International Group, Inc.          4.8%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                               1 YEAR    SINCE INCEPTION
                               ------    ---------------
A Shares                       7.69%    7.82%   (1-29-99)
A Shares with sales charge     1.52%    4.06%   (1-29-99)
B Shares                       6.65%    7.13%   (1-29-99)
B Shares with CDSC             1.65%    4.83%   (1-29-99)
C Shares                       6.73%    7.36%   (1-29-99)
C Shares with CDSC             5.73%    7.36%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - SELECT 25 SERIES(R)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ADVERTISING - 3.5%
Omnicom Group, Inc. ...........       22,700   $    1,655,681
BROADCASTING & CABLE TV - 6.3%
Clear Channel Communications,
  Inc.*........................       26,500        1,497,250
Univision Communications,
  Inc.*........................       39,700        1,483,787
                                               --------------
                                                    2,981,037
COMPUTER HARDWARE - 6.7%
Dell Computer Corporation*.....       46,800        1,442,025
Sun Microsystems, Inc.*........       15,100        1,762,925
                                               --------------
                                                    3,204,950
COMPUTER STORAGE & PERIPHERALS - 4.6%
EMC Corporation*...............       22,000        2,180,750
DATA PROCESSING SERVICES - 4.9%
Automatic Data Processing,
  Inc. ........................       34,800        2,327,250
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Citigroup, Inc. ...............       40,000        2,162,500
DRUG RETAIL - 5.6%
Walgreen Company...............       70,000        2,655,625
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Sanmina Corporation*...........       15,000        1,404,375
GENERAL MERCHANDISE STORES - 3.6%
Wal-Mart Stores, Inc. .........       35,500        1,708,438
HEALTH CARE EQUIPMENT - 4.1%
Medtronic, Inc. ...............       37,700        1,953,331
HOME IMPROVEMENT RETAIL - 3.9%
Home Depot, Inc. ..............       35,000        1,857,188
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Company......       35,100        1,656,720
INDUSTRIAL CONGLOMERATES - 5.4%
General Electric Company.......       44,300        2,555,556
IT CONSULTING & SERVICES - 4.3%
Computer Sciences
  Corporation*.................       27,700        2,056,725


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MOTORCYCLE MANUFACTURERS - 4.0%
Harley-Davidson, Inc. .........       40,200   $    1,924,575
MULTI-LINE INSURANCE - 4.8%
American International Group,
  Inc. ........................       24,000        2,296,500
NETWORKING EQUIPMENT - 3.4%
Cisco Systems, Inc.*...........       28,900        1,596,725
PHARMACEUTICALS - 4.2%
Pfizer, Inc. ..................       45,000        2,022,188
SEMICONDUCTORS - 2.6%
Intel Corporation..............       30,000        1,248,750
SYSTEMS SOFTWARE - 3.0%
Microsoft Corporation*.........       23,500        1,415,875
TELECOMMUNICATIONS EQUIPMENT - 7.3%
Comverse Technology, Inc.*.....       22,200        2,397,600
Nortel Networks Corporation....       17,700        1,054,256
                                               --------------
                                                    3,451,856
WIRELESS TELECOMMUNICATION SERVICES - 3.1%
Nextel Communications, Inc.*...       32,000        1,496,000
                                               --------------
Total common stocks - 96.4%....                    45,812,595

COMMERCIAL PAPER
----------------
RETAIL - DEPARTMENT STORES - 2.1%
May Department Stores,
  6.47% - 10-17-00.............  $ 1,000,000          997,124
                                               --------------
  Total investments  - 98.5%................       46,809,719
  Cash and other assets, less
    liabilities - 1.5%......................          688,912
                                               --------------
  Total net assets - 100.0%.................   $   47,498,631
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $43,101,999.

 * Non-Income producing security.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            EQUITY SERIES

            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[MILBERGER PHOTO]
              Terry Milberger
             Senior Portfolio
                  Manager

TO OUR SHAREHOLDERS:

Security Equity Fund generated a return of +6.64% in the twelve months ended September 30, 2000.(1) The benchmark S&P 500 Stock Index returned +13.28% over the same period.

SHARP SWINGS IN TECHNOLOGY-RELATED STOCKS

The greatest portion of the Fund's underperformance relative to its benchmark occurred in the first quarter of the fiscal year (the fourth quarter of calendar
1999). During this period technology stock prices moved up sharply; unfortunately, we were underweight in the sector at that time. The valuations on a majority of these issues had surged to historical highs we didn't believe were sustainable, so we chose not to include many of them in the portfolio. However, a number of investors thought otherwise, and the technology sector led all other groups in performance in the benchmark S&P 500 Stock Index.

RISK/REWARD RATIOS ARE IMPORTANT TO LONG TERM INVESTORS

Because of the conservative nature of the portfolio and its orientation toward long-term results, we look carefully at the potential rewards of each investment given the level of risk we feel we are taking. Now that the technology stocks have fallen in price, we consider their risk/reward characteristics to be more attractive and plan to increase our holdings in the sector. We believe that carefully-selected technology stocks have outstanding long-term growth potential and will be sound investments over time. While a slowing economy may still inflict some pain on these stocks, we think most of the downside in their prices has already occurred.

GLOBAL ECONOMIES HAVE BECOME MORE IMPORTANT

Signs of a slowdown in global economies are playing a much more significant role in prices of U.S. stocks than was the case five or ten years ago. In recent weeks companies that depend on sales of their products in Europe and other countries have announced that they expect earnings to fall short of forecasts because of weaker global sales and the negative effect of currency translations. For example, on September 14, 2000 the stock of one of our holdings, Colgate-Palmolive Company, fell 15% after the company told analysts that third-quarter sales would be less than expected because of the falling euro. It was Colgate's biggest one-day price decline since the stock market crash of October 1987, and in our view a much harsher result than was warranted by the company's fundamentals.

A SLOWING U.S. ECONOMY HURT EARNINGS ALSO

Companies like Wal-Mart Stores, Inc. and The Home Depot, Inc., also holdings in our portfolio, have felt the impact of slowing retail sales in the U.S. Although Wal-Mart is doing well relative to other discount department stores, their sales are at the lower end of analysts' expectations. The dollar amount, although not the volume, of sales at Home Depot stores has declined since a slowdown in the housing sector reduced demand for lumber, causing its price to fall. Retailers in general expect sales during the upcoming Christmas season to be lower than average also.

A notable exception to the disappointing retail story is Kohl's Corporation, whose sales have consistently met expectations. Kohl's has displayed great skill in executing in line with their forecasts. They excel at pricing their products competitively, and show an outstanding ability to select and display merchandise in a way that meets customers' needs. Kohl's stock has risen over 74% in the past twelve months.

HEALTH CARE STOCKS PERFORMED WELL

The health care sector has been a bright spot in the overall markets. Potentially damaging legislation that had been under consideration in Congress failed to pass, improving the outlook for the sector. Other factors helping health care stocks are the aging of the "baby boomers," which will increase demand for health care products and services, and investors' natural gravitation toward the less economically-sensitive health care stocks in a period of perceived economic slowdown. Some of our holdings in the sector include Schering-Plough Corporation, American Home Products Corporation, Pfizer Inc., and Baxter International Inc.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            EQUITY SERIES

            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                           SECURITY EQUITY SERIES VS.
                                 S&P 500 INDEX
[LINE GRAPH]

                                                                       EQUITY SERIES                      S&P 500 INDEX
                                                                       -------------                      -------------
62                                                                       10000.00000                        10000.00000
70                                                                       30574.00000                        21379.00000
80                                                                      101872.00000                        47835.00000
90                                                                      286515.00000                       176194.00000
00                                                                      141794.00000                       955412.00000

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Equity Series on 09/30/1962 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $1,417,944. In comparison, the same $10,000 investment would have grown to $955,412 based on the S&P 500 index's performance.

A CLASSIC BUYING OPPORTUNITY

We believe that investors' expectations have become far too negative about the potential for earnings growth in the months ahead. We see the recent decline in the markets creating a classic buying opportunity, and plan to increase our weighting in the technology sector as well as in economically sensitive areas such as chemicals, papers, and some retail stocks. Valuations on some of these issues are now at levels not seen since 1990 and 1991; because we don't expect a severe economic decline like we experienced then, we believe these companies will prove to be excellent holdings over the long term. They should be good fits for Security Equity Fund, with its philosophy of conservative long-term investing in companies displaying sound fundamental financial and managerial trends.
Sincerely,
Terry Milberger,
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
General Electric Company                    5.1%
Standard & Poor's Depositary Receipts       4.2%
NASDAQ--100 Shares                          3.5%
Cisco Systems, Inc.                         3.3%
Microsoft Corporation                       2.7%

  ** September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                       1 YEAR        5 YEARS           10 YEARS
                       ------        -------           --------
A Shares                6.64%        17.91%             18.35%
A Shares with sales     0.48%        16.52%             17.66%
  charge
B Shares                5.69%        16.73%             15.62%
                                                      (10-19-93)
                                                   (since inception)
B Shares with CDSC      0.69%        16.51%             15.62%
                                                      (10-19-93)
                                                   (since inception)
C Shares                5.55%         1.75%               N/A
                                    (1-29-99)
                                (since inception)
C Shares with CDSC      4.55%         1.75%               N/A
                                    (1-29-99)
                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - EQUITY SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ADVERTISING - 0.6%
Omnicom Group, Inc. ...........       90,000   $    6,564,375
AEROSPACE & DEFENSE - 0.9%
Boeing Company.................       50,000        3,150,000
United Technologies
  Corporation..................       90,000        6,232,500
                                               --------------
                                                    9,382,500
ALTERNATIVE CARRIERS - 0.6%
Qwest Communications
  International, Inc.*.........      120,000        5,767,500
ALUMINUM - 0.3%
Alcoa, Inc. ...................      110,000        2,784,375
APPLICATION SOFTWARE - 0.8%
Amdocs, Ltd.*..................       60,000        3,742,500
Siebel Systems, Inc.*..........       40,000        4,452,500
                                               --------------
                                                    8,195,000
BANKS - 5.6%
Bank of America Corporation....      115,000        6,023,125
Bank of New York Company,
  Inc. ........................      230,000       12,894,375
Chase Manhattan Corporation....      232,500       10,738,594
FleetBoston Financial
  Corporation..................      120,000        4,680,000
Mellon Financial Corporation...      100,000        4,637,500
Northern Trust Corporation.....      110,000        9,776,250
Wells Fargo Company............      180,000        8,268,750
                                               --------------
                                                   57,018,594
BIOTECHNOLOGY - 0.7%
Amgen, Inc.*...................      100,000        6,982,813
BREWERS - 0.5%
Anheuser-Busch Companies,
  Inc. ........................      120,000        5,077,500
BROADCASTING & CABLE TV - 1.1%
Clear Channel Communications,
  Inc. ........................      145,700        8,232,050
General Motors Corporation (Cl.
  H)*..........................            1               27
Univision Communications,
  Inc.*........................       80,000        2,990,000
                                               --------------
                                                   11,222,077
COMPUTER HARDWARE - 5.4%
Compaq Computer Corporation....      120,000   $    3,309,600
Dell Computer Corporation*.....      200,000        6,162,500
Hewlett-Packard Company........       75,000        7,275,000
International Business Machines
  Corporation..................      160,000       18,000,000
Sun Microsystems, Inc.*........      175,000       20,431,250
                                               --------------
                                                   55,178,350


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER STORAGE & PERIPHERALS - 2.2%
EMC Corporation*...............      170,000   $   16,851,250
Network Appliance, Inc.*.......       40,000        5,095,000
                                               --------------
                                                   21,946,250
DATA PROCESSING SERVICES - 0.9%
Automatic Data Processing,
  Inc. ........................      100,000        6,687,500
First Data Corporation.........       50,000        1,953,125
                                               --------------
                                                    8,640,625
DEPARTMENT STORES - 0.3%
Kohl's Corporation*............       60,000        3,461,250
DIVERSIFIED COMMERCIAL SERVICES - 0.4%
Ecolab, Inc. ..................      125,000        4,507,813
DIVERSIFIED FINANCIAL SERVICES - 5.3%
American Express Company.......      120,000        7,290,000
Citigroup, Inc. ...............      360,000       19,462,500
Fannie Mae.....................      150,000       10,725,000
Freddie Mac....................      140,000        7,568,750
Merrill Lynch & Company,
  Inc. ........................       30,000        1,980,000
Morgan Stanley Dean Witter &
  Company......................       80,000        7,315,000
                                               --------------
                                                   54,341,250
DRUG RETAIL - 1.5%
Walgreen Company...............      400,000       15,175,000
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
Molex, Inc. ...................      100,000        5,443,750
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Sanmina Corporation*...........       60,000        5,617,500
FOOD RETAIL - 0.9%
Safeway, Inc.*.................      200,000        9,337,500
GENERAL MERCHANDISE STORES - 2.2%
Target Corporation.............      320,000        8,200,000
Wal-Mart Stores, Inc. .........      300,000       14,437,500
                                               --------------
                                                   22,637,500
HEALTH CARE DISTRIBUTORS & SERVICES - 1.3%
Cardinal Health, Inc. .........      145,000       12,787,188

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - EQUITY SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT - 2.1%
Baxter International, Inc. ....       75,000   $    5,985,937
Guidant Corporation*...........       70,000        4,948,125
Medtronic, Inc. ...............      200,000       10,362,500
                                               --------------
                                                   21,296,562
HEALTH CARE SUPPLIES - 0.3%
Allergan, Inc. ................       40,000        3,377,500
HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc. ..............      180,000        9,551,250
Lowe's Companies, Inc. ........       40,000        1,795,000
                                               --------------
                                                   11,346,250
HOUSEHOLD PRODUCTS - 1.5%
Colgate-Palmolive Company......      160,000        7,552,000
Kimberly-Clark Corporation.....       40,000        2,232,500
Procter & Gamble Company.......       75,000        5,025,000
                                               --------------
                                                   14,809,500
INDUSTRIAL CONGLOMERATES - 6.8%
General Electric Company.......      900,000       51,918,750
Minnesota Mining &
  Manufacturing Company........       50,000        4,556,250
Textron, Inc. .................       48,600        2,241,675
Tyco International, Ltd. ......      200,000       10,375,000
                                               --------------
                                                   69,091,675
INDUSTRIAL GASES - 0.4%
Praxair, Inc. .................      100,000        3,737,500
INSURANCE BROKERS - 0.4%
Marsh & McLennan Companies,
  Inc. ........................       30,000        3,982,500
INTEGRATED OIL & GAS - 5.1%
Chevron Corporation............       90,000        7,672,500
Coastal Corporation............      130,000        9,636,250
Exxon Mobil Corporation........      250,000       22,281,250
Royal Dutch Petroleum
  Company......................      200,000       11,987,500
                                               --------------
                                                   51,577,500
INTEGRATED TELECOMMUNICATIONS SERVICES -
  2.6%
AT&T Corporation...............      100,000        2,937,500
BellSouth Corporation..........      100,000        4,025,000
SBC Communications, Inc. ......      220,000       11,000,000
Verizon Communications.........      100,000        4,843,750
WorldCom, Inc.*................      120,000        3,645,000
                                               --------------
                                                   26,451,250
INTERNET SOFTWARE & SERVICES - 0.9%
America Online, Inc.*..........      170,000        9,137,500


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
IT CONSULTING & SERVICES - 1.1%
Acxiom Corporation*............       60,000   $    1,905,000
Computer Sciences
  Corporation*.................      120,000        8,910,000
                                               --------------
                                                   10,815,000
LIFE & HEALTH INSURANCE - 0.7%
American General Corporation...       85,000        6,630,000
MOTORCYCLE MANUFACTURERS - 0.4%
Harley-Davidson, Inc. .........       90,000        4,308,750
MOVIES & ENTERTAINMENT - 2.2%
News Corporation, Ltd. ADR.....       80,000        4,485,000
Time Warner, Inc. .............      140,000       10,955,000
Viacom, Inc. (Cl. B)*..........      120,000        7,020,000
                                               --------------
                                                   22,460,000
MULTI-LINE INSURANCE - 3.0%
American International Group,
  Inc. ........................      240,000       22,965,000
Hartford Financial Services
  Group, Inc. .................      100,000        7,293,750
                                               --------------
                                                   30,258,750
MULTI-UTILITIES - 1.8%
Enron Corporation..............      100,000        8,762,500
Williams Companies, Inc. ......      230,000        9,717,500
                                               --------------
                                                   18,480,000
NETWORKING EQUIPMENT - 3.3%
Cisco Systems, Inc.*...........      600,000       33,150,000
PHARMACEUTICALS - 7.5%
ALZA Corporation*..............       60,000        5,190,000
American Home Products
  Corporation..................      150,000        8,484,375
Bristol-Myers Squibb Company...      125,000        7,140,625
Forest Laboratories, Inc.*.....       40,000        4,587,500
Johnson & Johnson..............      100,000        9,393,750
Merck & Company, Inc. .........      130,000        9,676,875
Pfizer, Inc. ..................      300,000       13,481,250
Pharmacia Corporation..........      150,000        9,028,125
Schering-Plough Corporation....      200,000        9,300,000
                                               --------------
                                                   76,282,500
PUBLISHING & PRINTING - 1.0%
Gannett Company, Inc...........      100,000        5,300,000
McGraw-Hill Companies, Inc. ...       85,000        5,402,812
                                               --------------
                                                   10,702,812

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - EQUITY SERIES
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SEMICONDUCTORS - 3.3%
Intel Corporation..............      600,000   $   24,975,000
National Semiconductor
  Corporation*.................       60,000        2,415,000
Texas Instruments, Inc. .......      120,000        5,662,500
                                               --------------
                                                   33,052,500
SOFT DRINKS - 1.3%
Coca-Cola Company..............      125,000        6,890,625
PepsiCo, Inc. .................      130,000        5,980,000
                                               --------------
                                                   12,870,625
SPECIALTY CHEMICALS - 0.2%
Rohm & Haas Company............       60,000        1,743,750
SYSTEMS SOFTWARE - 4.8%
Microsoft Corporation*.........      460,000       27,715,000
Oracle Corporation*............      200,000       15,750,000
Veritas Software
  Corporation*.................       40,000        5,680,000
                                               --------------
                                                   49,145,000
TELECOMMUNICATIONS EQUIPMENT - 2.8%
ADC Telecommunications,
  Inc.*........................      130,000        3,495,781
Comverse Technology, Inc.*.....       40,000        4,320,000
Corning, Inc. .................       20,000        5,940,000
Motorola, Inc. ................      100,000        2,825,000
Nortel Networks Corporation....      200,000       11,912,500
                                               --------------
                                                   28,493,281
UNIT INVESTMENT TRUST - 9.4%
Nasdaq - 100 Shares............      400,000       35,475,000
S&P Mid - Cap 400 Depositary
  Receipts.....................      170,000       16,702,500
Standard & Poor's Depositary
  Receipts.....................      300,000       43,087,500
                                               --------------
                                                   95,265,000
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
Nextel Communications, Inc.*...       80,000        3,740,000
Sprint Corporation (PCS
  Group)*......................       90,000        3,155,625
                                               --------------
                                                    6,895,625
                                               --------------
  Total common stocks - 97.3%...............      987,430,040

COMMERCIAL PAPER
----------------
CHEMICALS - BASIC - 0.1%
E.I. Dupont de Nemours &
  Company, 6.51%, 10-06-00.....  $ 1,400,000        1,398,735


                                  PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)       AMOUNT          VALUE
-------------------------------------------------------------
COMBINATION GAS & ELECTRIC - .5%
Baltimore Gas & Electric
  Company,
  6.48%, 10-03-00..............  $ 1,000,000   $      999,640
  6.48%, 10-10-00..............    4,000,000        3,993,520
                                               --------------
                                                    4,993,160
ELECTRIC UTILITIES - .6%
Wisconsin Public Service
  Corporation, 6.65%,
  10-02-00.....................    6,200,000        6,198,855
NATURAL GAS - 0.5%
Nicor Gas, 6.50%, 10-05-00.....    4,500,000        4,496,750
TELECOMMUNICATIONS - 0.6%
Bellsouth Telecommunications,
  Inc., 6.47%, 10-19-00........    2,700,000        2,691,266
Verizon Network Funding, 6.50%,
  10-23-00.....................    3,500,000        3,486,097
                                               --------------
                                                    6,177,363
                                               --------------
  Total commercial paper - 2.3%.............       23,264,863
                                               --------------
  Total investments - 99.6%.................    1,010,694,903
  Cash and other assets, less liabilities -
    .4%.....................................        4,490,111
                                               --------------
  Total net assets - 100.0%.................   $1,015,185,014
                                               ==============

The identified cost of investments owned at September 30, 2000 was the same for book and tax purposes.

 * Non-Income producing security.

ADR (American Depositary Receipt)

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            TOTAL RETURN SERIES

            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[MILBERGER PHOTO]
              Terry Milberger
             Senior Portfolio
                  Manager

TO OUR SHAREHOLDERS:

In the fiscal year ended September 30, 2000, the Total Return Fund returned +6.49%, while the benchmark S&P 500 Stock Index gained 13.28%.(1) The majority of the underperformance occurred in the first six months of the fiscal year, when the Fund was underweighted relative to the benchmark index in technology stocks.

TECHNOLOGY WAS THE WINNER IN THE FIRST HALF

During the first half of the fiscal year technology stocks were the sector with strongest performance. The Total Return Fund was underweight in technology; we believed the high valuations were unsustainable over the long term. Consequently, the portfolio return lagged the benchmark and many peer funds. We gradually increased our exposure to technology stocks, approaching a weighting close to the benchmark's technology weighting just in time to see the sector begin a slide that continued through the second half of the year. The most notable drag on portfolio performance was Microsoft Corporation, whose stock fell from a high just over $119 per share to a low of about $60 between late December and the fiscal year end.

FINANCIAL STOCKS SLID AS INTEREST RATES ROSE

Stocks in the financial sector also dampened portfolio return as the Federal Reserve Bank's policy-making Open Market Committee pushed up interest rates throughout most of the fiscal year. The stock performance of home mortgage lender Fannie Mae was not only hurt by rising interest rates, but also suffered because of proposed legislation in Congress which would reduce or eliminate the line of credit with the Treasury Department, and thus the implied backing of the Federal government for the company's securities.

Bank of America Corporation's difficulty in assimilating a lengthy chain of mergers weakened investor enthusiasm for its stock, which represents the largest weighting in the money center banking sector of the benchmark index. The Chase Manhattan Corporation suffered under a similar merger cloud when investors believed Chase had overpaid for its acquisition of global financial services firm J.P. Morgan & Company.

CONSUMER STAPLES COMPANIES ADD VALUE

Many of our holdings in the consumer staples sector performed well over the year. Bestfoods, an international food company with products including Hellmann's mayonnaise, Skippy peanut butter, Mazola corn oil and many others, gained about 50% when the company was acquired by diversified food giant Unilever PLC.

Also in the consumer staples area, retail drug store operator Walgreen Co., which acted sluggish in the first six months, recovered to gain nearly 48% in the second half of the fiscal year. The company continued to steadily generate solid revenues and earnings throughout the year, which was extremely difficult in an environment of slowing consumer spending.

STRONG PERFORMERS IN A VARIETY OF SECTORS

We also saw good performance from selected issues in a number of sectors. Kohl's Corporation rose 67% despite the threat of a consumer slowdown, as its skills in product selection and merchandising brought customers into the stores in a steady stream. Motorcycle manufacturer Harley-Davidson, Inc. continued its consistent performance in a niche market for its products. In the energy sector, oil field services company Schlumberger Limited gained over 40% as drilling activity increased in response to rising oil prices.

We believe our practice of seeking companies which have exhibited steady growth in earnings over long periods will lead us to favorable performance in the long run. The stocks of these companies may lag from time to time, but as long as the fundamentals remain sound we expect to keep them in the portfolio, keeping our long term investment objectives in mind.

Sincerely,

Terry Milberger, Senior Portfolio Manager
Frank Whitsell, Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            TOTAL RETURN SERIES

            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                            TOTAL RETURN SERIES VS.
                                 S&P 500 INDEX
[LINE GRAPH]

                                                                    TOTAL RETURN SERIES                   S&P 500 INDEX
                                                                    -------------------                   -------------
95                                                                        10000.00                           10000.00
                                                                           9500.00                           10235.00
                                                                           9934.00                           11049.00
                                                                          10158.00                           11707.00
                                                                          10563.00                           12343.00
                                                                          10791.00                           12901.00
                                                                          10929.00                           13295.00
96                                                                        11497.00                           14408.00
                                                                          11569.00                           14785.00
                                                                          12376.00                           17372.00
                                                                          13006.00                           18679.00
97                                                                        12182.00                           19216.00
                                                                          13464.00                           21897.00
                                                                          13621.00                           22620.00
                                                                          12059.00                           20371.00
98                                                                        13650.00                           24708.00
                                                                          13808.00                           25938.00
                                                                          14853.00                           27766.00
                                                                          14209.00                           26031.00
99                                                                        15823.00                           29904.00
                                                                          15733.00                           30590.00
                                                                          15477.00                           29777.00
00                                                                        15131.00                           29489.00

This chart assumes a $10,000 investment in Class A shares of Total Return Series on 06/01/1995 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $15,131. In comparison, the same $10,000 investment would have grown to $29,489 based on the S&P 500 index's performance.

----------------                  PERFORMANCE                   ----------------

                            TOP 5 EQUITY HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
General Electric Company                    5.7%
Microsoft Corporation                       3.7%
Cisco Systems, Inc.                         3.6%
Cardinal Health, Inc.                       3.3%
Intel Corporation                           2.7%

  ** September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                                   5
                        1 YEAR   YEARS     SINCE INCEPTION
                        ------   -----     ---------------
A Shares                6.49%    8.80%    9.30%   (6-1-95)
A Shares with sales     0.39%    7.53%    8.10%   (6-1-95)
  charge
B Shares                5.39%    7.78%    8.26%   (6-1-95)
B Shares with CDSC      0.39%    7.48%    8.26%   (6-1-95)
C Shares                5.65%      N/A    3.88%   (1-29-99)
C Shares with CDSC      4.65%      N/A    3.88%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - TOTAL RETURN SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ADVERTISING - 1.3%
Omnicom Group, Inc. ...........        1,450   $      105,759
AEROSPACE & DEFENSE - 1.2%
General Dynamics Corporation...        1,450           91,078
ALTERNATIVE CARRIERS - 0.9%
Qwest Communications
  International, Inc.*.........        1,550           74,497
APPLICATION SOFTWARE - 1.9%
Amdocs, Ltd.*..................        1,300           81,087
Portal Software, Inc.*.........        1,800           72,000
                                               --------------
                                                      153,087
BANKS - 4.2%
Bank of America Corporation....        1,400           73,325
Bank of New York Company,
  Inc. ........................        2,150          120,534
Chase Manhattan Corporation....        2,925          135,098
                                               --------------
                                                      328,957
BREWERS - 0.4%
Anheuser-Busch Companies,
  Inc. ........................          800           33,850
BROADCASTING & CABLE TV - 2.2%
Clear Channel Communications,
  Inc.*........................        2,225          125,713
Univision Communications,
  Inc.*........................        1,200           44,850
                                               --------------
                                                      170,563
COMPUTER HARDWARE - 3.5%
Dell Computer Corporation*.....        4,600          141,738
International Business Machines
  Corporation..................        1,200          135,000
                                               --------------
                                                      276,738
COMPUTERS STORAGE & PERIPHERALS - 3.7%
EMC Corporation*...............        1,600          158,600
Lexmark International, Inc.*...          700           26,250
Network Appliance, Inc.*.......          850          108,269
                                               --------------
                                                      293,119
DATA PROCESSING SERVICES - 1.1%
Automatic Data Processing,
  Inc. ........................        1,350           90,281
DEPARTMENT STORES - 1.6%
Kohl's Corporation*............        2,200          126,913
DIVERSIFIED COMMERCIAL SERVICES - 0.5%
Ecolab, Inc. ..................        1,050           37,866


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.2%
American Express Company.......        1,050   $       63,788
Citigroup, Inc.................        3,066          165,756
Fannie Mae.....................        1,800          128,700
Merrill Lynch & Company,
  Inc..........................          900           59,400
Morgan Stanley Dean Witter &
  Company......................          800           73,150
                                               --------------
                                                      490,794
DRUG RETAIL - 1.3%
Walgreen Company...............        2,700          102,431
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Molex, Inc.....................        1,550           84,378
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Sanmina Corporation*...........        1,500          140,437
FOOD RETAIL - 0.8%
Safeway, Inc.*.................        1,300           60,694
GAS UTILITIES - 0.9%
El Paso Energy Corporation.....        1,100           67,787
GENERAL MERCHANDISE STORES - 2.7%
Target Corporation.............        2,900           74,312
Wal-Mart Stores, Inc...........        2,850          137,156
                                               --------------
                                                      211,468
HEALTH CARE DISTRIBUTORS & SERVICES - 3.0%
Cardinal Health, Inc. .........        2,650          233,697
HEALTH CARE EQUIPMENT - 3.8%
Baxter International, Inc......        1,500          119,719
Guidant Corporation............        1,100           77,756
Medtronic, Inc.................        2,000          103,625
                                               --------------
                                                      301,100
HEALTH CARE FACILITIES - 0.8%
Tenet Healthcare Corporation...        1,800           65,475
HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc................        1,600           84,900
HOUSEHOLD PRODUCTS - 0.8%
Colgate-Palmolive Company......        1,350           63,720
HOUSEWARES & SPECIALTIES - 0.5%
Newell Rubbermaid, Inc. .......        1,600           36,500
INDUSTRIAL CONGLOMERATES - 7.0%
General Electric Company.......        6,950          400,928
Tyco International, Ltd. ......        2,900          150,437
                                               --------------
                                                      551,365
INDUSTRIAL MACHINERY - 1.0%
Illinois Tool Works, Inc. .....        1,450           81,019

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - TOTAL RETURN SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
INTEGRATED OIL & GAS - 3.7%
Chevron Corporation............          900   $       76,725
Exxon Mobil Corporation........        1,550          138,144
Royal Dutch Petroleum
  Company......................        1,350           80,916
                                               --------------
                                                      295,785
INTEGRATED TELECOMMUNICATION SERVICES - 4.9%
BellSouth Corporation..........        1,600           64,400
Nextlink Communications,
  Inc.*........................        2,900          102,044
SBC Communications, Inc. ......        2,250          112,500
Sprint Corporation (FON
  Group).......................        1,600           46,900
Verizon Communications.........        1,200           58,125
                                               --------------
                                                      383,969
INTERNET SOFTWARE & SERVICES - 1.8%
America Online, Inc.*..........        1,350           72,562
Yahoo, Inc.*...................          800           73,050
                                               --------------
                                                      145,612
IT CONSULTING & SERVICES - 0.9%
Computer Sciences
  Corporation*.................        1,000           74,250
LIFE & HEALTH INSURANCE - 1.3%
American General Corporation...        1,350          105,300
MOTORCYCLE MANUFACTURERS - 1.2%
Harley-Davidson, Inc. .........        2,050           98,144
MOVIES & ENTERTAINMENT - 0.9%
Viacom, Inc. (Cl. B)*..........        1,200           70,200
MULTI-LINE INSURANCE - 2.0%
American International Group,
  Inc. ........................        1,612          154,248
MULTI-UTILITIES - 1.1%
Williams Companies, Inc. ......        2,100           88,725
NETWORKING EQUIPMENT - 3.2%
Cisco Systems, Inc.*...........        4,600          254,150
OFFICE SERVICES & SUPPLIES - 0.4%
Avery Dennison Corporation.....          750           34,781
OIL & GAS EQUIPMENT & SERVICES - 0.9%
Schlumberger, Ltd. ............          850           69,966
PACKAGED FOODS - 0.6%
Ralston Purina Group...........        1,950           46,191


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
PHARMACEUTICALS - 5.0%
Abbott Laboratories............        1,400   $       66,587
ALZA Corporation*..............          550           47,575
Bristol-Myers Squibb Company...        1,200           68,550
Johnson & Johnson..............          900           84,544
Merck & Company, Inc. .........        1,700          126,544
                                               --------------
                                                      393,800
PUBLISHING & PRINTING - 2.4%
Gannett Company, Inc. .........        1,400           74,200
McGraw-Hill Companies, Inc. ...          700           44,494
Tribune Company................        1,600           69,800
                                               --------------
                                                      188,494
SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.*.......          800           47,450
SEMICONDUCTORS - 2.4%
Intel Corporation..............        4,500          187,312
SOFT DRINKS - 0.8%
PepsiCo, Inc. .................        1,300           59,800
SPECIALTY CHEMICALS - 0.8%
Rohm & Haas Company............        2,100           61,031
SYSTEMS SOFTWARE - 4.3%
Microsoft Corporation*.........        4,300          259,075
Oracle Corporation*............        1,000           78,750
                                               --------------
                                                      337,825
TELECOMMUNICATIONS EQUIPMENT - 4.4%
Comverse Technology, Inc.*.....        1,050          113,400
Nokia Oyj ADR..................        1,900           75,644
Nortel Networks Corporation....        2,000          119,125
Tellabs, Inc.*.................          900           42,975
                                               --------------
                                                      351,144
                                               --------------
  Total common stocks - 98.9%...............        7,806,650
  Cash and other assets, less liabilities -
    1.1%....................................           83,005
                                               --------------
  Total net assets - 100.0%.................   $    7,889,655
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $6,948,744.

 * Non-Income producing security.

ADR (American Depositary Receipt)

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            LARGE CAP GROWTH SERIES

            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[SHIELDS PHOTO]
               Cindy Shields
             Portfolio Manager

TO OUR SHAREHOLDERS:

The Security Large Cap Growth Fund began operations May 1, 2000. This is a nondiversified fund, which permits investments to exceed 5% in any single stock position, and investments are not limited to 25% of assets in any one industry. Because the benchmark for the Large Cap Growth Fund is the S&P Barra Growth Index, which holds positions greater than 5% in many names, we believed the "nondiversified" classification was necessary in order to have competitive performance with other funds in the group. For the period from inception on May 1, 2000 through the end of the fiscal year, September 30, 2000, the Fund returned -2.90%, comparing favorably with the benchmark index's return of -6.44%.(1)

OUTPERFORMANCE IN INFORMATION TECHNOLOGY STOCKS

Three software companies which are market leaders in their industry were excellent performers over the period. Siebel Systems, Inc. provides e-business applications which allow companies to communicate with their customers in the most effective way. The stock of Siebel Systems rose nearly 80% during the five months the Fund has been in existence.

I2 Technologies, Inc. also provides e-business solutions, primarily in the area of supply-chain management. I2 Technologies can help companies find the best ways to manage staffing, inventories, and equipment, making the best use of the resources available to them. BEA Systems, Inc. provides e-commerce infrastructure software, offering consulting, education, and support services to help companies launch e-commerce programs. BEA Systems is benefiting from the growing interest in Internet-based commerce.

HEALTH CARE COMPANIES AND SELECTED INDUSTRIALS ADD VALUE

While the benchmark index contains positions in major pharmaceutical corporations, we focused attention on smaller specialty companies in the field. Allergan, Inc. and Watson Pharmaceuticals, Inc., two such specialty companies, have benefited from buying smaller drugs from the major pharmaceutical manufacturers and focusing marketing attention on them in order to increase sales. They also have not been threatened by a large number of looming patent expirations, a growing problem for the major companies. Watson Pharmaceuticals, a manufacturer of generic drugs, has felt less pressure from Medicare reimbursement issues that have arisen during the presidential campaign discussions than the major drug manufacturers have felt. A third specialty pharmaceutical company, Forest Laboratories, Inc., gained 34% on the outlook for its antidepressant drug Celexa. They expect Celexa to take market share from competitors such as Prozac and Zoloft. Celexa is lower cost, and has an excellent side effect profile.

Among our industrial holdings, Paychex, Inc. is a company that provides payroll and human resource services to small and medium-sized corporations. Paychex has gone beyond providing payroll systems, adding tax filing services, "cafeteria" benefit plans, and similar services to its list of offerings. We believe Paychex is less sensitive to economic cycles than other industrial companies. We also believe its growth potential is quite large, given its small penetration in the industry presently.

VOLATILE MARKETS CAN PROVIDE OPPORTUNITIES

During periods in which markets are extremely volatile, portfolio managers can often find excellent values. We believe recent market declines have created buying opportunities among many large cap stocks, and will use such selloffs to build portfolios which we believe will have excellent growth potential over the long term. Inflation remains well contained, and energy prices will eventually decline. We expect the Federal Reserve to begin lowering interest rates sometime next year, which will help stocks in the economically sensitive areas to recover from their

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            LARGE CAP GROWTH SERIES

            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                          LARGE CAP GROWTH SERIES VS.
                                S&P BARRA GROWTH
[LINE GRAPH]

                                                                  LARGE CAP GROWTH SERIES             S&P BARRA GROWTH INDEX
                                                                  -----------------------             ----------------------
4/00                                                                      10000.00                           10000.00
5/00                                                                       9430.00                            9592.00
6/00                                                                      10230.00                           10366.00
7/00                                                                       9970.00                            9905.00
8/00                                                                      10530.00                           10478.00
9/00                                                                       9710.00                            9456.00

This chart assumes a $10,000 investment in Class A shares of Large Cap Growth Series on 05/01/2000 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $9,152. In comparison, the same $10,000 investment would have grown to $9,456 based on the S&P Barra Growth index's performance.

recent price slides. We look forward to the year ahead for the new Large Cap Growth Fund.
Sincerely,

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
General Electric Company                    8.4%
Cisco Systems, Inc.                         5.5%
Microsoft Corporation                       4.2%
Intel Corporation                           4.0%
Pfizer, Inc.                                3.8%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                                   SINCE INCEPTION
                                   ---------------
A Shares                           (2.90%) (5/1/00)
A Shares with sales charge         (8.48%) (5/1/00)
B Shares                           (3.50%) (5/1/00)
B Shares with CDSC                 (8.33%) (5/1/00)
C Shares                           (3.50%) (5/1/00)
C Shares with CDSC                 (4.47%) (5/1/00)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 2000 (date of inception) to September 30, 2000 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - LARGE CAP GROWTH
SERIES
                                     NUMBER         MARKET
COMMON STOCKS                       OF SHARES       VALUE
-------------------------------------------------------------
ADVERTISING - 0.3%
Omnicom Group, Inc. .............          300   $     21,881
APPLICATION SOFTWARE - 2.6%
i2 Technologies, Inc.*...........          300         56,119
Siebel Systems, Inc.*............        1,000        111,312
                                                 ------------
                                                      167,431
BIOTECHNOLOGY - 1.1%
Amgen, Inc.*.....................        1,000         69,828
BROADCASTING & CABLE TV - 1.0%
Clear Channel Communications,
  Inc.*..........................          376         21,244
Comcast Corporation*.............          700         28,656
Univision Communications,
  Inc.*..........................          400         14,950
                                                 ------------
                                                       64,850
COMPUTER HARDWARE - 8.1%
Celestica, Inc.*.................          700         48,475
Dell Computer Corporation*.......        2,300         70,869
International Business Machines
  Corporation....................        1,800        202,500
Sun Microsystems, Inc.*..........        1,600        186,800
Sycamore Networks, Inc.*.........          200         21,600
                                                 ------------
                                                      530,244
COMPUTER STORAGE & PERIPHERALS - 4.1%
EMC Corporation*.................        2,100        208,163
Network Appliance, Inc.*.........          500         63,687
                                                 ------------
                                                      271,850
DATA PROCESSING SERVICES - 0.6%
Paychex, Inc. ...................          750         39,375
DEPARTMENT STORES - 0.4%
Kohl's Corporation*..............          500         28,844
DIVERSIFIED FINANCIAL SERVICES - 1.1%
Charles Schwab Corporation.......        1,100         39,050
Morgan Stanley Dean Witter &
  Company........................          400         36,575
                                                 ------------
                                                       75,625
DRUG RETAIL - 0.9%
Walgreen Company.................        1,500         56,906
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Sanmina Corporation*.............          600         56,175
FOOD RETAIL - 0.6%
Safeway, Inc.*...................          800         37,350
GENERAL MERCHANDISE STORES - 2.8%
Wal-Mart Stores, Inc. ...........        3,800        182,875


                                     NUMBER         MARKET
COMMON STOCKS (CONTINUED)           OF SHARES       VALUE
-------------------------------------------------------------
-------------------------------------------------------------
HEALTH CARE EQUIPMENT - 2.3%
Guidant Corporation*.............          800   $     56,550
Medtronic, Inc. .................        1,100         56,994
PE Corp - PE Biosystems Group....          300         34,950
                                                 ------------
                                                      148,494
HEALTH CARE SUPPLIES - 0.8%
Allergan, Inc. ..................          600         50,663
HOME IMPROVEMENT RETAIL - 1.7%
Home Depot, Inc. ................        2,100        111,431
HOUSEHOLD PRODUCTS - 1.2%
Colgate-Palmolive Company........          600         28,320
Kimberly-Clark Corporation.......          900         50,231
                                                 ------------
                                                       78,551
INDUSTRIAL CONGLOMERATES - 9.4%
General Electric Company.........        9,500        548,031
Tyco International, Ltd. ........        1,300         67,438
                                                 ------------
                                                      615,469
INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
SBC Communications, Inc. ........        2,000        100,000
INTERNET & SOFTWARE SERVICES - 2.6%
America Online, Inc.*............        2,300        123,625
Yahoo, Inc.*.....................          500         45,656
                                                 ------------
                                                      169,281
MOVIES & ENTERTAINMENT - 2.7%
Time Warner, Inc. ...............        1,200         93,900
Viacom, Inc. (Cl. B)*............        1,400         81,900
                                                 ------------
                                                      175,800
NETWORKING EQUIPMENT - 5.8%
Cisco Systems, Inc.*.............        6,500        359,125
Juniper Networks, Inc.*..........          100         21,894
                                                 ------------
                                                      381,019
PACKAGED FOODS - 0.6%
Bestfoods........................          500         36,375
PHARMACEUTICALS - 14.0%
ALZA Corporation*................          700         60,550
Bristol-Myers Squibb Company.....        1,900        108,538
Eli Lilly & Company..............        1,100         89,237
Forest Laboratories, Inc.*.......          400         45,875
Johnson & Johnson................        1,300        122,119
Merck & Company, Inc. ...........        2,000        148,875
Pfizer, Inc. ....................        5,550        249,403

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - LARGE CAP GROWTH
SERIES (CONTINUED)
                                     NUMBER         MARKET
COMMON STOCKS (CONTINUED)           OF SHARES       VALUE
-------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Schering-Plough Corporation......        1,200   $     55,800
Watson Pharmaceuticals, Inc.*....          600         38,925
                                                 ------------
                                                      919,322
SEMICONDUCTORS - 6.7%
Flextronics International,
  Ltd.*..........................          600         49,275
Intel Corporation................        6,300        262,238
PMC -- Sierra, Inc.*.............          200         43,050
Texas Instruments, Inc. .........        1,200         56,625
Xilinx, Inc.*....................          300         25,687
                                                 ------------
                                                      436,875
SOFT DRINKS - 2.9%
Coca-Cola Company................        2,200        121,275
PepsiCo, Inc. ...................        1,500         69,000
                                                 ------------
                                                      190,275
SYSTEMS SOFTWARE - 10.4%
Adobe Systems, Inc. .............          300         46,575
BEA Systems, Inc.*...............          700         54,513
Microsoft Corporation*...........        4,600        277,150
Oracle Corporation*..............        2,800        220,500
Sapient Corporation*.............          300         12,206
VERITAS Software Corporation*....          500         71,000
                                                 ------------
                                                      681,944
TELECOMMUNICATIONS EQUIPMENT - 7.3%
Comverse Technology, Inc.*.......          300         32,400
Corning, Inc. ...................          300         89,100


                                    PRINCIPAL
                                    AMOUNT OR
                                     NUMBER         MARKET
COMMON STOCKS (CONTINUED)           OF SHARES       VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
JDS Uniphase Corporation*........          800   $     75,750
Lucent Technologies, Inc. .......        2,400         73,350
Nortel Networks Corporation......        2,800        166,775
QUALCOMM, Inc.*..................          600         42,750
                                                 ------------
                                                      480,125
WIRELESS TELECOMMUNICATION SERVICES - 0.9%
Nextel Communications, Inc.*.....          700         32,725
Sprint Corporation (PCS
  Group)*........................          800         28,050
                                                 ------------
                                                       60,775
                                                 ------------
  Total common stocks - 95.3%.................      6,239,633

REPURCHASE AGREEMENT - 5.6%
---------------------------
STATE STREET REPO, 2.0% - 7/3/00
  (Collateralized by FHLB, 6.25%
    - 2029 with a value of
    $400,000)(3).................  $   369,465        369,465
                                                 ------------
  Total investments - 100.9%..................      6,609,098
                                                 ------------
  Liabilities, less cash and other assets -
    (0.9%)....................................        (63,194)
                                                 ------------
  Total net assets - 100.0%...................   $  6,545,904
                                                 ============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $6,817,149.

 * Non-Income producing security.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY EQUITY FUND--

            TECHNOLOGY SERIES
            NOVEMBER 15, 2000

                                                    [WELLINGTON MANAGEMENT LOGO]

TO OUR SHAREHOLDERS:

Security Technology Fund began operations on May 1, 2000. During the period since inception, which has been a particularly difficult period for technology-related companies, the Fund generated a return of -6.70%.(1) For the same period its benchmark index, the Goldman Sachs Technology Index, returned -9.81%.

A TEAM APPROACH TO FUND MANAGEMENT

The Fund is managed by a team of five senior analysts from Wellington Management Company, LLP. Each analyst is responsible for covering one or two technology subsectors, and when they are combined they span the broad technology universe. Our approach to investing is based on analyzing the competitive outlook for the various subsectors, recognizing those likely to benefit from the current and expected future environment, and identifying individual opportunities within each subsector.

Our evaluation of technology companies rests on our solid knowledge of the overall competitive environment including supply and demand characteristics, secular trends, existing product evaluations, and new product developments. Our central theme is that stocks which we believe are less than efficiently priced can be found through extensive fundamental research. By focusing on early identification of the factors that lead to earnings revisions, we are able to determine favorable investment opportunities not yet recognized in the market.

A CHALLENGING TIME FOR TECHNOLOGY STOCKS

Since the inception of the Fund on May 1, 2000, technology stocks have wrestled with interest rate fears and deteriorating fundamentals. The result has been considerable volatility as the markets adjusted to the new environment. Unfortunately, with the exception of interest rates, which we believe are more likely to be cut than raised at this point, the environment remains challenging. Specifically, we are seeing signs that the ongoing economic slowdown, particularly when combined with the demise of many of the "dot.com" companies, is taking its toll on demand for technology products and services.

In this difficult environment the Fund has weathered the volatility reasonably well when compared with the benchmark index. The solid relative returns were driven primarily by good stock selection. For the period from inception of the fund through September 30, 2000 the top three contributors to performance were 3COM Corporation, Rational Software Corporation, and Ciena Corporation. The three weakest performers were Micron Technology, Inc., Dell Computer Corporation, and Cisco Systems, Inc.

DIFFICULT MARKETS CREATE BUYING OPPORTUNITIES

In some cases, such as semiconductors and personal computer companies, stock prices already reflect the current environment, and this creates opportunities to buy. However, in many other technology sectors we believe stocks continue to look expensive. An advantage of managing a technology fund which is diversified(2) across many subsectors is that we are able to shift the exposure of the portfolio from those areas where we perceive still-high levels of risk to other areas where we believe valuations are fair or even cheap. As of September 30, 2000 the electronics sector was overweight relative to the benchmark index, and the communications equipment sector was underweight. Sector weightings for both the computer and office equipment sector and the software and services sector were close to their relative weights in the index.

THE LONG TERM OUTLOOK REMAINS POSITIVE

While we continue to believe our overall positioning is appropriate, and our long term favorable outlook is unwavering, we are concerned about the near term and expect the recent volatility to continue. However, we are excited that the ongoing weakness may create opportunities to buy companies that are well positioned for the future, but which have been too expensive in our opinion to merit purchase in the past.

Sincerely,

The Global Technology Portfolio Management Team
Wellington Management Company, LLP

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

(2) The Technology Fund is a nondiversified fund that invests a substantial portion of its assets in the technology sector and may be subject to risks such as increased market fluctuations and price volatility.

--------------------------------------------------------------------------------

            SECURITY EQUITY FUND--

            TECHNOLOGY SERIES
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                             TECHNOLOGY SERIES VS.
                               S&P 500 INDEX, AND
                         GOLDMAN SACHS TECHNOLOGY INDEX
[LINE GRAPH]

                                                                                                              GOLDMAN SACHS
                                                    TECHNOLOGY SERIES             S&P 500 INDEX             TECHNOLOGY INDEX
                                                    -----------------             -------------             ----------------
5/00                                                    10000.00                    10000.00                    10000.00
6/00                                                     9736.03                    10036.00                     9990.00
7/00                                                     9113.98                     9879.00                     9523.00
8/00                                                    10329.80                    10493.00                    10761.00
9/00                                                     8793.53                     9939.00                     9018.00

This chart assumes a $10,000 investment in Class A shares of Technology Series on 05/01/2000 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $8,793. In comparison, the same $10,000 investment would have grown to $9,018 based on the Goldman Sachs Technology index's performance and $9,939 based on the S&P 500 Index.

----------------                  PERFORMANCE                   ----------------
                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Cisco Systems, Inc.                         8.5%
Microsoft Corporation                       5.9%
International Business Machines             5.5%
  Corporation
Analog Devices, Inc.                        5.4%
Verisign, Inc.                              4.0%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                                   SINCE INCEPTION
                                   ---------------
A Shares                           (6.70%)  (5-1-00)
A Shares with sales charge        (12.06%)  (5-1-00)
B Shares                           (7.90%)  (5-1-00)
B Shares with CDSC                (12.51%)  (5-1-00)
C Shares                           (7.90%)  (5-1-00)
C Shares with CDSC                 (8.82%)  (5-1-00)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 2000 (date of inception) to September 30, 2000 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND - TECHNOLOGY
SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
APPLICATION SOFTWARE - 8.9%
Macromedia, Inc.*..............        3,200   $      258,600
Rational Software
  Corporation*.................        4,300          298,313
Verity, Inc.*..................        5,800          206,987
                                               --------------
                                                      763,900
COMPUTER HARDWARE - 17.3%
Compaq Computer Corporation....        9,500          262,010
Dell Computer Corporation*.....        2,900           89,356
Handspring, Inc.*..............        1,800          124,313
International Business Machines
  Corporation..................        4,200          472,500
Palm, Inc.*....................        4,800          254,100
Sun Microsystems, Inc.*........        2,400          280,200
                                               --------------
                                                    1,482,479
COMPUTER STORAGE & PERIPHERALS - 2.7%
Quantum Corporation - Hard Disk
  Drive*.......................       23,289          231,434
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Agilent Technologies, Inc.*....            1               49
IT CONSULTING & SERVICES - 6.4%
Ceridian Corporation*..........       11,900          333,944
Electronic Data Systems
  Corporation..................        5,200          215,800
                                               --------------
                                                      549,744
INTERNET SOFTWARE & SERVICES - 10.0%
America Online, Inc.*..........        2,300          123,625
Exodus Communications, Inc.*...        4,200          207,375
Phone.com, Inc.*...............          900          102,263
VeriSign, Inc.*................        1,682          340,710
Vignette Corporation*..........        2,900           86,637
                                               --------------
                                                      860,610
NETWORKING EQUIPMENT - 10.6%
Cisco Systems, Inc.*...........       13,200          729,300
Inrange Technologies
  Corporation (CI.B)*..........          100            5,300
Juniper Networks, Inc.*........          800          175,150
                                               --------------
                                                      909,750
SEMICONDUCTOR EQUIPMENT - 9.9%
Applied Materials, Inc.*.......        1,100           65,244
Brooks Automation, Inc.*.......        1,300           43,062
Credence Systems
  Corporation*.................        2,200           66,000
KLA-Tencor Corporation*........        3,300          135,919
Lam Research Corporation*......        7,600          159,125
MEMC Electronic Materials,
  Inc.*........................       11,300          145,487


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT (CONTINUED)
Teradyne, Inc.*................        6,500   $      227,500
Ultratech Stepper, Inc.*.......          300            4,819
                                               --------------
                                                      847,156
SEMICONDUCTORS - 14.7%
Analog Devices, Inc.*..........        5,600          462,350
Applied Micro Circuits
  Corporation*.................        1,100          227,769
Cypress Semiconductor
  Corporation*.................        2,000           83,125
Micron Technology, Inc.*.......        5,800          266,800
OmniVision Technologies,
  Inc.*........................          700           25,331
SDL, Inc.*.....................          500          154,000
SpeedFam-IPEC, Inc.*...........        4,000           45,750
                                               --------------
                                                    1,265,125
SYSTEMS SOFTWARE - 5.9%
Microsoft Corporation*.........        8,400          506,100
TELECOMMUNICATIONS EQUIPMENT - 9.3%
CIENA Corporation*.............        2,700          331,594
JDS Uniphase Corporation*......        3,100          293,531
Research In Motion, Ltd.*......        1,800          177,497
                                               --------------
                                                      802,622
                                               --------------
  Total common stocks - 95.7%...............        8,218,969

FOREIGN STOCKS
--------------
FRANCE - 2.6%
STMicroelectronics N.V.........        4,600          219,075
TAIWAN - 0.5%
United Microelectronics
  Corporation*.................        4,000           47,500
                                               --------------
  Total foreign stocks - 3.1%...............          266,575

REPURCHASE AGREEMENT - 1.8%
---------------------------
State Street, 4.25% - 10/2/00
  (Collateralized by Fannie
    Mae,
    6.40% - 2001, with a value
    of $165,000)...............  $   157,933          157,933
                                               --------------
  Total investments - 100.6%................        8,643,477
  Liabilities, less cash and other assets -
    (0.6%)..................................          (56,789)
                                               --------------
  Total net assets - 100.0%.................   $    8,586,688
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $9,249,886.

 * Non-Income producing security.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            MANAGER'S COMMENTARY

            SECURITY GROWTH AND INCOME FUND
            NOVEMBER 15, 2000

                                                     FLYING S LOGO

[MILBERGER PHOTO]
              Terry Milberger
             Senior Portfolio
                  Manager

TO OUR SHAREHOLDERS:

The fiscal year just completed was a difficult one for Security Growth and Income Fund. Total return for the Fund over the period was -7.28%, while the benchmark S&P Barra Value Index gained 13.75%.(1) The majority of the underperformance relative to the benchmark index occurred in the first half of the fiscal year, prior to the time when we refocused our strategies in the portfolio.

VALUE STOCKS SUFFERED DURING THE FIRST SIX MONTHS

The orientation of portfolio holdings early in the fiscal year toward conservative value stocks with capitalizations lower than those used by many of our peer funds was a primary contributor to underperformance. During the first six months of the fiscal year the value components of the S&P 500 Index and the S&P Midcap 400 Index gained only about 1/3 as much as those indexes' corresponding growth components.

The second major contributor to underperformance during the first half was our small weighting in technology stocks. Because of those stocks' high price/earnings ratios, a trait not generally found in traditional growth and income portfolios, technology issues had not been included to any great extent among portfolio assets.

LARGE CAP VALUE STOCKS ARE THE PRIMARY PORTFOLIO EMPHASIS

During the first half of the fiscal year we began restructuring the portfolio, repositioning it toward larger cap value stocks that we expected would perform more in line with the benchmark S&P/Barra Value Index. We felt that this orientation would best support the overall objectives of the fund, generating an attractive return while lowering the downside risk over time.

The largest sector weighting at the close of the year was financial stocks, making up about 26% of portfolio assets. Financial issues suffered as interest rates rose in the second half of 1999. We believed they were undervalued as a result of the selloff, and took advantage of the depressed prices to build our portfolio position. Citigroup Inc., a diversified financial services company and the dominant stock in the financial group, was the major holding at about 4% of the portfolio. Multiline insurance company American International Group, Inc., was another primary holding. Financial stocks performed well most of the year, and we sold portions of these holdings to take profits from time to time as their stock prices rose.

Energy stocks also are a major part of the Fund, with a 12% weighting. Energy stocks as a group excelled as petroleum prices rose. Integrated oil company Exxon Mobil Corporation performed well, benefiting from the merger of the two companies in late 1999. Other holdings in this sector included Royal Dutch Petroleum Company and Texaco Inc.

VALUE FUNDS ARE A GOOD COMPLEMENT TO GROWTH FUNDS

We believe value funds have an important role in an investor's overall investment portfolio at times like these. Since most holdings in a value portfolio are purchased when the stocks' prices appear depressed, the downside risk may be lower than that of growth funds. Historically, value stocks have displayed less volatility than growth stocks in periods of market weakness while generating similar returns over long periods of time. With the markets still showing considerable skittishness, and with investors uncertain about the direction the markets may be heading in coming months, value stock portfolios can be an important part of a long-term investment plan.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

            SECURITY GROWTH AND INCOME FUND
            NOVEMBER 15, 2000

-------------------------------------------------------------------------------

                        SECURITY GROWTH AND INCOME FUND
                             VS. S&P 500 INDEX, AND
                             S&P BARRA VALUE INDEX
[LINE GRAPH]

                                                 GROWTH AND INCOME FUND           S&P 500 INDEX           S&P BARRA VALUE INDEX
                                                 ----------------------           -------------           ---------------------
89                                                      10000.00                    10000.00                    10000.00
90                                                       9334.00                     9882.00                     9305.00
91                                                      11375.00                    12900.00                    11405.00
92                                                      11922.00                    13890.00                    12605.00
93                                                      12897.00                    15278.00                    14951.00
94                                                      11885.00                    15477.00                    14855.00
95                                                      15175.00                    21270.00                    20351.00
96                                                      18104.00                    26178.00                    24828.00
97                                                      23657.00                    34913.00                    32272.00
98                                                      23534.00                    44891.00                    37008.00
99                                                      24123.00                    54333.00                    41717.00
00                                                      22478.00                    53579.00                    43545.00

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth & Income Series on 09/30/1989 and reflects a deduction of the 5.75% sales load. On 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $22,478. In comparison, the same $10,000 investment would have grown to $53,579 based on the S&P 500 index's performance and $43,545 based on the S&P Barra Value index's performance.

Benchmark was switched from the S&P 500 to the S&P Barra Value index as this index's investment style more closely reflects the fund's investment style.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Exxon Mobil Corporation                     4.6%
Citigroup, Inc.                             4.2%
American International Group, Inc.          3.5%
Royal Dutch Petroleum Company               2.2%
SBC Communications, Inc.                    2.2%

  ** At September 30, 2000

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2000

                        1 YEAR         5 YEARS           10 YEARS
                        ------         -------           --------
A Shares                (7.28%)         9.25%              9.84%
A Shares with sales    (12.64%)         7.97%             11.02%
  charge
B Shares                (8.36%)         8.10%              7.16%
                                                        (10-19-93)
                                                     (since inception)
B Shares with          (12.94%)         7.81%              7.16%
  CDSC                                                  (10-19-93)
                                                     (since inception)
C Shares                (8.10%)        (2.95%)              N/A
                                      (1-29-99)
                                  (since inception)
C Shares with           (9.02%)        (2.95%)              N/A
  CDSC                                (1-29-99)
                                  (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS                   OF SHARES        VALUE
-------------------------------------------------------------
CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation,
  9.625% - 2008................  $   125,000   $        5,000
HEALTH CARE - 0.0%
Multicare Companies, Inc.,
  9.00% - 2007.................  $   200,000           12,000
INSURANCE - 0.1%
GenAmerica Capital, Inc.,
  8.525% - 2027................  $    75,000           70,406
ENERGY - REFINING - 0.2%
Crown Central Petroleum,
  10.875% - 2005...............  $   200,000          170,000
SERVICES - 0.1%
Loewen Group, Inc., 6.70% -
  2049.........................  $    75,000           27,750
                                               --------------
Total corporate bonds - 0.4%...                       285,156

COMMON STOCKS
-------------
ADVERTISING - 0.4%
Interpublic Group of Companies,
  Inc..........................        8,000          272,500
AEROSPACE & DEFENSE - 2.7%
Boeing Company.................       10,000          630,000
General Dynamics Corporation...        5,000          314,063
Honeywell International,
  Inc..........................        9,000          320,625
United Technologies
  Corporation..................        8,000          554,000
                                               --------------
                                                    1,818,688
AIRLINES - 0.2%
Southwest Airlines Company.....        5,000          121,250
ALTERNATIVE CARRIERS - 0.3%
Global Crossing, Ltd.*.........        7,000          217,000
ALUMINUM - 0.3%
Alcoa, Inc.....................        8,000          202,500
AUTO PARTS & EQUIPMENT - 0.5%
Delphi Automotive Systems
  Corporation..................       15,000          226,875
TRW, Inc.......................        3,000          121,875
                                               --------------
                                                      348,750
AUTOMOBILE MANUFACTURERS - 0.8%
Ford Motor Company.............       10,000          253,125
General Motors.................        5,000          325,000
                                               --------------
                                                      578,125
BANKS - 10.1%
Bank of America Corporation....       18,000          942,750
Bank of New York Company,
  Inc. ........................       12,000          672,750


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BANKS - (CONTINUED)
Bank One Corporation...........       15,000   $      579,375
Chase Manhattan Corporation....       14,250          658,172
Fifth Third Bancorp............        7,500          404,063
Firstar Corporation............       11,000          246,125
FleetBoston Financial
  Corporation..................       15,000          585,000
Mellon Financial Corporation...        6,000          278,250
PNC Financial Services Group...       10,000          650,000
SunTrust Banks, Inc............        5,000          249,063
U.S. Bancorp...................        9,000          204,750
Wachovia Corporation...........        5,000          283,437
Washington Mutual, Inc.........        8,000          318,500
Wells Fargo & Company..........       17,000          780,938
                                               --------------
                                                    6,853,173
BIOTECHNOLOGY - 0.3%
Amgen, Inc.*...................        3,500          244,398
BREWERS - 0.4%
Anheuser-Busch Companies,
  Inc..........................        7,200          304,650
BROADCASTING & CABLE TV - 1.3%
Clear Channel Communications,
  Inc.*........................        5,000          282,500
Comcast Corporation*...........       11,000          450,315
Univision Communications,
  Inc.*........................        3,600          134,550
                                               --------------
                                                      867,365
BUILDING PRODUCTS - 0.2%
Masco Corporation..............        6,000          111,750
COMPUTER & ELECTRONICS RETAIL - 0.2%
Circuit City Stores-Circuit
  City Group...................        5,000          115,000
COMPUTER HARDWARE - 3.5%
Apple Computer, Inc.*..........        4,000          102,750
Compaq Computer Corporation....       19,000          524,020
Hewlett-Packard Company........       12,000        1,164,000
International Business Machines
  Corporation..................        5,000          562,500
                                               --------------
                                                    2,353,270
CONSTRUCTION & FARM MACHINERY - 0.4%
Caterpillar, Inc...............        3,000          101,250
Deere & Company................        5,000          166,250
                                               --------------
                                                      267,500

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 0.9%
Household International,
  Inc..........................        5,000   $      283,125
MBNA Corporation...............        8,000          308,000
                                               --------------
                                                      591,125
DATA PROCESSING SERVICES - 0.4%
Automatic Data Processing,
  Inc..........................        3,600          240,750
DIVERSIFIED CHEMICALS - 1.1%
Dow Chemical Company...........        9,000          224,438
E.I. du Pont de Nemours &
  Company......................       13,200          546,975
                                               --------------
                                                      771,413
DIVERSIFIED COMMERCIAL SERVICES - 0.3%
Ecolab, Inc....................        5,000          180,312
DIVERSIFIED FINANCIAL SERVICES - 10.8%
American Express Company.......       16,500        1,002,375
Associates First Capital
  Corporation..................        7,000          266,000
Citigroup, Inc.................       53,333        2,883,315
Fannie Mae.....................       12,000          858,000
Freddie Mac....................        8,000          432,500
Merrill Lynch & Company,
  Inc..........................        8,000          528,000
Morgan Stanley Dean Witter &
  Company......................       14,000        1,280,125
State Street Corporation.......         1000          130,000
                                               --------------
                                                    7,380,315
DRUG RETAIL - 0.3%
CVS Corporation................        5,000          231,563
ELECTRIC UTILITIES - 3.0%
AES Corporation*...............        4,000          274,000
American Electric Power
  Company, Inc.................        3,500          136,938
Dominion Resources, Inc........        2,500          145,156
Duke Energy Corporation........        5,000          428,750
FPL Group, Inc.................        2,000          131,500
PECO Energy Company............        2,000          121,125
PG&E Corporation...............        5,000          120,937
Public Service Enterprise
  Group, Inc...................        3,000          134,063
Reliant Energy, Inc............        3,000          139,500
Southern Company...............        7,000          227,062
TXU Corporation................        4,000          158,500
                                               --------------
                                                    2,017,531
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Emerson Electric Company.......        8,000          536,000
Molex, Inc.....................        4,000          217,750
                                               --------------
                                                      753,750


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Sanmina Corporation*...........        2,800   $      262,150
FOOD RETAIL - 0.8%
Kroger Company*................       10,000          225,625
Safeway, Inc.*.................        6,700          312,806
                                               --------------
                                                      538,431
FOREST PRODUCTS - 0.4%
Georgia-Pacific Group..........        6,000          141,000
Weyerhaeuser Company...........        3,000          121,125
                                               --------------
                                                      262,125
GAS UTILITIES - 0.9%
El Paso Energy Corporation.....       10,000          616,250
GENERAL MERCHANDISE STORES - 0.9%
Costco Wholesale
  Corporation*.................        4,000          139,750
Target Corporation.............       10,000          256,250
Wal-Mart Stores, Inc...........        5,000          240,625
                                               --------------
                                                      636,625
HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
Cardinal Health, Inc...........        7,000          617,312
HEALTH CARE EQUIPMENT - 1.1%
Baxter International, Inc......        5,000          399,063
Becton, Dickinson & Company....        5,000          132,187
Medtronic, Inc.................        4,000          207,250
                                               --------------
                                                      738,500
HEALTH CARE FACILITIES - 0.4%
HCA - The Healthcare Company...        7,000          259,875
HOME IMPROVEMENT RETAIL - 0.9%
Home Depot, Inc................        6,000          318,375
Lowe's Companies, Inc..........        6,000          269,250
                                               --------------
                                                      587,625
HOTELS - 0.3%
Carnival Corporation...........        7,000          172,375
HOUSEHOLD PRODUCTS - 1.8%
Clorox Company.................        6,000          237,375
Kimberly-Clark Corporation.....        5,500          306,969
Procter & Gamble Company.......       10,000          670,000
                                               --------------
                                                    1,214,344

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HOUSEWARES & SPECIALTIES - 0.2%
Newell Rubbermaid, Inc.........        5,000   $      114,063
INDUSTRIAL CONGLOMERATES - 4.3%
General Electric Company.......       20,000        1,153,750
Minnesota Mining &
  Manufacturing Company........        5,500          501,187
Textron, Inc...................        5,000          230,625
Tyco International, Ltd........       20,000        1,037,500
                                               --------------
                                                    2,923,062
INDUSTRIAL GASES - 0.4%
Air Products & Chemicals,
  Inc..........................        4,000          144,000
Praxair, Inc...................        3,000          112,125
                                               --------------
                                                      256,125
INDUSTRIAL MACHINERY - 0.6%
Illinois Tool Works, Inc.......        5,000          279,375
Ingersoll-Rand Company.........        3,000          101,625
                                               --------------
                                                      381,000
INSURANCE BROKERS - 0.6%
Marsh & McLennan Companies,
  Inc..........................        3,000          398,250
INTEGRATED OIL & GAS - 9.9%
Chevron Corporation............        8,200          699,050
Conoco, Inc. (Cl. B)...........        8,000          215,500
Exxon Mobil Corporation........       35,000        3,119,375
Phillips Petroleum Company.....        8,000          502,000
Royal Dutch Petroleum
  Company......................       25,100        1,504,431
Texaco, Inc....................       13,200          693,000
                                               --------------
                                                    6,733,356
INTEGRATED TELECOMMUNICATION SERVICES - 7.1%
AT&T Corporation...............       40,000        1,175,000
BellSouth Corporation..........       15,000          603,750
SBC Communications, Inc........       30,000        1,500,000
Verizon Communications.........       20,000          968,750
WorldCom, Inc.*................       20,000          607,500
                                               --------------
                                                    4,855,000
IT CONSULTING & SERVICES - 0.5%
Computer Sciences
  Corporation*.................        2,100          155,925
Electronic Data Systems
  Corporation..................        5,000          207,500
                                               --------------
                                                      363,425
LIFE & HEALTH INSURANCE - 1.0%
AFLAC, Inc.....................        5,000          320,313
American General Corporation...        5,000          390,000
                                               --------------
                                                      710,313


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
MANAGED HEALTH CARE - 0.4%
Aetna, Inc.....................        2,000   $      116,125
UnitedHealth Group, Inc........        1,500          148,125
                                               --------------
                                                      264,250
MOTORCYCLE MANUFACTURERS - 0.3%
Harley-Davidson, Inc...........        4,800          229,800
MOVIES & ENTERTAINMENT - 2.3%
Viacom, Inc. (Cl. B)*..........       10,000          585,000
Walt Disney Company............       25,000          956,250
                                               --------------
                                                    1,541,250
MULTI-LINE INSURANCE - 3.7%
American International Group,
  Inc..........................       25,000        2,392,188
Hartford Financial Services
  Group, Inc...................        2,000          145,875
                                               --------------
                                                    2,538,063
MULTI-UTILITIES - 1.2%
Enron Corporation..............        6,000          525,750
Williams Companies, Inc........        8,000          338,000
                                               --------------
                                                      863,750
NETWORKING EQUIPMENT - 0.4%
Cisco Systems, Inc.*...........        5,000          276,250
OIL & GAS EQUIPMENT & SERVICES - 0.9%
Halliburton Company............        6,000          293,625
Schlumberger, Ltd..............        4,000          329,250
                                               --------------
                                                      622,875
OIL & GAS EXPLORATION & PRODUCTION - 0.5%
Unocal Corporation.............       10,000          354,375
PACKAGED FOODS - 0.5%
Unilever N.V. .................        7,000          337,750
PAPER PRODUCTS - 0.4%
International Paper Company....       10,000          286,875
PHARMACEUTICALS - 5.0%
American Home Products
  Corporation..................       10,000          565,625
Bristol-Myers Squibb Company...        6,300          359,887
Johnson & Johnson..............        6,900          648,169
Merck & Company, Inc...........        9,000          669,938
Pharmacia Corporation..........       12,000          722,250
Schering-Plough Corporation....        9,600          446,400
                                               --------------
                                                    3,412,269
PHOTOGRAPHIC PRODUCTS - 0.2%
Eastman Kodak Company..........        4,000          163,500

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 0.8%
Allstate Corporation...........        9,000   $      312,750
Chubb Corporation..............        3,000          237,375
                                               --------------
                                                      550,125
PUBLISHING & PRINTING - 0.9%
Gannett Company, Inc...........        8,000          424,000
McGraw-Hill Companies, Inc.....        3,000          190,687
                                               --------------
                                                      614,687
RAILROADS - 0.4%
Burlington Northern Santa Fe
  Corporation..................        6,000          129,375
Union Pacific Corporation......        3,000          116,625
                                               --------------
                                                      246,000
RESTAURANTS - 0.8%
McDonald's Corporation.........       17,000          513,188
SEMICONDUCTORS - 0.6%
Intel Corporation..............       10,000          416,250
SOFT DRINKS - 0.4%
PepsiCo, Inc...................        6,600          303,600
SPECIALTY CHEMICALS - 0.4%
Rohm & Haas Company............       10,000          290,625
SYSTEMS SOFTWARE - 0.9%
Microsoft Corporation*.........       10,000          602,500


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.0%
Motorola, Inc..................       24,000   $      678,000
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Inc.*...        4,200          196,350
                                               --------------
  Total common stocks - 95.2%...............       64,785,216

COMMERCIAL PAPER
--------------------------------------------
COMBINATION GAS & ELECTRIC - 0.9%
Baltimore Gas & Electric
  Company, 6.48%, 10-4-00......  $   600,000   $      599,676
ELECTRIC UTILITIES - 1.7%
Wisconsin Public Service
  Corporation, 6.65%,
  10-2-00......................  $ 1,200,000        1,199,778
                                               --------------
  Total commercial paper - 2.6%.............        1,799,454
                                               --------------
  Total investments - 98.2%.................       66,869,826
  Cash and other assets, less liabilities -
    1.8%....................................        1,212,939
                                               --------------
  Total net assets - 100.0%.................   $   68,082,765
                                               ==============

The identified cost of investments for federal income tax purposes at September 30, 2000 was $72,457,471.

 * Non-Income producing security.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000

                                                                                          SECURITY EQUITY FUND
                                                                         -------------------------------------------------------
                                                            SECURITY                                      TOTAL        SOCIAL
                                                           GROWTH AND        EQUITY         GLOBAL        RETURN      AWARENESS
                                                           INCOME FUND       SERIES         SERIES        SERIES       SERIES
ASSETS
Investments, at value(1)................................   $66,869,826   $1,010,694,903   $93,325,074   $7,806,650   $30,539,483
Cash....................................................      593,763           581,915        50,297       82,921       743,030
Cash denominated in a foreign currency, at value(2).....           --                --        35,600           --            --
Receivables:
  Fund shares sold......................................        6,833           273,278       118,353        2,324         5,402
  Securities sold.......................................      684,748         5,116,272     1,330,222           --            --
  Net unrealized appreciation on forward foreign
    exchange contracts..................................           --                --            --           --            --
  Interest..............................................        7,273             2,560            76          531         2,590
  Dividends.............................................       52,158           585,555        70,639        3,335        17,068
  Variation margin......................................           --                --            --           --            --
Security Management Company.............................           --                --            --           --            --
Foreign taxes recoverable...............................           --                --        26,798          218            --
Prepaid expenses........................................           --                --            --       10,214         3,950
                                                           -----------   --------------   -----------   ----------   -----------
    Total assets........................................   68,214,601     1,017,254,483    94,957,059    7,906,193    31,311,523
                                                           -----------   --------------   -----------   ----------   -----------
LIABILITIES
Net realized depreciation on forward foreign exchange
  contracts.............................................   $       --    $           --   $        --   $       --   $        --
Payable for:
  Securities purchased..................................           --                --       175,432           --            --
  Fund shares redeemed..................................       51,428         1,028,069        78,539           --         3,951
  Written options.......................................           --                --            --           --            --
  Variation margin......................................           --                --            --           --            --
  Management fees.......................................       72,678           884,661       144,168        5,012        26,690
  Custodian fees........................................           --                --            --        1,030         1,260
  Transfer and administration fees......................           --                --            --        1,264         5,641
  Professional fees.....................................           --                --            --        5,364         6,300
  12b-1 distribution plan fees..........................        7,623           156,739         7,815        3,483        13,740
  Other payables........................................          107                --            --          385           554
                                                           -----------   --------------   -----------   ----------   -----------
    Total liabilities...................................      131,836         2,069,469       405,954       16,538        58,136
                                                           -----------   --------------   -----------   ----------   -----------
NET ASSETS..............................................   $68,082,765   $1,015,185,014   $94,551,105   $7,889,655   $31,253,387
                                                           ===========   ==============   ===========   ==========   ===========
NET ASSETS CONSIST OF:
Paid in capital.........................................   $73,956,490   $  526,487,568   $68,212,435   $7,006,777   $24,126,323
Accumulated undistributed net investment income
  (loss)................................................      441,483                --      (287,392)          --            --
Accumulated undistributed net realized gain (loss) on
  sale of investments, futures and foreign currency
  transactions..........................................   (8,743,788)      137,502,874    17,055,212        6,201       600,357
Net unrealized appreciation in value of investments,
  futures and translation of assets and liabilities in
  foreign currency......................................    2,428,580       351,194,572     9,570,850      876,677     6,526,707
                                                           -----------   --------------   -----------   ----------   -----------
    Total net assets....................................   $68,082,765   $1,015,185,014   $94,551,105   $7,889,655   $31,253,387
                                                           ===========   ==============   ===========   ==========   ===========
CLASS "A" SHARES
Capital shares outstanding..............................    9,420,559        83,143,334     3,229,164      332,579       679,943
Net assets..............................................   $60,447,540   $  853,126,008   $60,908,945   $3,927,586   $17,702,262
Net asset value per share...............................   $     6.42    $        10.26   $     18.86   $    11.81   $     26.04
                                                           ===========   ==============   ===========   ==========   ===========
Offering price per share (net asset value per share
  divided by 94.25%)....................................   $     6.81    $        10.89   $     20.01   $    12.53   $     27.63
                                                           ===========   ==============   ===========   ==========   ===========
CLASS "B" SHARES
Capital shares outstanding..............................    1,151,151        16,235,940     1,719,057      337,878       506,060
Net assets..............................................   $7,152,430    $  156,632,733   $30,951,169   $3,903,399   $12,633,318
Net asset value per share...............................   $     6.21    $         9.65   $     18.00   $    11.55   $     24.96
                                                           ===========   ==============   ===========   ==========   ===========
CLASS "C" SHARES
Capital shares outstanding..............................       76,414           538,996       145,046        5,058        35,988
Net assets..............................................   $  482,795    $    5,426,273   $ 2,690,991   $   58,670   $   917,807
Net asset value per share...............................   $     6.32    $        10.07   $     18.55   $    11.60   $     25.50
                                                           ===========   ==============   ===========   ==========   ===========
(1) Investments, at cost................................   $64,441,246   $  659,500,331   $83,748,754   $6,929,900   $24,012,776
(2) Cash denominated in a foreign currency, at cost.....           --                --        34,571           --            --

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

                                                                                 SECURITY EQUITY FUND
                                                               --------------------------------------------------------
                                                                 MID CAP      SMALL CAP
                                                                  VALUE        GROWTH        ENHANCED     INTERNATIONAL
                                                                 SERIES        SERIES      INDEX SERIES      SERIES
ASSETS
Investments, at value(1)....................................   $50,749,695   $51,375,814   $25,662,687     $10,972,733
Cash........................................................       473,253    2,369,002      1,096,746         189,289
Cash denominated in a foreign currency, at value(2).........            --           --             --          86,323
Receivables:
  Fund shares sold..........................................        26,065       44,945          2,255           3,173
  Securities sold...........................................       716,572    1,617,026        477,418         821,318
  Net unrealized appreciation on forward foreign exchange
    contracts...............................................            --           --             --              --
  Interest..................................................         1,731       12,987          3,647             108
  Dividends.................................................        32,268        2,875         22,521           6,900
  Variation margin..........................................            --           --             95              --
Security Management Company.................................            --           --             --              --
Foreign taxes recoverable...................................            --           --             --          10,233
Prepaid expenses............................................        23,663       11,661         10,371          17,134
                                                               -----------   -----------   -----------     -----------
    Total assets............................................    52,023,247   55,434,310     27,275,740      12,107,211
                                                               -----------   -----------   -----------     -----------
LIABILITIES
Net realized depreciation on forward foreign exchange
  contracts.................................................   $        --   $       --    $        --     $     1,659
Payable for:
  Securities purchased......................................       190,735    1,662,996        832,756       1,470,037
  Fund shares redeemed......................................         2,346        6,475             --          17,863
  Written options...........................................       181,735           --             --           1,250
  Variation margin..........................................            --           --         46,830              --
  Management fees...........................................        41,521       45,867         16,581           9,815
  Custodian fees............................................         2,610        5,182          8,478          54,459
  Transfer and administration fees..........................         6,811       13,218          3,308           4,745
  Professional fees.........................................         6,769        5,364          4,364           5,364
  12b-1 distribution plan fees..............................        21,213       94,240         91,981          42,852
  Other payables............................................         1,413          728            687             236
                                                               -----------   -----------   -----------     -----------
    Total liabilities.......................................       455,153    1,834,070      1,004,985       1,608,280
                                                               -----------   -----------   -----------     -----------
NET ASSETS..................................................   $51,568,094   $53,600,240   $26,270,755     $10,498,931
                                                               ===========   ===========   ===========     ===========
NET ASSETS CONSIST OF:
Paid in capital.............................................   $36,118,587   $36,333,914   $23,962,620     $ 9,766,912
Accumulated undistributed net investment income (loss)......            --           --             --             534
Accumulated undistributed net realized gain on sale of
  investments, futures and foreign currency transactions....     4,459,765    3,008,865        223,625         373,721
Net unrealized appreciation in value of investments, futures and translation of assets and liabilities in foreign
  currency..................................................    10,989,742   14,257,461      2,084,510         357,764
                                                               -----------   -----------   -----------     -----------
    Total net assets........................................   $51,568,094   $53,600,240   $26,270,755     $10,498,931
                                                               ===========   ===========   ===========     ===========
CLASS "A" SHARES
Capital shares outstanding..................................     1,660,620    1,728,834        728,116         400,768
Net assets..................................................   $34,458,428   $38,171,838   $ 8,218,926     $ 4,414,481
Net asset value per share...................................   $     20.75   $    22.08    $     11.29     $     11.01
                                                               ===========   ===========   ===========     ===========
Offering price per share (net asset value per share divided
  by 94.25%)................................................   $     22.02   $    23.43    $     11.98     $     11.68
                                                               ===========   ===========   ===========     ===========
CLASS "B" SHARES
Capital shares outstanding..................................       698,301      547,742        983,371         231,532
Net assets..................................................   $14,040,504   $11,687,756   $10,960,153     $ 2,519,997
Net asset value per share...................................   $     20.11   $    21.34    $     11.15     $     10.88
                                                               ===========   ===========   ===========     ===========
CLASS "C" SHARES
Capital shares outstanding..................................       150,491      172,033        635,235         326,457
Net assets..................................................   $ 3,069,162   $3,740,646    $ 7,091,676     $ 3,564,453
Net asset value per share...................................   $     20.39   $    21.74    $     11.16     $     10.92
                                                               ===========   ===========   ===========     ===========
(1) Investments, at cost....................................   $39,722,663   $37,118,353   $23,416,694     $10,614,929
(2) Cash denominated in a foreign currency, at cost.........            --           --             --          86,261

                            See accompanying notes.
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

                                                                         SECURITY EQUITY FUND
                                                                ---------------------------------------
                                                                  SELECT       LARGE CAP
                                                                   25(R)         GROWTH      TECHNOLOGY      SECURITY
                                                                  SERIES         SERIES        SERIES       ULTRA FUND
ASSETS
Investments, at value(1)....................................    $46,809,719    $6,609,098    $8,643,477    $248,636,545
Cash........................................................        812,795        5,042            --          525,974
Cash denominated in a foreign currency, at value(2).........             --           --            --               --
Receivables:
  Fund shares sold..........................................         26,835       44,113        32,877          112,070
  Securities sold...........................................             --           --       144,282          251,834
  Net unrealized appreciation on forward foreign exchange
    contracts...............................................             --           --            --               --
  Interest..................................................          1,859           --            --            4,812
  Dividends.................................................         15,201        3,045           235           59,890
  Variation margin..........................................             --           --            --               --
Security Management Company.................................             --           --            --               --
Foreign taxes recoverable...................................             --           --            --               --
Prepaid expenses............................................         12,663       25,418        26,684               --
                                                                -----------    ----------    ----------    ------------
    Total assets............................................     47,679,072    6,686,716     8,847,555      249,591,125
                                                                -----------    ----------    ----------    ------------
LIABILITIES
Net realized depreciation on forward foreign exchange
  contracts.................................................    $        --    $      --     $      --     $         --
Payable for:
  Securities purchased......................................             --      117,508       228,866        1,152,657
  Fund shares redeemed......................................         37,480           --            87           89,029
  Written options...........................................             --           --            --        1,479,585
  Variation margin..........................................             --           --            --               --
  Management fees...........................................         30,235        5,420         7,388          215,328
  Custodian fees............................................            896          436         2,400               --
  Transfer and administration fees..........................          8,402          664         3,530               --
  Professional fees.........................................          4,364        5,000         5,000               --
  12b-1 distribution plan fees..............................         98,201       11,663        13,481           38,506
  Other payables............................................            863          121           115               --
                                                                -----------    ----------    ----------    ------------
    Total liabilities.......................................        180,441      140,812       260,867        2,975,105
                                                                -----------    ----------    ----------    ------------
NET ASSETS..................................................    $47,498,631    $6,545,904    $8,586,688    $246,616,020
                                                                ===========    ==========    ==========    ============
NET ASSETS CONSIST OF:
Paid in capital.............................................    $44,159,377    $6,753,955    $9,193,097    $130,696,127
Accumulated undistributed net investment income (loss)......             --           --            --               --
Accumulated undistributed net realized gain (loss) on sale
  of investments, futures and foreign currency
  transactions..............................................     (1,324,359)     (60,159)     (193,663)      21,251,707
Net unrealized appreciation (depreciation) in value of
  investments, futures and translation of assets and
  liabilities in foreign currency...........................      4,663,613     (147,892)     (412,746)      94,668,186
                                                                -----------    ----------    ----------    ------------
    Total net assets........................................    $47,498,631    $6,545,904    $8,586,688    $246,616,020
                                                                ===========    ==========    ==========    ============
CLASS "A" SHARES
Capital shares outstanding..................................      1,941,192      247,709       465,246       13,404,250
Net assets..................................................    $22,005,815    $2,404,798    $4,339,614    $204,787,284
Net asset value per share...................................    $     11.34    $    9.71     $    9.33     $      15.28
                                                                ===========    ==========    ==========    ============
Offering price per share (net asset value divided by
  94.25%)...................................................    $     12.03    $   10.30     $    9.90     $      16.21
                                                                ===========    ==========    ==========    ============
CLASS "B" SHARES
Capital shares outstanding..................................      1,621,970      211,290       214,073        2,768,442
Net assets..................................................    $18,199,061    $2,038,998    $1,970,673    $ 38,811,644
Net asset value per share...................................    $     11.22    $    9.65     $    9.21     $      14.02
                                                                ===========    ==========    ==========    ============
CLASS "C" SHARES
Capital shares outstanding..................................        647,843      217,844       247,232          201,238
Net assets..................................................    $ 7,293,755    $2,102,108    $2,276,401    $  3,017,092
Net asset value per share...................................    $     11.26    $    9.65     $    9.21     $      14.99
                                                                ===========    ==========    ==========    ============
(1) Investments, at cost....................................    $42,146,106    $6,756,990    $9,056,223    $153,371,069
(2) Cash denominated in a foreign currency, at cost.........             --           --            --               --

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2000, EXCEPT AS NOTED.

                                                                                      SECURITY EQUITY FUND
                                                                      -----------------------------------------------------
                                                        SECURITY                                      TOTAL        SOCIAL
                                                       GROWTH AND        EQUITY         GLOBAL        RETURN     AWARENESS
                                                       INCOME FUND       SERIES         SERIES        SERIES       SERIES
INVESTMENT INCOME:
  Dividends..........................................  $1,397,138     $  8,792,261    $   773,515    $ 61,690    $  203,470
  Interest...........................................     282,173        2,722,902        329,294       6,216        60,287
                                                       -----------    ------------    -----------    --------    ----------
                                                        1,679,311       11,515,163      1,102,809      67,906       263,757
    Less foreign tax expense.........................          --               --        (52,994)         --            --
                                                       -----------    ------------    -----------    --------    ----------
    Total investment income..........................   1,679,311       11,515,163      1,049,815      67,906       263,757

EXPENSES:
  Management fees....................................     942,194       11,139,289      1,532,893      58,548       291,335
  Custodian fees.....................................          --               --             --       3,753         3,537
  Transfer/maintenance fees..........................          --               --             --      10,727        43,826
  Administration fees................................          --               --             --       7,026        26,220
  Directors' fees....................................          --               --             --          67           166
  Professional fees..................................          --               --             --       7,013         3,829
  Reports to shareholders............................          --               --             --       3,225        10,925
  Registration fees..................................          --               --             --      24,236        32,618
  Other expenses.....................................         107               --             --         227           523
  12b-1 distribution plan fees.......................      86,494        1,712,743        126,900      39,782       122,203
                                                       -----------    ------------    -----------    --------    ----------
  Total expenses.....................................   1,028,795       12,852,032      1,659,793     154,604       535,182
  Less reimbursement of expenses.....................          --               --             --          --            --
                                                       -----------    ------------    -----------    --------    ----------
  Net expenses.......................................   1,028,795       12,852,032      1,659,793     154,604       535,182
                                                       -----------    ------------    -----------    --------    ----------
  Net investment income (loss).......................     650,516       (1,336,869)      (609,978)    (86,698)     (271,425)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments........................................  (8,743,788)     155,161,988     19,251,482      10,642       607,076
  Futures............................................          --       (3,789,922)            --          --            --
  Options written....................................          --               --             --          --            --
  Foreign currency transactions......................          --               --       (405,783)        (48)           --
                                                       -----------    ------------    -----------    --------    ----------
    Net realized gain (loss).........................  (8,743,788)     151,372,066     18,845,699      10,594       607,076
Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments........................................   1,703,197      (80,889,669)     2,692,214     502,527     1,627,369
  Futures............................................          --               --             --          --            --
  Options written....................................          --               --             --          --            --
  Translation of assets and liabilities in foreign
    currencies.......................................          --               --         48,576         (29)           --
                                                       -----------    ------------    -----------    --------    ----------
  Net unrealized appreciation (depreciation).........   1,703,197      (80,889,669)     2,740,790     502,498     1,627,369
                                                       -----------    ------------    -----------    --------    ----------
    Net gain (loss)..................................  (7,040,591)      70,482,397     21,586,489     513,092     2,234,445
                                                       -----------    ------------    -----------    --------    ----------
      Net increase (decrease) in net assets resulting
         from operations.............................  $(6,390,075)   $ 69,145,528    $20,976,511    $426,394    $1,963,020
                                                       ===========    ============    ===========    ========    ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2000, EXCEPT AS NOTED.

c-------------------------------------------------------------------------------

                                                                               SECURITY EQUITY FUND
                                                              ------------------------------------------------------
                                                                MID CAP      SMALL CAP     ENHANCED
                                                                 VALUE        GROWTH        INDEX      INTERNATIONAL
                                                                SERIES        SERIES        SERIES        SERIES
INVESTMENT INCOME:
  Dividends.................................................  $   390,650   $    17,480   $  273,440     $ 134,104
  Interest..................................................       19,204       220,394       86,479        21,820
                                                              -----------   -----------   ----------     ---------
                                                                  409,854       237,874      359,919       155,924
    Less foreign tax expense................................           --            --           --       (16,488)
                                                              -----------   -----------   ----------     ---------
    Total investment income.................................      409,854       237,874      359,919       139,436

EXPENSES:
  Management fees...........................................      393,950       408,564      194,986       113,344
  Custodian fees............................................        6,661        13,094       25,200       128,711
  Transfer/maintenance fees.................................       39,655        56,866       17,934         5,513
  Administration fees.......................................       35,455        36,771       23,398        44,637
  Directors' fees...........................................          384           308          196           (20)
  Professional fees.........................................        7,521         5,738        5,825         7,710
  Reports to shareholders...................................        8,111         4,540        5,351         2,472
  Registration fees.........................................       17,101        27,447       31,779        26,788
  Other expenses............................................          778           342          360           135
  12b-1 distribution plan fees..............................      126,829       192,714      196,881        71,740
                                                              -----------   -----------   ----------     ---------
  Total expenses............................................      636,445       746,384      501,910       401,030
  Less: Reimbursement of expenses...........................           --       (35,191)          --      (103,999)
                                                              -----------   -----------   ----------     ---------
  Net expenses..............................................      636,445       711,193      501,910       297,031
                                                              -----------   -----------   ----------     ---------
  Net investment loss.......................................     (226,591)     (473,319)    (141,991)     (157,595)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments...............................................    4,735,454     4,009,340      197,767       915,028
  Futures...................................................           --            --      203,576      (117,246)
  Options written...........................................      203,468            --           --       (31,742)
  Foreign currency transactions.............................           --            --           --        49,267
                                                              -----------   -----------   ----------     ---------
    Net realized gain.......................................    4,938,922     4,009,340      401,343       815,307
Net change in unrealized appreciation (depreciation) during
  the period on:
  Investments...............................................    5,850,727     9,887,451    2,728,318        28,570
  Futures...................................................           --            --       (4,548)           --
  Options written...........................................      (37,290)           --           --         1,301
  Translation of assets and liabilities in foreign
    currencies..............................................           --            --           --        11,794
                                                              -----------   -----------   ----------     ---------
  Net unrealized appreciation (depreciation)................    5,813,437     9,887,451    2,723,770        41,665
                                                              -----------   -----------   ----------     ---------
    Net gain................................................   10,752,359    13,896,791    3,125,113       856,972
                                                              -----------   -----------   ----------     ---------
      Net increase in net assets resulting from
         operations.........................................  $10,525,768   $13,423,472   $2,983,122     $ 699,377
                                                              ===========   ===========   ==========     =========

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2000, EXCEPT AS NOTED.

c-------------------------------------------------------------------------------

                                                                      SECURITY EQUITY FUND
                                                              -------------------------------------
                                                                             LARGE CAP                 SECURITY
                                                              SELECT 25(R)    GROWTH     TECHNOLOGY      ULTRA
                                                                 SERIES       SERIES*     SERIES*        FUND
INVESTMENT INCOME:
  Dividends.................................................   $  137,993    $ 10,518    $   1,935    $   528,079
  Interest..................................................      126,114       3,306        4,213        341,896
                                                               ----------    ---------   ---------    -----------
                                                                  264,107      13,824        6,148        869,975
    Less foreign tax expense................................           --          --           --             --
                                                               ----------    ---------   ---------    -----------
    Total investment income.................................      264,107      13,824        6,148        869,975

EXPENSES:
  Management fees...........................................      323,864      23,741       29,670      1,981,499
  Custodian fees............................................        2,287       2,038        6,377             --
  Transfer/maintenance fees.................................       56,873         405        1,645             --
  Administration fees.......................................       38,864       2,137       13,835             --
  Directors' fees...........................................          199          27           30             --
  Professional fees.........................................        5,899       5,000        5,024             --
  Reports to shareholders...................................       11,202         103          100             --
  Registration fees.........................................       36,896       5,083        5,091             --
  Other expenses............................................          423           4           --             --
  12b-1 distribution plan fees..............................      283,037      17,584       19,352        237,111
                                                               ----------    ---------   ---------    -----------
  Total expenses............................................      759,544      56,122       81,124      2,218,610
  Less: Reimbursement of expenses...........................           --          --       (1,046)            --
      Earnings credits applied..............................           --      (1,602)        (772)            --
                                                               ----------    ---------   ---------    -----------
  Net expenses..............................................      759,544      54,520       79,306      2,218,610
                                                               ----------    ---------   ---------    -----------
  Net investment loss.......................................     (495,437)    (40,696)     (73,158)    (1,348,635)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments...............................................     (955,892)    (60,159)    (193,663)    23,478,453
  Futures...................................................           --          --           --       (240,660)
  Options written...........................................           --          --           --      1,479,026
  Foreign currency transactions.............................           --          --           --             --
                                                               ----------    ---------   ---------    -----------
    Net realized gain (loss)................................     (955,892)    (60,159)    (193,663)    24,716,819
Net change in unrealized appreciation (depreciation) during
  the period on:
  Investments...............................................    3,265,926    (147,892)    (412,746)    62,700,503
  Futures...................................................           --          --           --             --
  Options written...........................................           --          --           --       (597,290)
  Translation of assets and liabilities in foreign
    currencies..............................................           --          --           --             --
                                                               ----------    ---------   ---------    -----------
  Net unrealized appreciation (depreciation)................    3,265,926    (147,892)    (412,746)    62,103,213
                                                               ----------    ---------   ---------    -----------
    Net gain (loss).........................................    2,310,034    (208,051)    (606,409)    86,820,032
                                                               ----------    ---------   ---------    -----------
      Net increase (decrease) in net assets resulting from
         operations.........................................   $1,814,597    $(248,747)  $(679,567)   $85,471,397
                                                               ==========    =========   =========    ===========

* Period May 1, 2000 (inception) through September 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000,
EXCEPT AS NOTED.

                                                                                     SECURITY EQUITY FUND
                                                                    -------------------------------------------------------
                                                       SECURITY                                      TOTAL        SOCIAL
                                                      GROWTH AND        EQUITY         GLOBAL        RETURN      AWARENESS
                                                     INCOME FUND        SERIES         SERIES        SERIES       SERIES
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss).......................  $   650,516    $   (1,336,869)  $  (609,978)  $  (86,698)  $  (271,425)
Net realized gain (loss)...........................   (8,743,788)      151,372,066    18,845,699       10,594       607,076
Unrealized appreciation (depreciation) during the
  period...........................................    1,703,197       (80,889,669)    2,740,790      502,498     1,627,369
                                                     ------------   --------------   -----------   ----------   -----------
Net increase (decrease) in net assets resulting
  from operations..................................   (6,390,075)       69,145,528    20,976,511      426,394     1,963,020

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A........................................   (1,285,098)               --            --           --            --
    Class B........................................      (75,787)               --            --           --            --
    Class C........................................       (5,850)               --            --           --            --
  Net realized gain
    Class A........................................   (1,172,179)      (32,981,516)   (2,782,654)    (196,255)     (229,880)
    Class B........................................     (159,994)       (6,354,341)   (1,989,962)    (202,329)     (157,943)
    Class C........................................       (5,955)         (208,842)      (27,301)        (692)       (7,240)
                                                     ------------   --------------   -----------   ----------   -----------
    Total distributions to shareholders............   (2,704,863)      (39,544,699)   (4,799,917)    (399,276)     (395,063)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS.....................................   (7,744,010)      (95,973,119)   29,289,332      615,238     6,742,570
                                                     ------------   --------------   -----------   ----------   -----------
    Total increase (decrease) in net assets........  (16,838,948)      (66,372,290)   45,465,926      642,356     8,310,527
                                                     ------------   --------------   -----------   ----------   -----------

NET ASSETS:
Beginning of period................................   84,921,713     1,081,557,304    49,085,179    7,247,299    22,942,860
                                                     ------------   --------------   -----------   ----------   -----------
End of period......................................  $68,082,765..  $1,015,185,014   $94,551,105   $7,889,655   $31,253,387
                                                     ============   ==============   ===========   ==========   ===========
Accumulated undistributed net investment income
  (loss) at end of period..........................  $   441,483    $           --   $  (287,392)  $       --   $        --
                                                     ============   ==============   ===========   ==========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000,
EXCEPT AS NOTED.

c-------------------------------------------------------------------------------

                                                                               SECURITY EQUITY FUND
                                                              -------------------------------------------------------
                                                                MID CAP      SMALL CAP     ENHANCED
                                                                 VALUE        GROWTH         INDEX      INTERNATIONAL
                                                                SERIES        SERIES        SERIES         SERIES
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)................................  $  (226,591)  $  (473,319)  $  (141,991)   $  (157,595)
Net realized gain (loss)....................................    4,938,922     4,009,340       401,343        815,307
Unrealized appreciation (depreciation) during the period....    5,813,437     9,887,451     2,723,770         41,665
                                                              -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
  operations................................................   10,525,768    13,423,472     2,983,122        699,377

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A.................................................           --            --            --             --
    Class B.................................................           --            --            --             --
    Class C.................................................           --            --            --             --
  Net realized gain
    Class A.................................................     (939,549)     (562,440)      (95,114)            --
    Class B.................................................     (379,149)      (43,258)     (118,324)            --
    Class C.................................................      (48,048)      (38,867)      (63,100)            --
                                                              -----------   -----------   -----------    -----------
    Total distributions to shareholders.....................   (1,366,746)     (644,565)     (276,538)            --

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS.....    8,785,203    20,624,275     1,178,896      2,351,127
                                                              -----------   -----------   -----------    -----------
    Total increase (decrease) in net assets.................   17,944,225    33,403,182     3,885,480      3,050,504
                                                              -----------   -----------   -----------    -----------

NET ASSETS:
Beginning of period.........................................   33,623,869    20,197,058    22,385,275      7,448,427
                                                              -----------   -----------   -----------    -----------
End of period...............................................  $51,568,094   $53,600,240   $26,270,755    $10,498,931
                                                              ===========   ===========   ===========    ===========
Accumulated undistributed net investment income (loss) at
  end of period.............................................  $        --   $        --   $        --    $       534
                                                              ===========   ===========   ===========    ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000,
EXCEPT AS NOTED.

c-------------------------------------------------------------------------------

                                                                       SECURITY EQUITY FUND
                                                              --------------------------------------
                                                                             LARGE CAP                   SECURITY
                                                              SELECT 25(R)     GROWTH     TECHNOLOGY      ULTRA
                                                                 SERIES       SERIES*      SERIES*         FUND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)................................  $  (495,437)   $  (40,696)  $ (73,158)   $ (1,348,635)
Net realized gain (loss)....................................     (955,892)      (60,159)   (193,663)     24,716,819
Unrealized appreciation (depreciation) during the period....    3,265,926      (147,892)   (412,746)     62,103,213
                                                              -----------    ----------   ----------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................    1,814,597      (248,747)   (679,567)     85,471,397

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A.................................................           --            --          --              --
    Class B.................................................           --            --          --              --
    Class C.................................................           --            --          --              --
  Net realized gain
    Class A.................................................           --            --          --      (4,644,959)
    Class B.................................................           --            --          --        (603,560)
    Class C.................................................           --            --          --          (7,207)
                                                              -----------    ----------   ----------   ------------
    Total distributions to shareholders.....................           --            --          --      (5,255,726)

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS.....   14,329,137     6,794,651   9,266,255      62,249,722
                                                              -----------    ----------   ----------   ------------
    Total increase (decrease) in net assets.................   16,143,734     6,545,904   8,586,688     142,465,393
                                                              -----------    ----------   ----------   ------------

NET ASSETS:
Beginning of period.........................................   31,354,897            --          --     104,150,627
                                                              -----------    ----------   ----------   ------------
End of period...............................................  $47,498,631    $6,545,904   $8,586,688   $246,616,020
                                                              ===========    ==========   ==========   ============
Accumulated undistributed net investment income (loss) at
  end of period.............................................  $        --    $       --   $      --    $         --
                                                              ===========    ==========   ==========   ============

*Period May 1, 2000 (inception) through September 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED SEPTEMBER 30, 1999


                                                                               SECURITY EQUITY FUND
                                                              -------------------------------------------------------
                                                 SECURITY                                      TOTAL        SOCIAL
                                                GROWTH AND        EQUITY         GLOBAL        RETURN      AWARENESS
                                               INCOME FUND        SERIES         SERIES        SERIES       SERIES
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income (loss).................  $ 1,366,815    $      505,077   $  (122,839)  $  (55,554)  $  (124,655)
Net realized gain............................    1,499,433        32,211,396     3,673,233      454,525       389,442
Unrealized appreciation during the period....    7,103,219       152,612,833     7,593,805      717,116     3,012,833
                                               ------------   --------------   -----------   ----------   -----------
  Net increase in net assets resulting from
    operations...............................    9,969,467       185,329,306    11,144,199    1,116,087     3,277,620
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A....................................     (367,013)       (3,097,449)      (13,695)     (47,225)           --
  Class B....................................      (38,484)               --            --      (14,003)           --
In excess of net investment income
  Class A....................................           --                --       (66,260)          --            --
Net realized gain
  Class A....................................  (12,948,745)      (60,267,479)   (1,515,813)    (224,998)     (154,865)
  Class B....................................   (1,659,373)      (10,058,359)   (1,024,593)    (227,702)     (112,426)
                                               ------------   --------------   -----------   ----------   -----------
    Total distributions to shareholders......  (15,013,615)      (73,423,287)   (2,620,361)    (513,928)     (267,291)
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS:    4,337,737        83,066,728     9,001,395       46,655     7,068,711
                                               ------------   --------------   -----------   ----------   -----------
    Total increase (decrease) in net
      assets.................................     (706,411)      194,972,747    17,525,233      648,814    10,079,040
NET ASSETS:
Beginning of period..........................   85,628,124       886,584,557    31,559,946    6,598,485    12,863,820
                                               ------------   --------------   -----------   ----------   -----------
End of period................................  $84,921,713    $1,081,557,304   $49,085,179   $7,247,299   $22,942,860
                                               ============   ==============   ===========   ==========   ===========
Accumulated undistributed net investment
  income (loss) at end of period.............  $ 1,168,914    $           --   $  (308,258)  $       --   $        --
                                               ============   ==============   ===========   ==========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, EXCEPT AS NOTED

                                                           SECURITY EQUITY FUND
                                  ----------------------------------------------------------------------
                                    MID CAP      SMALL CAP     ENHANCED                                      SECURITY
                                     VALUE        GROWTH         INDEX      INTERNATIONAL   SELECT 25(R)      ULTRA
                                    SERIES        SERIES        SERIES*        SERIES*        SERIES*          FUND
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income (loss)....  $  (208,118)  $   (25,884)  $    (4,731)   $  (28,874)    $  (142,990)   $   (792,211)
Net realized gain (loss)........    1,382,994       785,644       221,310      (417,768)       (368,467)      4,048,648
Unrealized appreciation
  (depreciation) during the
  period........................    5,996,566     4,231,813      (639,260)      316,099       1,397,687      33,757,944
                                  -----------   -----------   -----------    ----------     -----------    ------------
  Net increase (decrease) in net
    assets resulting from
    operations..................    7,171,442     4,991,573      (422,681)     (130,543)        886,230      37,014,381

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income
  Class A.......................           --            --            --            --              --              --
  Class B.......................           --            --            --            --              --              --
  Class C.......................           --            --            --            --              --              --
Net realized gain
  Class A.......................      (55,560)           --            --            --              --     (17,136,006)
  Class B.......................      (30,703)           --            --            --              --      (1,984,512)
  Class C.......................           --            --            --            --              --              --
                                  -----------   -----------   -----------    ----------     -----------    ------------
    Total distributions to
      shareholders..............      (86,263)           --            --            --              --     (19,120,518)

NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS:                     9,023,108    11,024,528    22,807,956     7,578,970      30,468,667      13,092,243
                                  -----------   -----------   -----------    ----------     -----------    ------------
    Total increase in net
      assets....................   16,108,287    16,016,101    22,385,275     7,448,427      31,354,897      30,986,106
                                  -----------   -----------   -----------    ----------     -----------    ------------

NET ASSETS:
Beginning of period.............   17,515,582     4,180,957            --            --              --      73,164,521
                                  -----------   -----------   -----------    ----------     -----------    ------------
End of period...................  $33,623,869   $20,197,058   $22,385,275    $7,448,427     $31,354,897    $104,150,627
                                  ===========   ===========   ===========    ==========     ===========    ============
Undistributed net investment
  income at end of period.......  $        --   $        --   $        --    $   14,551     $        --    $         --
                                  ===========   ===========   ===========    ==========     ===========    ============

*Period January 29, 1999 (inception) through September 30, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -----------------------------------------------
                                                              2000(C)   1999(C)   1998(C)   1997(C)   1996(C)
                                                              -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $7.17     $7.68    $11.14     $9.05     $7.93
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     0.07      0.12      0.13      0.15      0.18
Net Gain (Loss) on Securities (realized and unrealized).....    (0.58)     0.75     (0.87)     2.81      1.37
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................    (0.51)     0.87     (0.74)     2.96      1.55
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................    (0.13)    (0.04)    (0.13)    (0.16)    (0.16)
Distributions (from Realized Gains).........................    (0.11)    (1.34)    (2.59)    (0.71)    (0.27)
                                                              -------   -------   -------   -------   -------
  Total Distributions.......................................    (0.24)    (1.38)    (2.72)    (0.87)    (0.43)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD...............................    $6.42     $7.17     $7.68    $11.14     $9.05
                                                              =======   =======   =======   =======   =======
TOTAL RETURN (A)............................................   (7.28%)   12.00%    (7.95%)   35.31%    20.31%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $60,448   $74,796   $76,371   $91,252   $73,273
Ratio of Expenses to Average Net Assets.....................    1.27%     1.22%     1.21%     1.24%     1.29%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    0.99%     1.63%     1.49%     1.53%     2.09%
Portfolio Turnover Rate.....................................     144%       98%      144%      124%       69%

--------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -----------------------------------------------
                                                              2000(C)   1999(C)   1998(C)   1997(C)   1996(C)
                                                              -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $6.95     $7.54    $10.99      $8.94    $7.85
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      --      0.05      0.05       0.05     0.09
Net Gain (Loss) on Securities (realized and unrealized).....   (0.58)     0.73     (0.88)      2.77     1.35
                                                              ------    ------    ------    -------   ------
Total from Investment Operations............................   (0.58)     0.78     (0.83)      2.82     1.44
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................   (0.05)    (0.03)    (0.03)     (0.06)   (0.08)
Distributions (from Realized Gains).........................   (0.11)    (1.34)    (2.59)     (0.71)   (0.27)
                                                              ------    ------    ------    -------   ------
  Total Distributions.......................................   (0.16)    (1.37)    (2.62)     (0.77)   (0.35)
                                                              ------    ------    ------    -------   ------
NET ASSET VALUE END OF PERIOD...............................   $6.21     $6.95     $7.54     $10.99    $8.94
                                                              ======    ======    ======    =======   ======
TOTAL RETURN (A)............................................  (8.36%)   10.93%    (8.95%)    34.01%   19.01%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $7,152    $9,829    $9,257     $6,737   $2,247
Ratio of Expenses to Average Net Assets.....................   2.27%     2.22%     2.21%      2.24%    2.29%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   0.01%     0.63%     0.59%      0.53%    1.09%
Portfolio Turnover Rate.....................................    144%       98%      144%       124%      69%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(I)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $7.11       $6.87
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.01)       0.03
Net Gain (Loss) on Securities (realized and unrealized).....    (0.56)       0.21
                                                               ------      ------
Total from Investment Operations............................    (0.57)       0.24
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................    (0.11)         --
Distributions (from Realized Gains).........................    (0.11)         --
                                                               ------      ------
  Total Distributions.......................................    (0.22)         --
                                                               ------      ------
NET ASSET VALUE END OF PERIOD...............................    $6.32       $7.11
                                                               ======      ======
TOTAL RETURN (A)............................................   (8.10%)      3.49%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $483        $297
Ratio of Expenses to Average Net Assets.....................    2.28%       2.22%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.10%)      0.62%
Portfolio Turnover Rate.....................................     144%         90%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--EQUITY SERIES (CLASS A)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ----------------------------------------------------
                                                              2000(C)    1999(C)    1998(C)    1997(C)    1996(C)
                                                              --------   --------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $9.96      $8.86      $9.09      $7.54      $6.55
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................        --       0.02       0.04       0.04       0.05
Net Gain (Loss) on Securities (realized and unrealized).....      0.66       1.80       0.56       2.20       1.48
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      0.66       1.82       0.60       2.24       1.53
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --      (0.04)     (0.03)     (0.04)     (0.06
Distributions (from Realized Gains).........................     (0.36)     (0.68)     (0.80)     (0.65)     (0.48)
                                                              --------   --------   --------   --------   --------
  Total Distributions.......................................     (0.36)     (0.72)     (0.83)     (0.69)     (0.54)
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE END OF PERIOD...............................    $10.26      $9.96      $8.86      $9.09      $7.54
                                                              ========   ========   ========   ========   ========
TOTAL RETURN (A)............................................     6.64%     20.66%      7.38%     32.08%     24.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $853,126   $917,179   $773,606   $757,520   $575,680
Ratio of Expenses to Average Net Assets.....................     1.02%      1.02%      1.02%      1.03%      1.04%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................     0.03%      0.19%      0.39%      0.46%      0.75%
Portfolio Turnover Rate.....................................       54%        36%        47%        66%        64%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--EQUITY SERIES (CLASS B)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ----------------------------------------------------
                                                              2000(C)    1999(C)    1998(C)    1997(C)    1996(C)
                                                              --------   --------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $9.47      $8.52      $8.82      $7.36      $6.43
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.10)     (0.08)     (0.05)     (0.04)     (0.02)
Net Gain (Loss) on Securities (realized and unrealized).....      0.64       1.71       0.55       2.15       1.45
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      0.54       1.63       0.50       2.11       1.43
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --         --         --         --      (0.02)
Distributions (from Realized Gains).........................     (0.36)     (0.68)     (0.80)     (0.65)     (0.48)
                                                              --------   --------   --------   --------   --------
  Total Distributions.......................................     (0.36)     (0.68)     (0.80)     (0.65)     (0.50)
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE END OF PERIOD...............................     $9.65      $9.47      $8.52      $8.82      $7.36
                                                              ========   ========   ========   ========   ========
TOTAL RETURN (A)............................................     5.69%     19.23%      6.38%     30.85%     23.57%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $156,633   $159,872   $112,978    $89,336    $38,822
Ratio of Expenses to Average Net Assets.....................     2.02%      2.02%      2.02%      2.03%      2.04%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (0.97%)    (0.82%)    (0.61%)    (0.54%)    (0.25%)
Portfolio Turnover Rate.....................................       54%        36%        47%        66%        64%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--EQUITY SERIES (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(I)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $9.89      $10.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.10)      (0.05)
Net Gain (Loss) on Securities (realized and unrealized).....     0.64       (0.19)
                                                               ------      ------
Total from Investment Operations............................     0.54       (0.24)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --          --
Distributions (from Realized Gains).........................    (0.36)         --
                                                               ------      ------
  Total Distributions.......................................    (0.36)         --
                                                               ------      ------
NET ASSET VALUE END OF PERIOD...............................   $10.07       $9.89
                                                               ======      ======
TOTAL RETURN (A)............................................    5.55%      (2.37%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $5,426      $4,507
Ratio of Expenses to Average Net Assets.....................    2.02%       2.02%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.96%)     (0.89%)
Portfolio Turnover Rate.....................................      54%         45%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--GLOBAL SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -----------------------------------------------
                                                              2000(C)   1999(C)   1998(C)   1997(C)   1996(C)
                                                              -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $13.99    $11.23    $13.56    $12.42    $10.94
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.11)     0.01      0.02      0.01      0.01
Net Gain (Loss) on Securities (realized and unrealized).....     6.47      3.71     (1.19)     2.29      1.87
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................     6.36      3.72     (1.17)     2.30      1.88
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --     (0.01)    (0.09)    (0.38)    (0.25)
Distributions (from Realized Gains).........................    (1.49)    (0.91)    (1.07)    (0.78)    (0.15)
In Excess of Net Investment Income..........................       --     (0.04)       --        --        --
                                                              -------   -------   -------   -------   -------
  Total Distributions.......................................    (1.49)    (0.96)    (1.16)    (1.16)    (0.40)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD...............................   $18.86    $13.99    $11.23    $13.56    $12.42
                                                              =======   =======   =======   =======   =======
TOTAL RETURN (A)............................................   47.04%    34.39%    (8.47%)   20.22%    17.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $60,909   $28,292   $18,941   $24,193   $19,644
Ratio of Expenses to Average Net Assets.....................    1.92%     2.00%     2.00%     2.00%     2.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.62%)    0.11%     0.15%     0.07%     0.07%
Portfolio Turnover Rate.....................................      92%      141%      122%      132%      142%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--GLOBAL SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -----------------------------------------------
                                                              2000(C)   1999(C)   1998(C)   1997(C)   1996(C)
                                                              -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $13.45    $10.89    $13.22    $12.18   $10.74
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.17)    (0.11)    (0.10)    (0.11)   (0.10)
Net Gain (Loss) on Securities (realized and unrealized).....     6.21      3.58     (1.16)     2.24     1.84
                                                              -------   -------   -------   -------   ------
Total from Investment Operations............................     6.04      3.47     (1.26)     2.13     1.74
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --        --        --     (0.31)   (0.14)
Distributions (from Realized Gains).........................    (1.49)    (0.91)    (1.07)    (0.78)   (0.16)
                                                              -------   -------   -------   -------   ------
  Total Distributions.......................................    (1.49)    (0.91)    (1.07)    (1.09)   (0.30)
                                                              -------   -------   -------   -------   ------
NET ASSET VALUE END OF PERIOD...............................   $18.00    $13.45    $10.89    $13.22   $12.18
                                                              =======   =======   =======   =======   ======
TOTAL RETURN (A)............................................   46.53%    33.04%    (9.43%)   19.01%   16.57%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $30,951   $20,591   $12,619   $13,061   $7,285
Ratio of Expenses to Average Net Assets.....................    2.29%     3.00%     3.00%     3.00%    3.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.96%)   (0.87%)   (0.85%)   (0.93%)  (0.93%)
Portfolio Turnover Rate.....................................      92%      141%      122%      132%     142%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND -- GLOBAL SERIES (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                               2000(C)     1999(C)(I)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    13.90   $    12.68
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.26)       (0.03)
Net Gain (Loss) on Securities (realized and unrealized).....        6.40         1.25
                                                              ----------   ----------
Total from Investment Operations............................        6.14         1.22
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Realized Gains).........................       (1.49)          --
                                                              ----------   ----------
  Total Distributions.......................................       (1.49)          --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    18.55   $    13.90
                                                              ==========   ==========
TOTAL RETURN (A)............................................      45.67%        9.62%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    2,691   $      202
Ratio of Expenses to Average Net Assets.....................       2.92%        3.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.53%)      (0.49%)
Portfolio Turnover Rate.....................................         92%          90%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--TOTAL RETURN SERIES (CLASS A)

                                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            -----------------------------------------------------------------
                                                            2000(C)   1999(B)(C)(J)   1998(B)(C)   1997(B)(C)(F)   1996(B)(C)
                                                            -------   -------------   ----------   -------------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................  $11.69       $10.73         $12.58        $11.06         $10.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................   (0.07)       (0.03)          0.08          0.17           0.25
Net Gain (Loss) on Securities (realized and unrealized)...    0.83         1.90          (0.98)         1.86           0.77
                                                            ------       ------         ------        ------         ------
Total from Investment Operations..........................    0.76         1.87          (0.90)         2.03           1.02
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................      --        (0.16)         (0.20)        (0.26)         (0.33)
Distributions (from Realized Gains).......................   (0.64)       (0.75)         (0.75)        (0.25)         (0.17)
                                                            ------       ------         ------        ------         ------
  Total Distributions.....................................   (0.64)       (0.91)         (0.95)        (0.51)         (0.50)
                                                            ------       ------         ------        ------         ------
NET ASSET VALUE END OF PERIOD.............................  $11.81       $11.69         $10.73        $12.58         $11.06
                                                            ======       ======         ======        ======         ======
TOTAL RETURN (A)..........................................   6.49%       17.84%         (7.19%)       19.00%         10.01%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................  $3,928       $3,587         $3,294        $3,906         $2,449
Ratio of Expenses to Average Net Assets...................   1.49%        2.00%          2.00%         1.68%          2.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................  (0.61%)      (0.29%)         0.65%         1.52%          2.32%
Portfolio Turnover Rate...................................     55%         121%            45%           79%            75%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--TOTAL RETURN SERIES (CLASS B)

                                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            -----------------------------------------------------------------
                                                            2000(C)   1999(B)(C)(J)   1998(B)(C)   1997(B)(C)(F)   1996(B)(C)
                                                            -------   -------------   ----------   -------------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................  $11.56       $10.62         $12.45        $10.97         $10.50
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................   (0.19)       (0.14)         (0.03)         0.07           0.14
Net Gain (Loss) on Securities (realized and unrealized)...    0.82         1.88          (0.96)         1.84           0.77
                                                            ------       ------         ------        ------         ------
Total from Investment Operations..........................    0.63         1.74          (0.99)         1.91           0.91
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................      --        (0.05)         (0.09)        (0.18)         (0.27)
Distributions (from Realized Gains).......................   (0.64)       (0.75)         (0.75)        (0.25)         (0.17)
                                                            ------       ------         ------        ------         ------
  Total Distributions.....................................   (0.64)       (0.80)         (0.84)        (0.43)         (0.44)
                                                            ------       ------         ------        ------         ------
NET ASSET VALUE END OF PERIOD.............................  $11.55       $11.56         $10.62        $12.45         $10.97
                                                            ======       ======         ======        ======         ======
TOTAL RETURN (A)..........................................   5.39%       16.68%         (7.99%)       17.95%          8.97%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................  $3,903       $3,652         $3,304        $3,851         $2,781
Ratio of Expenses to Average Net Assets...................   2.49%        2.94%          2.94%         2.58%          3.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................  (1.61%)      (1.23%)        (0.29%)        0.61%          1.32%
Portfolio Turnover Rate...................................     55%         121%            45%           79%            75%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--TOTAL RETURN SERIES (CLASS C)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(C)   1999(B)(C)(I)(J)
                                                              -------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $11.58       $    11.48
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................   (0.16)           (0.11)
Net Gain (Loss) on Securities (realized and unrealized).....    0.82             0.21
                                                              ------       ----------
Total from Investment Operations............................    0.66             0.10
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................      --               --
Distributions (from Realized Gains).........................   (0.64)              --
                                                              ------       ----------
  Total Distributions.......................................   (0.64)              --
                                                              ------       ----------
NET ASSET VALUE END OF PERIOD...............................  $11.60       $    11.58
                                                              ======       ==========
TOTAL RETURN (A)............................................   5.65%            0.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $59               $8
Ratio of Expenses to Average Net Assets.....................   2.30%            2.93%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................  (1.45%)          (1.84%)
Portfolio Turnover Rate.....................................     55%             149%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--SOCIAL AWARENESS SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ----------------------------------------------
                                                              2000(C)   1999(C)   1998(B)(C)   1997(B)(C)(D)
                                                              -------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $24.05    $19.37     $17.99        $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.13)    (0.05)        --          0.08
Net Gain (Loss) on Securities (realized and unrealized).....     2.50      5.09       1.42          2.91
                                                              -------   -------     ------        ------
Total from Investment Operations............................     2.37      5.04       1.42          2.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --        --      (0.04)           --
Distributions (from Realized Gains).........................    (0.38)    (0.36)        --            --
                                                              -------   -------     ------        ------
  Total Distributions.......................................    (0.38)    (0.36)     (0.04)           --
                                                              -------   -------     ------        ------
NET ASSET VALUE END OF PERIOD...............................   $26.04    $24.05     $19.37        $17.99
                                                              =======   =======     ======        ======
TOTAL RETURN (A)............................................    9.88%    26.12%      7.89%        19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $17,702   $13,403     $7,619        $6,209
Ratio of Expenses to Average Net Assets.....................    1.42%     1.42%      1.22%         0.67%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.51%)   (0.22%)        --         0.57%
Portfolio Turnover Rate.....................................      26%       26%        41%           38%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--SOCIAL AWARENESS SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ----------------------------------------------
                                                              2000(C)   1999(C)   1998(B)(C)   1997(B)(C)(D)
                                                              -------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $23.35    $19.01     $17.81        $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.38)    (0.30)     (0.19)        (0.08)
Net Gain (Loss) on Securities (realized and unrealized).....     2.37      5.00       1.39          2.89
                                                              -------   -------     ------        ------
Total from Investment Operations............................     1.99      4.70       1.20          2.81
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --        --         --            --
Distributions (from Realized Gains).........................    (0.38)    (0.36)        --            --
                                                              -------   -------     ------        ------
  Total Distributions.......................................    (0.38)    (0.36)        --            --
                                                              -------   -------     ------        ------
NET ASSET VALUE END OF PERIOD...............................   $24.96    $23.35     $19.01        $17.81
                                                              =======   =======     ======        ======
TOTAL RETURN (A)............................................    8.53%    24.81%      6.74%        18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $12,633    $9,136     $5,245        $3,641
Ratio of Expenses to Average Net Assets.....................    2.43%     2.51%      2.20%         1.84%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (1.52%)   (1.30%)    (0.98%)       (0.60%)
Portfolio Turnover Rate.....................................      26%       26%        41%           38%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--SOCIAL AWARENESS SERIES (CLASS C)

                                                              FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              --------------------
                                                              2000(C)   1999(C)(I)
                                                              -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $23.87      $24.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................   (0.41)      (0.22)
Net Gain (Loss) on Securities (realized and unrealized).....    2.42       (0.38)
                                                              ------      ------
Total from Investment Operations............................    2.01       (0.60)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................      --          --
Distributions (from Realized Gains).........................   (0.38)         --
                                                              ------      ------
  Total Distributions.......................................   (0.38)         --
                                                              ------      ------
NET ASSET VALUE END OF PERIOD...............................  $25.50      $23.87
                                                              ======      ======
TOTAL RETURN (A)............................................   8.43%      (2.45%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $918        $405
Ratio of Expenses to Average Net Assets.....................   2.55%       2.66%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................  (1.64%)     (1.46%)
Portfolio Turnover Rate.....................................     26%         33%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--MID CAP VALUE SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ----------------------------------------------
                                                              2000(C)   1999(C)   1998(B)(C)   1997(B)(C)(E)
                                                              -------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $16.60    $12.07      $12.95        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................   (0.04)    (0.07)      (0.02)         0.05
Net Gain (Loss) on Securities (realized and unrealized).....    4.89      4.65       (0.53)         2.90
                                                              ------    ------      ------        ------
Total from Investment Operations............................    4.85      4.58       (0.55)         2.95
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................      --        --       (0.05)           --
Distributions (from Realized Gains).........................   (0.70)    (0.05)      (0.28)           --
                                                              ------    ------      ------        ------
  Total Distributions.......................................   (0.70)    (0.05)      (0.33)           --
                                                              ------    ------      ------        ------
NET ASSET VALUE END OF PERIOD...............................  $20.75    $16.60      $12.07        $12.95
                                                              ======    ======      ======        ======
TOTAL RETURN (A)............................................  30.46%    38.06%      (4.31%)       29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $34,458   $22,804    $10,901        $4,631
Ratio of Expenses to Average Net Assets.....................   1.29%     1.33%       1.27%         1.10%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................  (0.25%)   (0.44%)     (0.13%)        1.43%
Portfolio Turnover Rate.....................................     69%       79%         98%           35%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--MID CAP VALUE SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ----------------------------------------------
                                                              2000(C)   1999(C)   1998(B)(C)   1997(B)(C)(E)
                                                              -------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $16.26   $11.94      $12.91        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.22)   (0.22)      (0.15)         0.01
Net Gain (Loss) on Securities (realized and unrealized).....     4.77     4.59       (0.54)         2.90
                                                              -------   ------      ------        ------
Total from Investment Operations............................     4.55     4.37       (0.69)         2.91
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --       --          --            --
Distributions (from Realized Gains).........................    (0.70)   (0.05)      (0.28)           --
                                                              -------   ------      ------        ------
  Total Distributions.......................................    (0.70)   (0.05)      (0.28)           --
                                                              -------   ------      ------        ------
NET ASSET VALUE END OF PERIOD...............................   $20.11   $16.26      $11.94        $12.91
                                                              =======   ======      ======        ======
TOTAL RETURN (A)............................................   29.21%   36.71%      (5.38%)       29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $14,041   $9,682      $6,615        $3,572
Ratio of Expenses to Average Net Assets.....................    2.32%    2.37%       2.33%         2.26%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (1.27%)  (1.50%)     (1.19%)        0.27%
Portfolio Turnover Rate.....................................      69%      79%         98%           35%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--MID CAP VALUE SERIES (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(I)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $16.51      $14.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.22)      (0.13)
Net Gain (Loss) on Securities (realized and unrealized).....     4.80        2.10
                                                               ------      ------
Total from Investment Operations............................     4.58        1.97
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --          --
Distributions (from Realized Gains).........................    (0.70)         --
                                                               ------      ------
  Total Distributions.......................................    (0.70)         --
                                                               ------      ------
NET ASSET VALUE END OF PERIOD...............................   $20.39      $16.51
                                                               ======      ======
TOTAL RETURN (A)............................................   28.93%      13.55%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $3,069      $1,138
Ratio of Expenses to Average Net Assets.....................    2.36%       2.38%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (1.28%)     (1.36%)
Portfolio Turnover Rate.....................................      69%         92%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--SMALL CAP GROWTH SERIES (CLASS A)

                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ---------------------------------------
                                                              2000(B)(C)   1999(B)(C)   1998(B)(C)(G)
                                                              ----------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $12.98        $8.70         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.19)          --          (0.03)
Net Gain (Loss) on Securities (realized and unrealized).....      9.75         4.28          (1.26)
                                                               -------      -------        -------
Total from Investment Operations............................      9.56         4.28          (1.29)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --           --          (0.01)
Distributions (from Realized Gains).........................     (0.46)          --             --
                                                               -------      -------        -------
  Total Distributions.......................................     (0.46)          --          (0.01)
                                                               -------      -------        -------
NET ASSET VALUE END OF PERIOD...............................    $22.08       $12.98          $8.70
                                                               =======      =======        =======
TOTAL RETURN (A)............................................    74.58%       49.20%        (12.95%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $38,172      $16,877         $2,677
Ratio of Expenses to Average Net Assets.....................     1.55%        0.49%          1.39%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (0.97%)       0.03%         (0.35%)
Portfolio Turnover Rate.....................................      318%         361%           366%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--SMALL CAP GROWTH SERIES (CLASS B)

                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ---------------------------------------
                                                              2000(B)(C)   1999(B)(C)   1998(B)(C)(G)
                                                              ----------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $12.69        $8.63         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.31)       (0.14)         (0.13)
Net Gain (Loss) on Securities (realized and unrealized).....      9.42         4.20          (1.24)
                                                               -------       ------        -------
Total from Investment Operations............................      9.11         4.06          (1.37)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --           --             --
Distributions (from Realized Gains).........................     (0.46)          --             --
                                                               -------       ------        -------
  Total Distributions.......................................     (0.46)          --             --
                                                               -------       ------        -------
NET ASSET VALUE END OF PERIOD...............................    $21.34       $12.69          $8.63
                                                               =======       ======        =======
TOTAL RETURN (A)............................................    72.70%       47.05%        (13.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $11,688       $2,430         $1,504
Ratio of Expenses to Average Net Assets.....................     2.44%        1.94%          2.38%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.81%)      (1.41%)        (1.34%)
Portfolio Turnover Rate.....................................      318%         361%           366%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--SMALL CAP GROWTH SERIES (CLASS C)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(B)(C)   1999(B)(C)(I)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $12.86        $11.16
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.35)        (0.07)
Net Gain (Loss) on Securities (realized and unrealized).....      9.69          1.77
                                                                ------        ------
Total from Investment Operations............................      9.34          1.70
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --            --
Distributions (from Realized Gains).........................     (0.46)           --
                                                                ------        ------
  Total Distributions.......................................     (0.46)           --
                                                                ------        ------
NET ASSET VALUE END OF PERIOD...............................    $21.74        $12.86
                                                                ======        ======
TOTAL RETURN (A)............................................    73.54%        15.23%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $3,741          $890
Ratio of Expenses to Average Net Assets.....................     2.39%         1.47%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.81%)       (0.95%)
Portfolio Turnover Rate.....................................      318%          374%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--ENHANCED INDEX SERIES (CLASS A)

                                                              FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              --------------------
                                                              2000(C)   1999(C)(H)
                                                              -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $10.04       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      --         0.03
Net Gain (Loss) on Securities (realized and unrealized).....    1.37         0.01
                                                              ------     --------
Total from Investment Operations............................    1.37         0.04
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................      --           --
Distributions (from Realized Gains).........................  (0.12)           --
                                                              ------     --------
  Total Distributions.......................................  (0.12)           --
                                                              ------     --------
NET ASSET VALUE END OF PERIOD...............................  $11.29       $10.04
                                                              ======     ========
TOTAL RETURN (A)............................................  13.65%        0.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $8,219       $7,589
Ratio of Expenses to Average Net Assets.....................   1.44%        1.48%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................  (0.05)%       0.39%
Portfolio Turnover Rate.....................................     73%          68%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--ENHANCED INDEX SERIES (CLASS B)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(H)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $9.99      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.09)      (0.02)
Net Gain (Loss) on Securities (realized and unrealized).....     1.37        0.01
                                                               ------      ------
Total from Investment Operations............................     1.28       (0.01)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --          --
Distributions (from Realized Gains).........................    (0.12)         --
                                                               ------      ------
  Total Distributions.......................................    (0.12)         --
                                                               ------      ------
NET ASSET VALUE END OF PERIOD...............................   $11.15       $9.99
                                                               ======      ======
TOTAL RETURN (A)............................................   12.82%      (0.10%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $10,960      $9,591
Ratio of Expenses to Average Net Assets.....................    2.18%       2.20%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.79%)     (0.33%)
Portfolio Turnover Rate.....................................      73%         68%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--ENHANCED INDEX SERIES (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(C)    1999(C)(H)
                                                              -------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................   (0.09)       (0.01)
Net Gain (Loss) on Securities (realized and unrealized).....    1.37         0.01
                                                              ------       ------
Total from Investment Operations............................    1.28         0.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................      --           --
Distributions (from Realized Gains).........................   (0.12)          --
                                                              ------       ------
  Total Distributions.......................................   (0.12)          --
                                                              ------       ------
NET ASSET VALUE END OF PERIOD...............................  $11.16       $10.00
                                                              ======       ======
TOTAL RETURN (A)............................................  12.69%        0.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $7,092       $5,205
Ratio of Expenses to Average Net Assets.....................   2.15%        2.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................  (0.77%)       (0.18)
Portfolio Turnover Rate.....................................     73%          68%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--INTERNATIONAL SERIES (CLASS A)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(B)(C)   1999(B)(C)(H)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $9.69        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.13)        (0.03)
Net Gain (Loss) on Securities (realized and unrealized).....      1.45         (0.28)
                                                                ------        ------
Total from Investment Operations............................      1.32         (0.31)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --            --
Distributions (from Realized Gains).........................        --            --
                                                                ------        ------
  Total Distributions.......................................        --            --
                                                                ------        ------
NET ASSET VALUE END OF PERIOD...............................    $11.01         $9.69
                                                                ======        ======
TOTAL RETURN (A)............................................    13.62%        (3.10%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $4,414        $2,928
Ratio of Expenses to Average Net Assets.....................     2.46%         2.50%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.08%)       (0.41%)
Portfolio Turnover Rate.....................................      116%          115%

--------------------------------------------------------------------------------

SELECT EQUITY FUND--INTERNATIONAL SERIES (CLASS B)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(B)(C)   1999(B)(C)(H)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $9.65        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.22)        (0.07)
Net Gain (Loss) on Securities (realized and unrealized).....      1.45         (0.28)
                                                                ------        ------
Total from Investment Operations............................      1.23         (0.35)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --            --
Distributions (from Realized Gains).........................        --            --
                                                                ------        ------
  Total Distributions.......................................        --            --
                                                                ------        ------
NET ASSET VALUE END OF PERIOD...............................    $10.88         $9.65
                                                                ======        ======
TOTAL RETURN (A)............................................    12.75%        (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $2,520        $2,028
Ratio of Expenses to Average Net Assets.....................     3.26%         3.19%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.92%)       (1.09%)
Portfolio Turnover Rate.....................................      116%          115%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--INTERNATIONAL SERIES (CLASS C)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(B)(C)   1999(B)(C)(H)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $9.68        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.21)        (0.04)
Net Gain (Loss) on Securities (realized and unrealized).....      1.45         (0.28)
                                                                ------        ------
Total from Investment Operations............................      1.24         (0.32)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --            --
Distributions (from Realized Gains).........................        --            --
                                                                ------        ------
  Total Distributions.......................................        --            --
                                                                ------        ------
NET ASSET VALUE END OF PERIOD...............................    $10.92         $9.68
                                                                ======        ======
TOTAL RETURN (A)............................................    12.81%        (3.20%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $3,564        $2,493
Ratio of Expenses to Average Net Assets.....................     3.11%         2.78%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.76%)       (0.71%)
Portfolio Turnover Rate.....................................      116%          115%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--SELECT 25(R) SERIES (CLASS A)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(H)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $10.53       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.09)       (0.05)
Net Gain (Loss) on Securities (realized and unrealized).....     0.90         0.58
                                                              -------      -------
Total from Investment Operations............................     0.81         0.53
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --           --
Distributions (from Realized Gains).........................       --           --
                                                              -------      -------
  Total Distributions.......................................       --           --
                                                              -------      -------
NET ASSET VALUE END OF PERIOD...............................   $11.34       $10.53
                                                              =======      =======
TOTAL RETURN (A)............................................    7.69%        5.30%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $22,006      $13,975
Ratio of Expenses to Average Net Assets.....................    1.35%        1.48%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (0.74%)      (0.75%)
Portfolio Turnover Rate.....................................      89%          14%

--------------------------------------------------------------------------------

SELECT EQUITY FUND--SELECT 25(R) SERIES (CLASS B)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(H)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $10.52       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.17)       (0.09)
Net Gain (Loss) on Securities (realized and unrealized).....     0.87         0.61
                                                              -------      -------
Total from Investment Operations............................     0.70         0.52
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --           --
Distributions (from Realized Gains).........................       --           --
      Total Distributions...................................       --           --
                                                              -------      -------
NET ASSET VALUE END OF PERIOD...............................   $11.22       $10.52
                                                              =======      =======
TOTAL RETURN (A)............................................    6.65%        5.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $18,199      $12,938
Ratio of Expenses to Average Net Assets.....................    2.11%        2.19%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (1.49%)      (1.47%)
Portfolio Turnover Rate.....................................      89%          14%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--SELECT 25(R) SERIES (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(H)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $10.55      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.17)      (0.09)
Net Gain (Loss) on Securities (realized and unrealized).....     0.88        0.64
                                                               ------      ------
Total from Investment Operations............................     0.71        0.55
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --          --
Distributions (from Realized Gains).........................       --          --
                                                               ------      ------
  Total Distributions.......................................       --          --
                                                               ------      ------
NET ASSET VALUE END OF PERIOD...............................   $11.26      $10.55
                                                               ======      ======
TOTAL RETURN (A)............................................    6.73%       5.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $7,294      $4,442
Ratio of Expenses to Average Net Assets.....................    2.10%       2.07%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (1.49%)     (1.34%)
Portfolio Turnover Rate.....................................      89%         14%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--LARGE CAP GROWTH SERIES (CLASS A)

                                                              FISCAL PERIOD
                                                                  ENDED
                                                              SEPTEMBER 30
                                                              -------------
                                                              2000(C)(K)(L)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      (0.05)
Net Gain (Loss) on Securities (realized and unrealized).....      (0.24)
                                                                 ------
Total from Investment Operations............................      (0.29)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................         --
Distributions (from Realized Gains).........................         --
                                                                 ------
  Total Distributions.......................................         --
                                                                 ------
NET ASSET VALUE END OF PERIOD...............................      $9.71
                                                                 ======
TOTAL RETURN (A)............................................     (2.90%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $2,405
Ratio of Expenses to Average Net Assets.....................      1.92%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................     (1.25%)
Portfolio Turnover Rate.....................................         5%

--------------------------------------------------------------------------------

SELECT EQUITY FUND--LARGE CAP GROWTH SERIES (CLASS B)

                                                              FISCAL PERIOD
                                                                  ENDED
                                                              SEPTEMBER 30
                                                              -------------
                                                              2000(C)(K)(L)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      (0.08)
Net Gain (Loss) on Securities (realized and unrealized).....      (0.27)
                                                                 ------
Total from Investment Operations............................      (0.35)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................         --
Distributions (from Realized Gains).........................         --
      Total Distributions...................................         --
                                                                 ------
NET ASSET VALUE END OF PERIOD...............................      $9.65
                                                                 ======
TOTAL RETURN (A)............................................     (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $2,039
Ratio of Expenses to Average Net Assets.....................      2.68%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................     (2.02%)
Portfolio Turnover Rate.....................................         5%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--LARGE CAP GROWTH SERIES (CLASS C)

                                                              FISCAL PERIOD
                                                                  ENDED
                                                              SEPTEMBER 30
                                                              -------------
                                                              2000(C)(K)(L)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      (0.08)
Net Gain (Loss) on Securities (realized and unrealized).....      (0.27)
                                                                 ------
Total from Investment Operations............................      (0.35)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................         --
Distributions (from Realized Gains).........................         --
                                                                 ------
  Total Distributions.......................................         --
                                                                 ------
NET ASSET VALUE END OF PERIOD...............................      $9.65
                                                                 ======
TOTAL RETURN (A)............................................     (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $2,102
Ratio of Expenses to Average Net Assets.....................      2.66%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................     (2.00%)
Portfolio Turnover Rate.....................................         5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--TECHNOLOGY SERIES (CLASS A)

                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                              ----------------
                                                              2000(B)(C)(K)(L)
                                                              ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................        (0.08)
Net Gain (Loss) on Securities (realized and unrealized).....        (0.59)
                                                                   ------
Total from Investment Operations............................        (0.67)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................           --
Distributions (from Realized Gains).........................           --
                                                                   ------
  Total Distributions.......................................           --
                                                                   ------
NET ASSET VALUE END OF PERIOD...............................        $9.33
                                                                   ======
TOTAL RETURN (A)............................................       (6.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................       $4,340
Ratio of Expenses to Average Net Assets.....................        2.28%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       (2.05%)
Portfolio Turnover Rate.....................................         148%

--------------------------------------------------------------------------------

SELECT EQUITY FUND--TECHNOLOGY SERIES (CLASS B)

                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                              ----------------
                                                              2000(B)(C)(K)(L)
                                                              ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................        (0.11)
Net Gain (Loss) on Securities (realized and unrealized).....        (0.68)
                                                                   ------
Total from Investment Operations............................        (0.79)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................           --
Distributions (from Realized Gains).........................           --
      Total Distributions...................................           --
                                                                   ------
NET ASSET VALUE END OF PERIOD...............................        $9.21
                                                                   ======
TOTAL RETURN (A)............................................       (7.90%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................       $1,971
Ratio of Expenses to Average Net Assets.....................        3.03%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       (2.79%)
Portfolio Turnover Rate.....................................         148%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--TECHNOLOGY SERIES (CLASS C)

                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                              ----------------
                                                              2000(B)(C)(K)(L)
                                                              ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................        (0.11)
Net Gain (Loss) on Securities (realized and unrealized).....        (0.68)
                                                                   ------
Total from Investment Operations............................        (0.79)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................           --
Distributions (from Realized Gains).........................           --
                                                                   ------
  Total Distributions.......................................           --
                                                                   ------
NET ASSET VALUE END OF PERIOD...............................        $9.21
                                                                   ======
TOTAL RETURN (A)............................................       (7.90%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................       $2,276
Ratio of Expenses to Average Net Assets.....................        3.03%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       (2.79%)
Portfolio Turnover Rate.....................................         148%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY ULTRA FUND (CLASS A)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ------------------------------------------------
                                                              2000(C)    1999(C)   1998(C)   1997(C)   1996(C)
                                                              --------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $9.19    $7.65      $9.24    $8.25     $8.20
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)................................     (0.08)   (0.06)     (0.06)   (0.08)    (0.05)
Net Gain (Loss) on Securities (realized and unrealized).....      6.60     3.51      (1.06)    1.65      1.10
                                                              --------   ------    -------   ------    ------
Total from Investment Operations............................      6.52     3.45      (1.12)    1.57      1.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --       --         --       --        --
Distributions (from Realized Gains).........................     (0.43)   (1.91)     (0.47)   (0.58)    (1.00)
                                                              --------   ------    -------   ------    ------
  Total Distributions.......................................     (0.43)   (1.91)     (0.47)   (0.58)    (1.00)
                                                              --------   ------    -------   ------    ------
NET ASSET VALUE END OF PERIOD...............................    $15.28    $9.19      $7.65    $9.24     $8.25
                                                              ========   ======    =======   ======    ======
      TOTAL RETURN (A)......................................    72.82%   50.91%    (12.45%)  20.57%    15.36%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $204,787   $96,238   $67,554   $84,504   $74,230
Ratio of Expenses to Average Net Assets.....................     1.11%    1.21%      1.23%    1.71%     1.31%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (0.62%)  (0.77%)    (0.64%)  (1.01%)   (0.61%)
Portfolio Turnover Rate.....................................       35%      54%       116%      68%      161%

--------------------------------------------------------------------------------

SECURITY ULTRA FUND (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -----------------------------------------------
                                                              2000(C)   1999(C)   1998(C)   1997(C)   1996(C)
                                                              -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $8.54     $7.28      $8.90    $8.03     $8.11
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)................................   (0.19)    (0.14)     (0.14)   (0.15)    (0.13)
Net Gain (Loss) on Securities (realized and unrealized).....    6.10      3.31      (1.01)    1.60      1.05
                                                              ------    ------    -------   ------    ------
Total from Investment Operations............................    5.91      3.17      (1.15)    1.45      0.92
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................      --        --         --       --        --
Distributions (from Realized Gains).........................   (0.43)    (1.91)     (0.47)   (0.58)    (1.00)
                                                              ------    ------    -------   ------    ------
  Total Distributions.......................................   (0.43)    (1.91)     (0.47)   (0.58)    (1.00)
                                                              ------    ------    -------   ------    ------
NET ASSET VALUE END OF PERIOD...............................  $14.02     $8.54      $7.28    $8.90     $8.03
                                                              ======    ======    =======   ======    ======
TOTAL RETURN (A)............................................  71.17%    49.39%    (13.30%)  19.58%    13.81%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $38,812   $7,818     $5,610   $5,964    $2,698
Ratio of Expenses to Average Net Assets.....................   2.11%     2.21%      2.23%    2.71%     2.31%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................  (1.61%)   (1.77%)    (1.64%)  (2.01%)   (1.61%)
Portfolio Turnover Rate.....................................     35%       54%       116%      68%      161%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT ULTRA FUND (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                                  SEPTEMBER 30
                                                              ---------------------
                                                              2000(C)    1999(C)(I)
                                                              --------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $9.11       $8.20
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................    (0.20)      (0.07)
Net Gain (Loss) on Securities (realized and unrealized).....     6.51        0.98
                                                               ------      ------
Total from Investment Operations............................     6.31        0.91
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --          --
Distributions (from Realized Gains).........................    (0.43)         --
                                                               ------      ------
  Total Distributions.......................................    (0.43)         --
                                                               ------      ------
NET ASSET VALUE END OF PERIOD...............................   $14.99       $9.11
                                                               ======      ======
TOTAL RETURN (A)............................................   71.10%      11.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $3,017         $95
Ratio of Expenses to Average Net Assets.....................    2.11%       2.21%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................   (1.61%)     (1.75%)
Portfolio Turnover Rate.....................................      35%         54%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                       1996   1997   1998   1999   2000
                                       ----   ----   ----   ----   ----
Total Return Series          Class A   3.1%   2.4%   2.5%   2.3%   N/A
                             Class B   3.9%   3.3%   3.4%   3.2%   N/A
                             Class C   N/A    N/A    N/A    3.2%   N/A
Social Awareness Series      Class A   N/A    1.7%   1.5%   N/A    N/A
                             Class B   N/A    2.8%   2.5%   N/A    N/A
Mid Cap Value Series         Class A   N/A    1.9%   1.5%   N/A    N/A
                             Class B   N/A    2.8%   2.6%   N/A    N/A
Small Cap Growth Series      Class A   N/A    N/A    2.4%   1.5%   1.6%
                             Class B   N/A    N/A    3.4%   2.9%   2.5%
                             Class C   N/A    N/A    N/A    2.5%   2.5%
International Series         Class A   N/A    N/A    N/A    4.7%   3.5%
                             Class B   N/A    N/A    N/A    5.4%   4.3%
                             Class C   N/A    N/A    N/A    5.0%   4.1%
Technology Series            Class A   N/A    N/A    N/A    N/A    2.33%
                             Class B   N/A    N/A    N/A    N/A    3.04%
                             Class C   N/A    N/A    N/A    N/A    3.04%

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Mid Cap Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(f) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Total Return Series effective August 1, 1997. Prior to August 1, 1997 Security Management Company, LLC (SMC) paid
     Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Total Return Series.

(g) Security Small Cap Growth Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(h) Security Enhanced Index Series, Security International Series and Security Select 25 Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.

(j) Prior to May 15, 1999 SMC paid Meridian for sub-advisory services provided to Total Return Series. Effective May 15, 1999 the sub-advisory contract with Meridian was terminated and SMC continued to provide advisory services to the Total Return Series.

(k) Security Large Cap Growth Series and Security Technology Series were initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(l) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000 for Security Large Cap Growth

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

     Series and Security Technology Series. Expense ratios with such reductions would have been follows:

                                                              2000
                                                              ----
Large Cap Growth Series             Class A                   1.85%
                                    Class B                   2.61%
                                    Class C                   2.60%
Technology Series                   Class A                   2.25%
                                    Class B                   3.00%
                                    Class C                   3.00%

--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES
    Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. Class A shares are generally sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares ("C" shares) to the public on January 29, 1999. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
    A. SECURITY VALUATION -- Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and International Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and International Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
    B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Global Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
    D. FUTURES -- Growth & Income Fund, Equity Series, Social Awareness Series, Small Cap Growth Series, Enhanced Index Series, International Series, and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.
    E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.
    F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.
    G. TAXES -- The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
    H. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Growth and Income Fund, Equity Series, Global Series, and Ultra Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1.5% of the next $20 million, and 1% of the remaining net assets of the fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the series' net assets and 1.5% of the remaining average net assets of the series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B and Class C distribution fees. Management fees are payable to SMC under an investment advisory contract at an annual rate of 0.75% of the average daily net assets for Total Return, Enhanced Index and Select 25 Series, 1.00% for Social Awareness, Mid Cap Value, Small Cap Growth Series, Large Cap Growth and Technology Series, and 1.10% for International Series.
    SMC also acts as the administrative agent and transfer agent for the funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives, from the International Series an administrative fee equal to .045% of the average daily net assets of the series plus the greater of .10% of the average net assets for
(i) $30,000 for the year ended January 31, 2000, (ii) $45,000 for the year ended January 31, 2001 and (iii) $60,000 for the year ended January 31, 2002. For administrative services provided to the Total Return Series, Social Awareness Series, Mid Cap Value Series, Small Cap Growth Series, Enhanced Index Series, Select 25 Series and the Large Cap Growth Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments, except from Growth and Income Fund, Equity Series, Global Series and Ultra Fund.
    For the Technology Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets or (i) $30,000 in the year ending April 30, 2001; (ii) $45,000 in the year ending April 30, 2002 or (iii) $60,000 thereafter.
    SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another fund managed by SMC, SBL Series D, computed on a daily basis as follows:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
$0 to $300 Million..........................................     .35%
$300 Million to $750 Million................................     .30%
$750 Million or more........................................     .25%

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

    SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Cap Growth Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBL Series X. The fee is equal to:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
Less Than $150 Million......................................     .50%
$150 Million to $500 Million................................     .45%
$500 Million or more........................................     .40%

    Bankers Trust company furnishes investment advisory services to Enhanced Index Series and International Series. For such services to the Enhanced Index Series SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another fund, managed by SMC, SBL Series H as follows:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
$0 to $100 Million..........................................     .20%
$100 Million to $300 Million................................     .15%
$300 Million or more........................................     .13%

    SMC will also pay Bankers Trust the following minimum fees with respect to the Enhanced Index Series: (i) no minimum fee in the first year the Enhanced Index begins operations; and (ii) $100,000 in the series' second year of operations; and (iii) $200,000 in the third and following years of the series' operations. For the services provided to the International Series, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another fund managed by SMC, SBL Series I, computed on a daily basis as follows:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
$0 to $200 Million..........................................     .60%
$200 Million or more........................................     .55%

    Wellington Management Company, LLP furnishes investment advisory services to the Technology Series. For such services, SMC pays Wellington an annual fee equal to .50% of the average daily closing value of the combined net assets of Technology Series and Series T of SBL Fund, another fund managed by SMC.
    SMC has agreed to limit the total expenses of the Enhanced Index Series and Select 25 Series to 1.75%, Total Return Series, Social Awareness Series, Mid Cap Value Series, Small Cap Growth Series, Large Cap Growth Series to 2.00%, and International Series and the Technology Series to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits other than those for Enhanced Index, Select 25 and International Series are voluntary limits which may be limited at any time without notice to shareholders. SMC waived management fees for the Small Cap Growth Series through November 30, 1999.
    The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and the Technology Series have also adopted such a Plan with respect to their Class A Shares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B and Class C shares and 0.25% of the average daily net assets of the Small Cap Growth, Enhanced Index, International, Select 25 Series, Large Cap Growth and the Technology Series Class A shares.
    Deutsche Bank Securities, Inc., an affiliate of the sub-advisor for the International Series received $628 from brokerage fees on executions of purchases and sales of portfolio investments.
    Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

occurring within 5 years of the date of purchase of Class B shares and within 1 year of the date of purchase for Class C shares, after allowances to brokers and dealers, all in the amounts presented in the following table:

                                                           SDI                                 BROKER/      BROKER/      BROKER/
                                                       UNDERWRITING     CDSC        CDSC        DEALER       DEALER      DEALER
                                                        (CLASS A)     (CLASS B)   (CLASS C)   (CLASS A)    (CLASS B)    (CLASS C)
                                                       ------------   ---------   ---------   ---------    ---------    ---------
Growth and Income Fund:............................      $ 2,728      $ 23,917     $     1    $   40,119   $   50,832    $ 5,236
Security Equity Fund:
  Equity Series....................................       32,889       357,162      10,941     1,225,981    1,373,396     59,033
  Global Series....................................        2,506        26,752         592        71,243      123,223     21,611
  Total Return Series..............................          159         4,769          23         6,472        9,544        333
  Social Awareness Series..........................        1,777        14,850       1,100        99,133      103,091      3,587
  Mid Cap Value Series.............................        2,131        16,553         889        83,150       93,390     13,515
  Small Cap Growth Series..........................        6,617         4,915         331        75,095       93,105     22,939
  Enhanced Index Series............................        2,511        21,202       1,437        38,121       62,757     12,006
  International Series.............................        1,145           495          74        11,927       10,533      6,301
  Select 25 Series.................................       16,845        39,458       3,869       283,894      223,472     28,369
  Large Cap Growth Series..........................          233            12          --         7,044       20,629      7,058
  Technology Series................................          453           243          --         9,881       13,975      5,648
Security Ultra Fund:...............................       10,148        17,647         254       147,618      234,166     17,366

    Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL UNREALIZED APPRECIATION/DEPRECIATION
    For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 2000, were as follows:

                                                                                                     NET
                                                                   GROSS           GROSS          UNREALIZED
                                                                 UNREALIZED      UNREALIZED      APPRECIATION
                                                                APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                                ------------    ------------    --------------
Growth and Income Fund......................................    $  7,722,263    $(13,309,908)    $ (5,587,645)
Security Equity Fund:
  Equity Series.............................................     374,192,018     (22,997,446)     351,194,572
  Global Series.............................................      13,499,409      (4,519,524)       8,979,885
  Total Return Series.......................................       1,440,970        (583,143)         857,827
  Social Awareness Series...................................       8,391,858      (1,865,151)       6,526,707
  Mid Cap Value Series......................................      13,482,800      (2,493,058)      10,989,742
  Small Cap Growth Series...................................      14,523,030        (412,707)      14,110,323
  Enhanced Index Series.....................................       3,913,012      (1,977,314)       1,935,698
  International Series......................................         846,886        (497,423)         349,463
  Select 25 Series..........................................       7,534,005      (3,826,285)       3,707,720
  Large Cap Growth Series...................................         457,985        (666,036)        (208,051)
  Technology Series.........................................         476,099      (1,082,508)        (606,409)
Security Ultra Fund.........................................     106,595,806     (12,145,580)      94,450,226

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS
    Investment transactions for the year ended September 30, 2000 (excluding overnight investments and short-term commercial paper), are as follows:

                                                                                  PROCEEDS
                                                                 PURCHASES       FROM SALES
                                                                 ---------       ----------
Growth and Income Fund......................................    $101,944,698    $110,696,751
Security Equity Fund:
  Equity Series.............................................     560,843,681     665,352,678
  Global Series.............................................      80,661,299      66,248,242
  Total Return Series.......................................       4,383,203       4,233,516
  Social Awareness Series...................................      13,710,646       7,195,348
  Mid Cap Value Series......................................      33,895,646      27,230,553
  Small Cap Growth Series...................................     135,685,132     117,449,305
  Enhanced Index Series.....................................      19,868,822      17,760,175
  International Series......................................      12,909,597      10,963,526
  Select 25 Series..........................................      49,717,133      36,578,853
  Large Cap Growth Series...................................       6,566,007         118,323
  Technology Series.........................................      13,613,692       4,521,739
Security Ultra Fund.........................................     109,674,728      59,350,303

5. FORWARD FOREIGN EXCHANGE CONTRACTS
    At September 30, 2000, International Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                                NET UNREALIZED
        CONTRACTS            SETTLEMENT        FOREIGN CURRENCY            AMOUNT TO BE        U.S. $ VALUE      APPRECIATION
         TO BUY                 DATE       TO BE DELIVERED IN U.S. $      PAID IN U.S. $      AS OF 09/30/00    (DEPRECIATION)
        ---------            ----------    -------------------------      --------------      --------------    --------------
European Monetary Unit...    10/16/2000               282,535               $ 250,000           $ 249,466          $   (534)

6. OPEN FUTURE CONTRACTS

                                                      NUMBER OF                        CONTRACT       MARKET      UNREALIZED
                     CURRENCY                         CONTRACTS    EXPIRATION DATE      AMOUNT        VALUE       GAIN/LOSS
                     --------                         ---------    ---------------     --------       ------      ----------
ENHANCED INDEX SERIES
S&P 500 E-Mini Future.............................        2          12/14/2000       $  146,799    $  145,370    $  (1,429)
S&P 500 Index Future..............................        8          12/14/2000        3,067,453     2,907,400     (160,053)
                                                                                                                  ---------
                                                                                                                  $(161,482)
                                                                                                                  =========

    At September 30, 2000, the market value of assets pledged to cover margin requirements for open futures contracts was $9,597,282.

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS
    The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                               2000          2000          2000         2000          2000           2000
                                              Shares        Amount        Shares       Amount        Shares         Amount
                                               Sold          Sold       Reinvested   Reinvested     Redeemed       Redeemed
                                            ----------   ------------   ----------   -----------   -----------   -------------
Growth & Income Fund
 Class A shares...........................   1,009,210   $  6,523,541     334,927    $ 2,254,392    (2,350,550)  $ (15,151,767)
 Class B shares...........................     278,673      1,787,298      35,504        232,977      (578,249)     (3,612,927)
 Class C shares...........................      72,069        460,165       1,771         11,805       (39,137)       (249,494)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................   1,359,952   $  8,771,004     372,202    $ 2,499,174    (2,967,936)  $ (19,014,188)
                                            ==========   ============   =========    ===========   ===========   =============
Equity Series
 Class A shares...........................  15,238,098   $159,026,464   2,954,492    $30,481,483   (27,144,218)  $(280,873,595)
 Class B shares...........................   6,501,463     64,250,119     643,490      6,291,400    (7,783,050)    (76,002,989)
 Class C shares...........................     387,617      4,006,316      77,916        814,389      (382,364)     (3,966,706)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................  22,127,178   $227,282,899   3,675,898    $37,587,272   (35,309,632)  $(360,843,290)
                                            ==========   ============   =========    ===========   ===========   =============
Global Series
 Class A shares...........................   2,462,327   $ 46,229,349     168,184    $ 2,757,048    (1,423,899)  $ (25,970,043)
 Class B shares...........................   1,144,475     20,285,235     126,914      1,989,121    (1,082,927)    (18,443,388)
 Class C shares...........................     134,949      2,527,662       1,680         27,301        (6,103)       (112,953)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................   3,741,751   $ 69,042,246     296,778    $ 4,773,470    (2,512,929)  $ (44,526,384)
                                            ==========   ============   =========    ===========   ===========   =============
Total Return Series
 Class A shares...........................      65,822   $    782,816      16,654    $   196,238       (56,832)  $    (675,711)
 Class B shares...........................      37,266        439,913      17,284        200,891       (32,672)       (380,528)
 Class C shares...........................       4,815         57,237          59            692          (525)         (6,310)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     107,903   $  1,279,966      33,997    $   397,821       (90,029)  $  (1,062,549)
                                            ==========   ============   =========    ===========   ===========   =============
Social Awareness Series
 Class A shares...........................     290,347   $  7,743,854       8,781    $   225,141      (176,439)  $  (4,657,500)
 Class B shares...........................     146,061      3,722,266       6,210        154,141       (37,406)       (954,285)
 Class C shares...........................      27,842        737,958         286          7,240        (9,088)       (236,244)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     464,250   $ 12,204,078      15,277    $   386,522      (222,933)  $  (5,848,029)
                                            ==========   ============   =========    ===========   ===========   =============
Mid Cap Value Series
 Class A shares...........................     510,359   $  9,287,405      56,965    $   907,160      (280,317)  $  (4,827,525)
 Class B shares...........................     221,880      3,957,700      24,284        377,734      (143,355)     (2,401,680)
 Class C shares...........................      91,251      1,668,689       2,976         47,000       (12,680)       (231,280)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     823,490   $ 14,913,794      84,225    $ 1,331,894      (436,352)  $  (7,460,485)
                                            ==========   ============   =========    ===========   ===========   =============
Small Cap Growth Series
 Class A shares...........................   1,022,035   $ 22,293,603      32,035    $   561,850      (625,943)  $ (12,618,641)
 Class B shares...........................     723,075     14,757,159       2,531         43,258      (369,326)     (6,538,157)
 Class C shares...........................     128,771      2,639,962       2,240         38,867       (28,187)       (553,626)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................   1,873,881   $ 39,690,724      36,806    $   643,975    (1,023,456)  $ (19,710,424)
                                            ==========   ============   =========    ===========   ===========   =============
Enhanced Index Series
 Class A shares...........................     237,263   $  2,447,889       7,667    $    84,510      (272,853)  $  (3,053,416)
 Class B shares...........................     199,389      2,318,766      10,742        117,646      (186,972)     (2,080,793)
 Class C shares...........................     137,050      1,592,783       5,675         62,264       (27,751)       (310,753)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     573,702   $  6,359,438      24,084    $   264,420      (487,576)  $  (5,444,962)
                                            ==========   ============   =========    ===========   ===========   =============
International Series
 Class A shares...........................     140,827   $  1,768,064          --    $        --       (42,180)  $    (510,492)
 Class B shares...........................      37,806        465,637          --             --       (16,359)       (189,690)
 Class C shares...........................      70,866        840,265          --             --        (2,014)        (22,657)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     249,499   $  3,073,966          --    $        --       (60,553)  $    (722,839)
                                            ==========   ============   =========    ===========   ===========   =============
Select 25 Series
 Class A shares...........................   1,189,517   $ 13,894,273          --    $        --      (574,931)  $  (6,684,023)
 Class B shares...........................     783,600      9,067,246          --             --      (391,043)     (4,535,961)
 Class C shares...........................     393,644      4,533,396          --             --      (166,703)     (1,945,794)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................   2,366,761   $ 27,494,915          --    $        --    (1,132,677)  $ (13,165,778)
                                            ==========   ============   =========    ===========   ===========   =============
Large Cap Growth Series
 Class A shares...........................     257,785   $  2,590,226          --    $        --       (10,076)  $    (103,394)
 Class B shares...........................     212,322      2,140,185          --             --        (1,032)        (10,357)
 Class C shares...........................     217,879      2,178,340          --             --           (35)           (349)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     687,986   $  6,908,751          --    $        --       (11,143)  $    (114,100)
                                            ==========   ============   =========    ===========   ===========   =============
Technology Series
 Class A shares...........................     474,075   $  4,740,692          --    $        --        (8,829)  $     (86,896)
 Class B shares...........................     221,002      2,208,003          --             --        (6,929)        (70,401)
 Class C shares...........................     249,271      2,495,567          --             --        (2,039)        (20,710)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................     944,348   $  9,444,262          --    $        --       (17,797)  $    (178,007)
                                            ==========   ============   =========    ===========   ===========   =============
Security Ultra Fund
 Class A shares...........................   5,814,574   $ 74,604,827     411,416    $ 4,476,586    (3,296,864)  $ (41,794,421)
 Class B shares...........................   2,510,768     30,361,621      59,870        602,354      (718,043)     (8,615,115)
 Class C shares...........................     195,926      2,684,227         670          7,207        (5,811)        (77,564)
                                            ----------   ------------   ---------    -----------   -----------   -------------
   Total..................................   8,521,268   $107,650,675     471,956    $ 5,086,147    (4,020,718)  $ (50,487,100)
                                            ==========   ============   =========    ===========   ===========   =============

                                               2000 Total          2000 Total
                                            Increase/Decrease   Increase/Decrease
                                                 Shares              Amount
                                            -----------------   -----------------
Growth & Income Fund
 Class A shares...........................     (1,006,413)        $ (6,373,834)
 Class B shares...........................       (264,072)          (1,592,652)
 Class C shares...........................         34,703              222,476
                                               ----------         ------------
   Total..................................     (1,235,782)        $ (7,744,010)
                                               ==========         ============
Equity Series
 Class A shares...........................     (8,951,628)        ($91,365,648)
 Class B shares...........................       (638,097)          (5,461,470)
 Class C shares...........................         83,169              853,999
                                               ----------         ------------
   Total..................................     (9,506,556)        $(95,973,119)
                                               ==========         ============
Global Series
 Class A shares...........................      1,206,612         $ 23,016,354
 Class B shares...........................        188,462            3,830,968
 Class C shares...........................        130,526            2,442,010
                                               ----------         ------------
   Total..................................      1,525,600         $ 29,289,332
                                               ==========         ============
Total Return Series
 Class A shares...........................         25,644         $    303,343
 Class B shares...........................         21,878              260,276
 Class C shares...........................          4,349               51,619
                                               ----------         ------------
   Total..................................         51,871         $    615,238
                                               ==========         ============
Social Awareness Series
 Class A shares...........................        122,689         $  3,311,494
 Class B shares...........................        114,865            2,922,122
 Class C shares...........................         19,040              508,954
                                               ----------         ------------
   Total..................................        256,594         $  6,742,570
                                               ==========         ============
Mid Cap Value Series
 Class A shares...........................        287,007         $  5,367,040
 Class B shares...........................        102,809            1,933,754
 Class C shares...........................         81,547            1,484,409
                                               ----------         ------------
   Total..................................        471,363         $  8,785,203
                                               ==========         ============
Small Cap Growth Series
 Class A shares...........................        428,127         $ 10,236,812
 Class B shares...........................        356,280            8,262,260
 Class C shares...........................        102,824            2,125,203
                                               ----------         ------------
   Total..................................        887,231         $ 20,624,275
                                               ==========         ============
Enhanced Index Series
 Class A shares...........................        (27,923)        $   (521,017)
 Class B shares...........................         23,159              355,619
 Class C shares...........................        114,974            1,344,294
                                               ----------         ------------
   Total..................................        110,210         $  1,178,896
                                               ==========         ============
International Series
 Class A shares...........................         98,647         $  1,257,572
 Class B shares...........................         21,447              275,947
 Class C shares...........................         68,852              817,608
                                               ----------         ------------
   Total..................................        188,946         $  2,351,127
                                               ==========         ============
Select 25 Series
 Class A shares...........................        614,586         $  7,210,250
 Class B shares...........................        392,557            4,531,285
 Class C shares...........................        226,941            2,587,602
                                               ----------         ------------
   Total..................................      1,234,084         $ 14,329,137
                                               ==========         ============
Large Cap Growth Series
 Class A shares...........................        247,709         $  2,486,832
 Class B shares...........................        211,290            2,129,828
 Class C shares...........................        217,844            2,177,991
                                               ----------         ------------
   Total..................................        676,843         $  6,794,651
                                               ==========         ============
Technology Series
 Class A shares...........................        465,246         $  4,653,796
 Class B shares...........................        214,073            2,137,602
 Class C shares...........................        247,232            2,474,857
                                               ----------         ------------
   Total..................................        926,551         $  9,266,255
                                               ==========         ============
Security Ultra Fund
 Class A shares...........................      2,929,126         $ 37,286,992
 Class B shares...........................      1,852,595           22,348,860
 Class C shares...........................        190,785            2,613,870
                                               ----------         ------------
   Total..................................      4,972,506         $ 62,249,722
                                               ==========         ============

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

                                       1999          1999          1999         1999          1999           1999
                                      Shares        Amount        Shares       Amount        Shares         Amount
                                       Sold          Sold       Reinvested   Reinvested     Redeemed       Redeemed
                                    ----------   ------------   ----------   -----------   -----------   -------------
Growth & Income Fund
 Class A shares...................     673,512   $  5,147,174   1,799,088    $12,417,291    (1,994,458)  $ (14,859,162)
 Class B shares...................     383,324      2,857,782     247,855      1,670,300      (444,025)     (3,216,919)
 Class C shares...................      43,144        332,472           0              0        (1,433)        (11,201)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   1,099,980   $  8,337,428   2,046,943    $14,087,591    (2,439,916)  $ (18,087,282)
                                    ==========   ============   =========    ===========   ===========   =============
Equity Series
 Class A shares...................  13,420,421   $132,649,509   6,045,433    $59,027,585   (14,665,109)  $(147,063,933)
 Class B shares...................   8,372,638     79,823,484   1,056,640      9,899,655    (5,823,017)    (55,932,934)
 Class C shares...................     466,193      4,768,942           0              0       (10,366)       (105,580)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................  22,259,252   $217,241,935   7,102,073    $68,927,240   (20,498,492)  $(203,102,447)
                                    ==========   ============   =========    ===========   ===========   =============
Global Series
 Class A shares...................     695,668   $  8,911,418     130,230    $ 1,583,863      (490,657)  $  (6,276,602)
 Class B shares...................     692,033      8,616,997      86,877      1,024,274      (407,260)     (5,056,378)
 Class C shares...................      14,520        197,823           0              0             0               0
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   1,402,221   $ 17,726,238     217,107    $ 2,608,137      (897,917)    (11,332,980)
                                    ==========   ============   =========    ===========   ===========   =============
Total Return Series
 Class A shares...................      31,506   $    368,718      24,537    $   271,998       (56,089)  $    (652,076)
 Class B shares...................      27,410        315,455      21,691        239,384       (44,246)       (505,377)
 Class C shares...................         709          8,553           0              0             0               0
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................      59,625   $    692,726      46,228    $   511,382      (100,335)  $  (1,157,453)
                                    ==========   ============   =========    ===========   ===========   =============
Social Awareness Series
 Class A shares...................     306,741   $  7,392,701       6,458    $   147,295      (149,302)  $  (3,600,362)
 Class B shares...................     204,928      4,817,870       4,916        109,778       (94,506)     (2,217,147)
 Class C shares...................      16,960        418,879           0              0           (12)           (303)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................     528,629   $ 12,629,450      11,374    $   257,073      (243,820)  $  (5,817,812)
                                    ==========   ============   =========    ===========   ===========   =============
Mid Cap Value Series
 Class A shares...................     749,287   $ 11,366,515       3,927    $    54,487      (283,023)  $  (4,222,754)
 Class B shares...................     177,704      2,663,312       2,087         28,596      (138,360)  $  (1,970,978)
 Class C shares...................      69,766      1,117,339           0              0          (822)        (13,409)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................     996,757   $ 15,147,166       6,014    $    83,083      (422,205)  $  (6,207,141)
                                    ==========   ============   =========    ===========   ===========   =============
Small Cap Growth Series
 Class A shares...................   1,039,226   $ 10,583,205           0    $         0       (46,168)  $    (479,808)
 Class B shares...................      29,971        312,814           0              0       (12,838)       (128,933)
 Class C shares...................      69,336        738,707           0              0          (127)         (1,457)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   1,138,533   $ 11,634,726           0    $         0       (59,133)  $    (610,198)
                                    ==========   ============   =========    ===========   ===========   =============
Enhanced Index Series
 Class A shares...................     814,143   $  8,317,912           0    $         0       (58,104)  $    (609,377)
 Class B shares...................     973,729      9,959,395           0              0       (13,517)       (140,440)
 Class C shares...................     521,068      5,288,712           0              0          (807)         (8,246)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   2,308,940   $ 23,566,019           0    $         0       (72,428)  $    (758,063)
                                    ==========   ============   =========    ===========   ===========   =============
International Series
 Class A shares...................     307,889   $  3,015,685           0              0        (5,768)  $     (55,982)
 Class B shares...................     210,293      2,081,770           0              0          (208)  $      (2,000)
 Class C shares...................     258,214      2,545,289           0              0          (609)  $      (5,792)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................     776,396   $  7,642,744           0    $         0        (6,585)  $     (63,774)
                                    ==========   ============   =========    ===========   ===========   =============
Select 25 Series
 Class A shares...................   1,447,176   $ 14,845,141           0    $         0      (120,570)  $  (1,239,696)
 Class B shares...................   1,278,626     13,090,317           0              0       (49,213)       (515,290)
 Class C shares...................     426,772      4,350,090           0              0        (5,870)        (61,895)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   3,152,574   $ 32,285,548           0    $         0      (175,653)  $  (1,816,881)
                                    ==========   ============   =========    ===========   ===========   =============
Security Ultra Fund
 Class A shares...................   3,546,126   $ 30,558,437   2,215,618    $16,490,845    (4,118,483)  $ (35,203,189)
 Class B shares...................     881,272      7,056,830     280,843      1,958,316    (1,016,884)     (7,863,259)
 Class C shares...................      11,687        105,169           0              0        (1,234)        (10,906)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   4,439,085   $ 37,720,436   2,496,461    $18,449,161    (5,136,601)  $ (43,077,354)
                                    ==========   ============   =========    ===========   ===========   =============

                                          1999                1999
                                    Increase/Decrease   Increase/Decrease
                                         Shares              Amount
                                    -----------------   -----------------
Growth & Income Fund
 Class A shares...................        478,142          $ 2,705,303
 Class B shares...................        187,154            1,311,163
 Class C shares...................         41,711              321,271
                                        ---------          -----------
   Total..........................        707,007          $ 4,337,737
                                        =========          ===========
Equity Series
 Class A shares...................      4,800,745          $44,613,161
 Class B shares...................      3,606,261           33,790,205
 Class C shares...................        455,827            4,663,362
                                        ---------          -----------
   Total..........................      8,862,833          $83,066,728
                                        =========          ===========
Global Series
 Class A shares...................        335,241          $ 4,218,679
 Class B shares...................        371,650            4,584,893
 Class C shares...................         14,520              197,823
                                        ---------          -----------
   Total..........................        721,411          $ 9,001,395
                                        =========          ===========
Total Return Series
 Class A shares...................            (46)         $   (11,360)
 Class B shares...................          4,855               49,462
 Class C shares...................            709                8,553
                                        ---------          -----------
   Total..........................          5,518          $    46,655
                                        =========          ===========
Social Awareness Series
 Class A shares...................        163,896          $ 3,939,634
 Class B shares...................        115,339            2,710,501
 Class C shares...................         16,948              418,576
                                        ---------          -----------
   Total..........................        296,183          $ 7,068,711
                                        =========          ===========
Mid Cap Value Series
 Class A shares...................        470,191          $ 7,198,248
 Class B shares...................         41,431              720,930
 Class C shares...................         68,944            1,103,930
                                        ---------          -----------
   Total..........................        580,566          $ 9,023,108
                                        =========          ===========
Small Cap Growth Series
 Class A shares...................        993,058          $10,103,396
 Class B shares...................         17,133              183,882
 Class C shares...................         69,209              737,250
                                        ---------          -----------
   Total..........................      1,079,400          $11,024,528
                                        =========          ===========
Enhanced Index Series
 Class A shares...................        756,039          $ 7,708,535
 Class B shares...................        960,212            9,818,955
 Class C shares...................        520,261            5,280,466
                                        ---------          -----------
   Total..........................      2,236,512          $22,807,956
                                        =========          ===========
International Series
 Class A shares...................        302,121          $ 2,959,703
 Class B shares...................        210,085            2,079,770
 Class C shares...................        257,605            2,539,497
                                        ---------          -----------
   Total..........................        769,811          $ 7,578,970
                                        =========          ===========
Select 25 Series
 Class A shares...................      1,326,606          $13,605,445
 Class B shares...................      1,229,413           12,575,027
 Class C shares...................        420,902            4,288,195
                                        ---------          -----------
   Total..........................      2,976,921          $30,468,667
                                        =========          ===========
Security Ultra Fund
 Class A shares...................      1,643,261          $11,846,093
 Class B shares...................        145,231            1,151,887
 Class C shares...................         10,453               94,263
                                        ---------          -----------
   Total..........................      1,798,945          $13,092,243
                                        =========          ===========

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

8. FEES PAID INDIRECTLY
    The funds have directed certain portfolio trades to brokers who paid a portion of each Fund's expenses. Fund expenses were reduced as indicated in the table below:

                                                                    Year             Year
                                                                Ended 9/30/00    Ended 9/30/99
                                                                -------------    -------------
Growth and Income Fund......................................       $  150           $  670
Equity Series...............................................        2,044            7,860
Total Return Series.........................................           14               54
Social Awareness Series.....................................           46              135
Mid Cap Value Series........................................           59              183
Select 25 Series............................................           63               90
Ultra Fund..................................................          226              690
                                                                   ------           ------
                                                                   $2,602           $9,682
                                                                   ======           ======

9. OPTIONS WRITTEN
    The following options written were outstanding for Security Ultra Fund at September 30, 2000:

PUT OPTIONS WRITTEN

                                                                Expiration    Exercise    Number of      Market
                        Common Stock                               Date        Price      Contracts      Value
                        ------------                            ----------    --------    ---------    ----------
Alpha Industries, Inc. .....................................    11/20/2000     35.00          345      $  181,125
Ingersoll-Rand Company......................................    10/23/2000     40.00          335         205,187
Lernout En Hauspie Speech Products N.V. ....................    10/23/2000     30.00          372         618,450
Phelps Dodge Corporation....................................    10/23/2000     40.00          280          22,750
Ultramar Diamond Shamrock Corporation.......................    11/20/2000     25.00          490          58,188
                                                                                            -----      ----------
Total put options outstanding (premiums received,
  $406,931).................................................                                1,822      $1,085,700
                                                                                            =====      ==========

CALL OPTIONS WRITTEN

                                                                Expiration    Exercise    Number of      Market
                        Common Stock                               Date        Price      Contracts      Value
                        ------------                            ----------    --------    ---------    ----------
Affymetrix, Inc. ...........................................    10/23/2000     75.00          180      $        0
Anadarko Petroleum Corporation..............................    10/23/2000     65.00          172          56,760
Apache Corporation..........................................    01/22/2001..   65.00          180          78,750
Cheesecake Factory, Inc. ...................................    10/23/2000     35.00          320         168,000
Northern Trust Corporation..................................    01/22/2001     90.00          136          76,500
Winn-Dixie Stores, Inc. ....................................    10/23/2000..   15.00          444          13,875
                                                                                            -----      ----------
Total call options outstanding (premiums received,
  $475,364).................................................                                1,432      $  393,885
                                                                                            =====      ==========

    Transactions in options written for Security Ultra Fund for the period ended September 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                                                Number of     Premium
                                                                Contracts      Amount
                                                                ---------    ----------
Balance at October 1, 1999..................................         --      $       --
Opened......................................................      4,523       1,622,528
Bought Back.................................................       (381)       (117,578)
Expired.....................................................     (1,986)       (742,580)
Exercised...................................................       (724)       (287,006)
                                                                 ------      ----------
Balance at September 30, 2000...............................      1,432      $  475,364
                                                                 ======      ==========

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

PUT OPTIONS WRITTEN

                                                                Number of     Premium
                                                                Contracts      Amount
                                                                ---------    ----------
Balance at October 1, 1999..................................         --      $       --
Opened......................................................      9,391       1,607,473
Bought Back.................................................       (256)       (106,153)
Expired.....................................................     (5,220)       (852,727)
Exercised...................................................     (2,093)       (241,662)
                                                                 ------      ----------
Balance at September 30, 2000...............................      1,822      $  406,931
                                                                 ======      ==========

    The following options written were outstanding for Mid Cap Value Series at September 30, 2000:

PUT OPTIONS WRITTEN

                                                                Expiration    Exercise    Number of     Market
                        Common Stock                               Date        Price      Contracts     Value
                        ------------                            ----------    --------    ---------    --------
CSX Corporation.............................................    10/20/2000     25.00          95       $ 27,312
Ingersoll-Rand Company......................................    10/20/2000     40.00          65         39,813
Maxwell Technologies, Inc. .................................    10/20/2000     15.00         174          3,263
Newmont Mining Corporation..................................    10/20/2000     17.50         136         13,600
Profit Recovery Group International, Inc. ..................    10/20/2000     10.00         238         17,850
Ultramar Diamond Shamrock Corporation.......................    11/17/2000     25.00         104         12,350
                                                                                             ---       --------
Total put options outstanding (premiums received,
  $92,801)..................................................                                 812       $114,188
                                                                                             ===       ========

CALL OPTIONS WRITTEN

                                                                Expiration    Exercise    Number of     Market
                        Common Stock                               Date        Price      Contracts     Value
                        ------------                            ----------    --------    ---------    --------
Anadarko Petroleum Corporation..............................    10/20/2000     65.00          42       $ 13,860
Apache Corporation..........................................    01/19/2001..   65.00          37         16,187
CVS Corporation.............................................    10/20/2000     40.00          60         37,500
                                                                                             ---       --------
Total call options outstanding (premiums received,
  $51,644)..................................................                                 139       $ 67,547
                                                                                             ===       ========

    Transactions in options written for Mid Cap Value Series for the period ended September 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                                                Number of    Premium
                                                                Contracts     Amount
                                                                ---------    --------
Balance at October 1, 1999..................................        --       $     --
Opened......................................................       580        129,070
Bought Back.................................................        --             --
Expired.....................................................      (441)       (77,426)
Exercised...................................................        --             --
                                                                  ----       --------
Balance at September 30, 2000...............................       139       $ 51,644
                                                                  ====       ========

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

PUT OPTIONS WRITTEN

                                                                Number of     Premium
                                                                Contracts     Amount
                                                                ---------    ---------
Balance at October 1, 1999..................................         --      $      --
Opened......................................................      2,396        288,518
Bought Back.................................................         --             --
Expired.....................................................     (1,080)      (149,656)
Exercised...................................................       (504)       (46,061)
                                                                 ------      ---------
Balance at September 30, 2000...............................        812      $  92,801
                                                                 ======      =========

    The following options written were outstanding for International Series at September 30, 2000:

PUT OPTIONS WRITTEN

                                                                Expiration    Exercise    Number of    Market
                          Currency                                 Date        Price      Contracts    Value
                          --------                              ----------    --------    ---------    ------
European Monetary Unit......................................    10/28/2000      0.86       250,000     $1,250
                                                                                           -------     ------
Total put options outstanding (premiums received, $2,550)...                               250,000     $1,250
                                                                                           =======     ======

    Transactions in options written for International Series for the period ended September 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                                                Number of     Premium
                                                                Contracts      Amount
                                                                ----------    --------
Balance at October 1, 1999..................................            --    $     --
Opened......................................................     2,598,064      20,402
Bought Back.................................................      (400,000)     (3,640)
Expired.....................................................    (2,198,064)    (16,762)
Exercised...................................................            --          --
                                                                ----------    --------
Balance at September 30, 2000...............................            --    $     --
                                                                ==========    ========

PUT OPTIONS WRITTEN

                                                                Number of     Premium
                                                                Contracts      Amount
                                                                ----------    --------
Balance at October 1, 1999..................................            --    $     --
Opened......................................................     3,050,000      13,871
Bought Back.................................................            --          --
Expired.....................................................    (2,800,000)    (11,321)
Exercised...................................................            --          --
                                                                ----------    --------
Balance at September 30, 2000...............................       250,000    $  2,550
                                                                ==========    ========

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

c-------------------------------------------------------------------------------

10. FEDERAL TAX MATTERS
    The fund's designate as capital gain dividends paid during the fiscal year ended September 30, 2000 for the purpose of the dividends paid deduction on each Fund's federal income tax return as follows:

Growth and Income Fund......................................    $ 1,338,128
Security Equity Fund:
  Equity Series.............................................     39,544,699
  Global Series.............................................      1,536,355
  Total Return Series.......................................        397,514
  Social Awareness Series...................................        395,063
  Mid Cap Value Series......................................      1,366,746
  Small Cap Growth Series...................................         15,380
  Enhanced Index Series.....................................        116,687
  International Series......................................             --
  Select 25 Series..........................................             --
  Large Cap Growth Series...................................             --
  Technology Series.........................................             --
Security Ultra Fund.........................................      2,331,302

    In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including net short-term capital gains) attributable to the fiscal year ended September 30, 2000, which qualify for the dividends received deduction for corporate shareholders are as follows.

Growth and Income Fund......................................    100%
Security Equity Fund:
  Equity Series.............................................      0%
  Global Series.............................................      2%
  Total Return Series.......................................      0%
  Social Awareness Series...................................      0%
  Mid Cap Value Series......................................     19%
  Small Cap Growth Series...................................      2%
  Enhanced Index Series.....................................    100%
  International Series......................................      0%
  Select 25 Series..........................................      0%
  Large Cap Growth Series...................................      0%
  Technology Series.........................................      0%
Security Ultra Fund.........................................     44%

    At September 30, 2000, the Growth and Income Fund and Security Equity Fund Select 25 Series have capital loss carryforwards of $727,563 (expires in 2008) and $368,467 (expires in 2008), respectively.

--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            REPORT OF INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND AND SECURITY ULTRA FUND

We have audited the accompany statements of assets and liabilities of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Series) and Security Ultra Fund (the Funds), including the schedules of investments, as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Kansas City, Missouri
November 10, 2000

--------------------------------------------------------------------------------

SHAREHOLDER UPDATE
SEPTEMBER 30, 2000

ANNUAL MEETING RESULTS
    An annual meeting of the stockholders of Security Equity Fund, Security Growth & Income Fund and the Security Ultra Fund was held on January 26, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

    (1) The election of six directors to serve on the Board of Directors of the Funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified. The following votes were cast regarding this matter.

      (a) Security Equity Fund

                                                   Votes
                                     Votes       Against/
            Directors                 For       Abstentions
            ---------                -----      -----------
Donald A. Chubb, Jr. ............  79,175,606    2,011,887
John D. Cleland..................  79,192,259    1,995,234
Penny A. Lumpkin.................  79,114,078    2,073,415
Mark L. Morris, Jr. .............  79,106,728    2,080,765
Maynard F. Oliverius.............  79,109,217    2,078,276
James R. Schmank.................  79,182,149    2,005,345

      (b) Security Growth & Income Fund

                                                   Votes
                                      Votes      Against/
            Directors                  For      Abstentions
            ---------                 -----     -----------
Donald A. Chubb, Jr. .............  8,129,063     105,435
John D. Cleland...................  8,134,456     100,043
Penny A. Lumpkin..................  8,131,081     103,418
Mark L. Morris, Jr. ..............  8,126,750     107,749
Maynard F. Oliverius..............  8,127,525     106,973
James R. Schmank..................  8,133,412     101,087

      (c) Security Ultra Fund

                                                   Votes
                                      Votes      Against/
            Directors                  For      Abstentions
            ---------                 -----     -----------
Donald A. Chubb, Jr. .............  7,853,199     129,895
John D. Cleland...................  7,853,895     129,199
Penny A. Lumpkin..................  7,855,758     127,336
Mark L. Morris, Jr. ..............  7,828,446     154,649
Maynard F. Oliverius..............  7,851,952     131,143
James R. Schmank..................  7,858,426     124,668

    (2) The ratification of Ernst & Young LLP as the independent accountants for the Funds. The following votes were cast regarding this matter.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Security Equity Fund.............  78,379,645    2,807,849
Security Growth & Income Fund....   7,972,437      262,062
Security Ultra Fund..............   7,758,326      224,768

    (3) The approval of an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Funds investment advisor, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval. The following votes were cast regarding this matter:

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
(a) Security Equity Fund
    Equity Series                  57,460,002   13,460,322
    Global Series                   1,634,174      169,362
    Total Return Series               436,999       22,394
    Social Awareness Series           494,489      214,875
    Mid Cap Value Series            1,076,472      323,568
    Small Cap Growth Series         1,233,181       28,295
    Enhanced Index Series           1,338,841      557,169
    International Series              658,233       72,871
    Select 25 Series                1,348,942      657,305
(b) Security Growth & Income Fund   7,276,586      957,913
(c) Security Ultra Fund             7,185,530      797,564

    (4) The approval of the Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan. The following votes were cast regarding this matter:

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
(a) Security Equity Fund
    Equity Series                  58,102,524   12,817,801
    Global Series                   1,662,754      140,782
    Total Return Series               436,999       22,394
    Social Awareness Series           500,734      208,629
    Mid Cap Value Series            1,076,472      323,568
    Small Cap Growth Series         1,233,181       28,295
    Enhanced Index Series           1,338,841      557,169
    International Series              658,233       72,871
    Select 25 Series                1,348,942      657,304
(b) Security Growth & Income Fund   7,332,736      901,762
(c) Security Ultra Fund             7,212,720      770,374

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

    (5) The approval of the proposed change to the Funds fundamental policies. The following votes were cast regarding the following issues relating to the fundamental policies:

    (a) To amend the Fund's fundamental investment limitation concerning diversification.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,733,693   12,186,632
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     495,855      213,508
    Mid Cap Value Series.........   1,029,891      370,149
    Small Cap Growth Series......   1,235,768       25,708
    Security Growth & Income
      Fund.......................   7,403,810      830,689
    Security Ultra Fund..........   7,289,912      693,182

    (b) To amend the Funds fundamental investment limitation concerning share ownership of any one issuer.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,697,764   12,222,560
    Global Series................   1,656,889      146,647
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     496,153      213,210
    Mid Cap Value Series.........   1,028,935      371,105
    Small Cap Growth Series......   1,235,768       25,708
    Enhanced Index Series........   1,339,453      556,557
    International Series.........     657,285       73,819
    Select 25 Series.............   1,373,734      632,513
Security Growth & Income Fund....   7,403,496      831,003
Security Ultra Fund..............   7,291,196      691,898

    (c) To eliminate the Funds fundamental investment limitation concerning investing for control of portfolio companies.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,675,402   12,244,923
    Global Series................   1,657,009      146,527
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     495,101      214,262
    Mid Cap Value Series.........   1,029,891      370,149
    Small Cap Growth Series......   1,235,753       25,722
    Enhanced Index Series........   1,335,826      560,184
    International Series.........     657,285       73,819
    Select 25 Series.............   1,375,645      630,602
Security Growth & Income Fund....   7,400,448      834,051
Security Ultra Fund..............   7,299,086      684,008

    (d) To amend the Funds fundamental investment limitation concerning underwriting.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,698,621   12,221,703
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     494,687      214,676
    Mid Cap Value Series.........   1,028,238      371,802
    Small Cap Growth Series......   1,235,768       25,708
Security Growth & Income Fund....   7,400,144      834,355
Security Ultra Fund..............   7,286,189      696,905

    (e) To amend the Funds fundamental investment limitation concerning borrowing.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,542,923   12,377,402
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     493,928      215,435
    Mid Cap Value Series.........   1,027,649      372,390
    Small Cap Growth Series......   1,235,720       25,756
Security Growth & Income Fund....   7,396,191      838,307

    (f) To amend the Funds fundamental investment limitation concerning lending.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,492,218   12,428,107
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     496,057      213,306
    Mid Cap Value Series.........   1,028,835      371,204
    Small Cap Growth Series......   1,235,720       25,756
Security Growth & Income Fund....   7,392,874      841,625
Security Ultra Fund..............   7,209,561      692,534

    (g) To eliminate the Funds fundamental investment limitation concerning short sales and margin purchases of securities.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,449,305   12,471,020
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     490,871      218,493
    Mid Cap Value Series.........   1,027,281      372,759
Security Growth & Income Fund....   7,392,939      841,560

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

    (h) To amend the Fund's fundamental investment limitation concerning senior securities.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,623,705   12,296,620

    (i) To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,650,724   12,269,600
Security Growth & Income Fund....   7,391,782      842,716
Security Ultra Fund..............   7,293,258      689,836

    (j) To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years' operating history.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,575,839   12,344,485
Security Growth & Income Fund....   7,396,882      837,616
Security Ultra Fund..............   7,285,081      698,013

    (k) To eliminate the Fund's fundamental investment limitation concerning mortgaging, pledging or hypothecating its assets.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Growth & Income Fund.....  7,395,366     839,133

    (l) To eliminate the Fund's fundamental investment limitation concerning purchasing securities that are not traded on an exchange or actively traded over-the-counter.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Growth & Income Fund.....  7,392,879     841,620

    (m) To eliminate the Funds fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Funds, investment manager or underwriter own more than 5% of the outstanding securities of such issuer.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,490,755   12,429,569
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     491,006      218,358
    Mid Cap Value Series.........   1,029,096      370,944
Security Growth & Income Fund....   7,386,317      848,181

    (n) To eliminate the Funds fundamental investment limitation concerning the officers or directors of the Funds, the Underwriter or Manager purchasing shares of the Funds, except at current net asset value.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,541,563   12,378,761
    Global Series................   1,657,152      146,384
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     493,775      215,588
    Mid Cap Value Series.........   1,028,605      371,435
    Small Cap Growth Series......   1,235,084       26,392
    Enhanced Index Series........   1,334,684      561,326
    International Series.........     657,285       73,819
    Select 25 Series.............   1,367,798      638,449
Security Growth & Income Fund....   7,395,717      838,782

    (o) To amend the Fund's fundamental investment limitation concerning buying or selling real estate.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,626,048   12,294,276
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     495,033      214,330
    Mid Cap Value Series.........   1,027,503      372,537
    Small Cap Growth Series......   1,233,234       28,242

--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

    (p) To amend the Funds fundamental investment limitation concerning buying or selling commodities or commodity contracts.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  57,758,613   13,161,711
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     493,138      216,225
    Mid Cap Value Series.........   1,025,383      374,657
    Small Cap Growth Series......   1,233,234       28,242
Security Growth & Income Fund....   7,386,559      847,940

    (q) To eliminate the Fund's fundamental investment limitation concerning investment in warrants.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,550,788   12,369,537

    (r) To eliminate the Fund's fundamental investment limitation concerning restricted securities.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  58,428,788   12,491,536
Security Ultra Fund..............   7,279,047      704,047

    (s) To eliminate the Funds fundamental investment limitation concerning investment in puts, calls, straddles or spreads.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  57,609,176   13,311,149
Security Growth & Income Fund....   7,382,010      852,489
Security Ultra Fund..............   7,272,129      710,966

    (t) To eliminate the Funds fundamental investment limitation concerning investment in oil, gas, mineral leases or other mineral exploration or development programs.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of Security Equity Fund
    Equity Series................  57,668,510   13,251,815
    Total Return Series..........     442,705       16,687
    Social Awareness Series......     492,724      216,640
    Mid Cap Value Series.........   1,027,748      372,292
Security Growth & Income Fund....   7,388,227      846,271
Security Ultra Fund..............   7,281,931      701,164

    (u) To eliminate the Fund's fundamental investment limitation concerning senior securities and borrowing.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Ultra Fund...............  7,290,613     692,481

    (v) To amend the Fund's fundamental investment limitation concerning margin purchases of securities.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Ultra Fund...............  7,280,778     702,316

    (w) To eliminate the Fund's fundamental investment limitation concerning short sales of securities.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Ultra Fund...............  7,284,210     698,884

    (x) To amend the Fund's fundamental investment limitation concerning buying or selling real estate, commodities or commodity contracts.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Ultra Fund...............  7,281,567     701,527

    (y) To eliminate the Fund's fundamental investment limitation concerning investment in warrants.

                                                   Votes
                                      Votes      Against/
                                       For      Abstentions
                                      -----     -----------
Security Ultra Fund...............  7,294,799     688,296

--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

THE SECURITY GROUP
OF MUTUAL FUNDS
Security Ultra Fund
Security Equity Fund
      - Small Cap Growth Series
      - Global Series
      - Mid Cap Value Series
      - Enhanced Index Series
      - International Series
      - Social Awareness Series
      - Select 25(R) Series
      - Equity Series
      - Total Return Series
      - Large Cap Growth Series
      - Technology Series
Security Growth and Income Fund
Security Income Fund
      - Diversified Income Series
      - High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information. SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President, Equity Fund and Growth & Income Fund James P. Schier, Vice President, Equity and Ultra Fund
Cindy L. Shields, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

www.securitybenefit.com

[Security Distributors, Inc.]

700 SW Harrison St.
Topeka, KS 66636-0001
                                                                 PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                CHICAGO, IL
                                                               PERMIT NO. 941

SDI 604 (R9-00)                                                      46-06041-00